UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02688

Name of Fund:  BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2019

Date of reporting period: 12/31/2018

Item 1 – Report to Stockholders

DECEMBER 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Municipal Bond Fund, Inc.

➢	BlackRock High Yield Municipal Fund
➢	BlackRock National Municipal Fund
➢	BlackRock Short-Term Municipal Fund

BlackRock Multi-State Municipal Series Trust

➢	BlackRock New York Municipal Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2018	BlackRock High Yield Municipal Fund

Investment Objective

BlackRock High Yield Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2018, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index. For the same period, the Fund’s Institutional and Class K Shares performed in line with its secondary benchmark, the Custom High Yield Index, while the Investor A and Investor C Shares underperformed. The following discussion of relative performance pertains to the Custom High Yield Index.

What factors influenced performance?

The municipal bond market posted a narrow gain in the second half of 2018. After performing poorly through the first week of November, tax-exempt securities rallied late in the year in response to a sharp drop in U.S. Treasury yields. (Prices and yields move in opposite directions.) High yield municipal bonds, after outperforming for much of the year, finished slightly behind their higher-rated counterparts due to the “flight to quality” that occurred in the fourth quarter.

The Fund’s preference for higher-quality securities contributed to performance during 2018. However, an underweight in BB rated issues was a minor detractor.

Security selection in the tobacco sector added to performance. While the Fund’s weighting in tobacco was slightly higher than the secondary benchmark, a zero weighting in tobacco capital appreciation bonds (“CABs”) — which experienced significant price declines — was a notable positive.

Yield curve exposure also helped results, highlighted by a modest overweight to bonds with maturities of 25 years and above. Again, the absence of CABs — which tend to be longer-dated — was the key factor. However, some of the benefit was offset by an underweight in five- to nine-year issues due to the outperformance for this portion of the yield curve.

The lack of a position in certain outperforming bonds in the utilities sector was a further detractor.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields fell, this aspect of the Fund’s positioning detracted from returns. However, it’s also important to note that the risk-management program added value when Treasury yields were rising in the first nine months of the year.

Describe recent portfolio activity.

The investment adviser deployed cash reserves during the fourth quarter, as indiscriminate selling provided an opportunity to purchase securities at attractive prices. The investment adviser also used holdings it had bought at relatively low yields as a source of cash for these new investments. When adding new securities, the investment adviser focused on the housing, public power and health care sectors. A small increase was made in the Fund’s allocation to Puerto Rico. Conversely, the Fund looked to sell investments that exhibited signs of credit stress — a potentially negative attribute if the U.S. economy slows in 2019.

Describe portfolio positioning at period end.

The Fund kept duration (a measure of interest-rate sensitivity) below that of the benchmark, although it reduced the extent of the underweight as the period progressed. The Fund also maintained a bias toward higher-quality securities, with an underweight position in unrated bonds. The Fund’s sector allocations did not change in a material way, aside from an increased weighting in school districts and the addition to Puerto Rico. The investment adviser maintained a modest degree of leverage in the portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock High Yield Municipal Fund

Performance Summary for the Period Ended December 31, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.71%	3.67%	0.80%	2.15%	N/A	6.95%	N/A	9.35%	N/A
Investor A	3.30	3.26	0.77	1.99	(2.35)%	6.68	5.76%	9.06	8.59%
Investor C	2.69	2.65	0.28	1.12	0.14	5.88	5.88	8.24	8.24
Class K	3.81	3.76	0.81	2.18	N/A	6.96	N/A	9.35	N/A
S&P® Municipal Bond Index(c)	—	—	1.38	1.36	N/A	3.88	N/A	5.11	N/A
Custom High Yield Index(d)	—	—	0.83	4.64	N/A	7.21	N/A	9.65	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)

The Custom High Yield Index is a customized benchmark that reflects the returns of the S&P® Customized High Yield Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Customized High Yield Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (c)
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Including Interest Expense and Fees (a)	Excluding Interest Expense and Fees (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,008.00	$2.99	$2.63	$1,000.00	$1,022.23	$3.01	$1,022.58	$2.65
Investor A	1,000.00	1,007.70	7.29	4.00	1,000.00	1,017.95	7.32	1,021.22	4.02
Investor C	1,000.00	1,002.80	13.38	7.77	1,000.00	1,011.85	13.44	1,017.44	7.83
Class K	1,000.00	1,008.10	1.27	2.48	1,000.00	1,023.95	1.28	1,022.74	2.50

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.68% for Institutional, 0.95% for Investor A, 1.70% for Investor C and 0.65% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.52% for Institutional, 0.79% for Investor A, 1.54% for Investor C and 0.49% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of December 31, 2018 (continued)	BlackRock High Yield Municipal Fund

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	12/31/18
Health	21%
Transportation	16
County/City/Special District/School District	16
Tobacco	13
Utilities	10
Education	9
State	7
Corporate	4
Financing & Development	3
Housing	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2019	14%
2020	7
2021	10
2022	12
2023	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	12/31/18
AA/Aa	10%
A	12
BBB/Baa	24
BB/Ba	11
B/B	6
N/R	37

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% of the Fund’s total investments.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock National Municipal Fund

Investment Objective

BlackRock National Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2018, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, as well as its secondary benchmark, the Custom National Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the Custom National Index.

What factors influenced performance?

The municipal bond market posted a modest gain in the second half of 2018. After performing poorly through the first week of November, prices on tax-exempt securities moved higher late in the year in response to a sharp drop in U.S. Treasury yields. (Prices and yields move in opposite directions.)

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields fell, this aspect of the Fund’s positioning detracted from returns. The effect was especially pronounced in November and December during the rally in U.S. Treasuries. However, it is also important to note that the risk-management program added value when Treasury yields were rising in the first nine months of the year.

The Fund’s position in longer-dated bonds, while producing positive absolute returns, detracted from relative performance.

The Fund’s use of leverage helped results by increasing the contribution from income and augmenting the effect of rising bond prices in the final two months of the year.

Describe recent portfolio activity.

Strong inflows into the Fund, in combination with the investment adviser’s defensive posture, led to the build-up of significant cash reserves early in the period. The investment adviser used these reserves to capitalize on higher yields by purchasing longer-maturity, AA rated securities in both the new and secondary markets. As the period progressed, the investment adviser adjusted the portfolio’s positioning to take advantage of market volatility as the 10-year U.S. Treasury yield traded in a range between 2.75% and 3.25%.

The Fund moved its duration (a measure of interest-rate sensitivity) above that of the benchmark. The portfolio’s duration stood at 6.8 years on December 31, 2018, up from 6.0 years on June 30, 2018. This shift reflected the investment adviser’s effort to put cash to work and increase the Fund’s interest-rate sensitivity once yields reached what the investment adviser believed was the top end of the range early in the fourth quarter.

The Fund maintained overweight positions in the pre-refunded, transportation and utilities sectors. The last two are essential-revenue sectors that benefit from strong market liquidity. This represents a contrast to general obligations, which have become less popular with investors.

The Fund decreased leverage to zero early in the period. Although this move lowered the portfolio’s sensitivity to market volatility, it also reduced income. The Fund added back to the position late in the period, and closed the year with the portfolio 3% leveraged.

Describe portfolio positioning at period end.

The Fund had an average credit quality of A+, and its cash weighting stood at about 1.0%. The Fund’s exposure to bonds subject to the alternative minimum tax was 7.9%. The portfolio was overweight in pre-refunded securities due in part to increased refunding activity. The Fund was also overweight in the transportation and utilities sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of December 31, 2018 (continued)	BlackRock National Municipal Fund

Performance Summary for the Period Ended December 31, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.79%	2.75%	0.46%	0.61%	N/A	3.96%	N/A	5.77%	N/A
Service	2.55	2.52	0.43	0.46	N/A	3.76	N/A	5.50	N/A
Investor A	2.43	2.35	0.33	0.36	(3.91)%	3.75	2.85%	5.57	5.11%
Investor C	1.79	1.76	(0.05)	(0.39)	(1.36)	2.98	2.98	4.79	4.79
Investor C1	1.99	1.86	0.15	(0.19)	N/A	3.18	N/A	4.99	N/A
Class K	2.83	2.80	0.58	0.66	N/A	4.06	N/A	5.85	N/A
S&P® Municipal Bond Index(c)	—	—	1.38	1.36	N/A	3.88	N/A	5.11	N/A
Custom National Index(d)	—	—	1.51	1.20	N/A	4.83	N/A	5.47	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)

The Custom National Index is a customized benchmark that reflects the returns of the S&P® Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (c)
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Including Interest Expense and Fees (a)	Excluding Interest Expense and Fees (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,004.60	$2.37	$2.17	$1,000.00	$1,022.84	$2.40	$1,023.04	$2.19
Service	1,000.00	1,004.30	3.59	3.44	1,000.00	1,021.63	3.62	1,021.78	3.47
Investor A	1,000.00	1,003.30	3.64	3.43	1,000.00	1,021.58	3.67	1,021.78	3.47
Investor C	1,000.00	999.50	7.36	7.21	1,000.00	1,017.85	7.43	1,018.00	7.27
Investor C1	1,000.00	1,001.50	6.41	6.21	1,000.00	1,018.80	6.46	1,019.00	6.26
Class K	1,000.00	1,005.80	2.12	1.92	1,000.00	1,023.09	2.14	1,023.09	2.14

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.46% for Institutional, 0.71% for Service, 0.71% for Investor A, 1.46% for Investor C, 1.26% for Investor C1, and 0.41% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.44% for Institutional, 0.68% for Service, 0.69% for Investor A, 1.43% for Investor C and 1.23% for Investor C1 and 0.38% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock National Municipal Fund

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	12/31/18
Transportation	27%
State	22
Utilities	14
Health	12
County/City/Special District/School District	10
Corporate	7
Education	6
Tobacco	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2019	9%
2020	4
2021	6
2022	2
2023	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	12/31/18
AAA/Aaa	9%
AA/Aa	45
A	24
BBB/Baa	8
BB/Ba	2
B/B	3
N/R	9

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of December 31, 2018	BlackRock Short-Term Municipal Fund

Investment Objective

BlackRock Short-Term Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2018, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® Limited Maturity Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® Limited Maturity Municipal Bond Index.

What factors influenced performance?

The municipal bond market posted a modest gain in the second half of 2018. After performing poorly through the first week of November, tax-exempt securities staged a rally late in the year in response to a sharp drop in U.S. Treasury yields. (Prices and yields move in opposite directions.)

Underweight positions in AAA and AA rated bonds, including pre-refunded issues, detracted from returns given that higher-quality securities outperformed. An underweight position in bonds with three- to four-year maturities also detracted.

On the plus side, the Fund’s below-benchmark duration helped results given that yields on short-term bonds generally rose. (Duration is a measure of interest-rate sensitivity). An underweight position in the zero- to one-year portion of the yield curve made a positive contribution, as well.

The Fund’s position in variable rate demand notes (“VRDNs”) aided performance, as their floating-rate features helped offset the impact of the Fed’s interest rate increases. Since VRDNs reset weekly, their yields move higher as short-term rates climb. In addition, their seven-day maturities limit the effect these securities have on overall portfolio duration. The Fund’s overweight allocations to the state tax-backed, transportation, health care and corporate municipal sectors further contributed.

Describe recent portfolio activity.

With the Fed raising interest rates, the investment adviser pursued a defensive strategy while tactically repositioning the portfolio. The Fund’s position in lower-yielding, fixed-rate holdings was reduced, as the investment adviser believed they would underperform the broader market as rates rose. In addition, the Fund increased its weighting in floating-rate securities.

As municipalities issued annual operating financing notes, the Fund raised its exposure to non-rated issues with attractive yields and equivalent underlying ratings of A and AA. The Fund also invested in A and BBB rated bonds with two- and three-year maturities that offered favorable yield spreads over AAA rated debt.

Describe portfolio positioning at period end.

The Fund was overweight in short-term bonds, contributing to a duration that was lower than that of the benchmark. The Fund continued to add to its weightings in A and BBB rated issues. The portfolio’s largest overweight was in New Jersey, while California and New York were its most significant underweights. The Fund increased its position in New York, while decreasing its allocation to California.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Short-Term Municipal Fund

Performance Summary for the Period Ended December 31, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.75%	1.66%	0.80%	1.54%	N/A	0.60%	N/A	1.02%	N/A
Investor A	1.47	1.41	0.68	1.30	(1.74)%	0.34	(0.27)%	0.76	0.45%
Investor A1	1.63	1.56	0.75	1.34	N/A	0.47	N/A	0.90	N/A
Investor C	0.76	0.68	0.30	0.54	(0.46)	(0.44)	(0.44)	(0.02)	(0.02)
Class K	1.82	1.76	0.83	1.59	N/A	0.62	N/A	1.02	N/A
S&P® Municipal Bond Index(c)	—	—	1.38	1.36	N/A	3.88	N/A	5.11	N/A
S&P® Limited Maturity Municipal Bond Index(d)	—	—	0.94	1.76	N/A	1.00	N/A	1.59	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollar-weighted maturity of no more than two years.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)	The S&P® Limited Maturity Municipal Bond Index includes all bonds in the S&P® Municipal Bond Index with a remaining maturity of less than four years.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,008.00	$1.82	$1,000.00	$1,023.39	$1.84	0.36%
Investor A	1,000.00	1,006.80	3.03	1,000.00	1,022.18	3.06	0.60
Investor A1	1,000.00	1,007.50	2.33	1,000.00	1,022.89	2.35	0.46
Investor C	1,000.00	1,003.00	6.86	1,000.00	1,018.35	6.92	1.36
Class K	1,000.00	1,008.30	1.57	1,000.00	1,023.64	1.58	0.31

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of December 31, 2018 (continued)	BlackRock Short-Term Municipal Fund

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	12/31/18
County/City/Special District/School District	27%
Education	19
State	19
Health	12
Utilities	11
Transportation	10
Tobacco	1
Housing	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2019	53%
2020	17
2021	19
2022	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	12/31/18
AAA/Aaa	6%
AA/Aa	35
A	30
BBB/Baa	12
N/R	17

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock New York Municipal Opportunities Fund

Investment Objective

BlackRock New York Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2018, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® New York Municipal Bond Index, The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® New York Municipal Bond Index.

What factors influenced performance?

The U.S. municipal bond market posted a narrow gain in the second half of 2018. After a stretch of weak returns that lasted until the first week of November, prices on tax-exempt securities moved higher late in the year in response to a sharp drop in U.S. Treasury yields. (Prices and yields move in opposite directions.) New York municipal bonds underperformed slightly due to above-average, new-issue supply relative to the national market.

The Fund’s yield curve positioning was the largest detractor from performance. The Fund was overweight in long-term bonds, which lagged, and was underweight in shorter-term issues, which outperformed.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields fell, this aspect of the Fund’s positioning was a modest detractor.

An overweight position in the underperforming tobacco sector had an adverse impact on performance, as did security selection in the transportation sector.

The use of leverage contributed to performance by augmenting income and amplifying the effect of rising municipal bond prices in the final two months of the year.

Describe recent portfolio activity.

Portfolio activity was largely driven by two themes: new issuance and interest-rate volatility. Yields increased markedly from September to early November, which created opportunities to purchase municipal securities at attractive yield levels and adjust the Fund’s risk-management strategies. The decline in rates from November onward also presented the chance to modify the risk-management strategy and sell certain securities at higher prices.

New York new municipal bond issuance continued its relatively robust pace when compared to national municipal issuance. The higher amount of New York municipal supply provided several opportunities to add securities to the Fund, but it reduced the number of attractive selling options.

Describe portfolio positioning at period end.

The Fund’s duration (measure of interest-rate sensitivity) was below that of the S&P® New York Municipal Bond Index. The Fund maintained overweight positions in both longer-term bonds and lower-rated issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	13

Fund Summary as of December 31, 2018 (continued)	BlackRock New York Municipal Opportunities Fund

Performance Summary for the Period Ended December 31, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.93%	2.87%	0.15%	0.98%	N/A	5.39%	N/A	6.12%	N/A
Investor A	2.56	2.48	0.11	0.82	(3.46)%	5.15	4.24%	5.85	5.39%
Investor A1	2.71	2.65	0.19	0.97	N/A	5.28	N/A	6.01	N/A
Investor C	1.92	1.85	(0.27)	0.07	(0.90)	4.36	4.36	5.07	5.07
Investor C1	2.32	2.00	(0.06)	0.47	N/A	4.77	N/A	5.49	N/A
Class K	2.97	2.89	0.17	1.03	N/A	5.39	N/A	6.12	N/A
S&P® Municipal Bond Index(c)	—	—	1.38	1.36	N/A	3.88	N/A	5.11	N/A
S&P® New York Municipal Bond Index(d)	—	—	1.19	0.92	N/A	3.69	N/A	4.85	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. The Fund’s returns prior to February 18, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock New York Municipal Bond Fund.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)	The S&P® New York Municipal Bond Index includes all New York bonds in the S&P® Municipal Bond Index.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles

Expense Example

	Actual				Hypothetical (c)
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Including Interest Expense and Fees (a)	Excluding Interest Expense and Fees (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,001.50	$3.23	$2.47	$1,000.00	$1,021.98	$3.26	$1,022.74	$2.50
Investor A	1,000.00	1,001.10	4.54	3.78	1,000.00	1,020.67	4.58	1,021.42	3.82
Investor A1	1,000.00	1,001.90	3.78	3.03	1,000.00	1,021.42	3.82	1,022.18	3.06
Investor C	1,000.00	997.30	8.31	7.55	1,000.00	1,016.89	8.39	1,017.64	7.63
Investor C1	1,000.00	999.40	6.30	5.54	1,000.00	1,018.90	6.36	1,019.66	5.60
Class K	1,000.00	1,001.70	3.03	2.27	1,000.00	1,022.18	3.06	1,022.94	2.29

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.65% for Institutional, 0.90% for Investor A, 0.75% for Investor A1, 1.65% for Investor C, 1.25% for Investor C1 and 0.60% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.50% for Institutional, 0.75% for Investor A, 0.60% for Investor A1, 1.50% for Investor C and 1.10% for Investor C1 and 0.45% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock New York Municipal Opportunities Fund

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	12/31/18
Transportation	25%
State	20
County/City/Special District/School District	15
Utilities	12
Education	10
Health	5
Housing	5
Tobacco	4
Corporate	3
Health Care Providers & Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2019	8%
2020	3
2021	7
2022	4
2023	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	12/31/18
AAA/Aaa	9%
AA/Aa	50
A	23
BBB/Baa	7
BB/Ba	1
B/B	3
CC	1
N/R	6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

FUND SUMMARY	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock High Yield Municipal Fund and BlackRock New York Municipal Opportunities Fund Class K Share performance shown prior to the January 25, 2018 inception date is that of the respective Fund’s Institutional Shares. BlackRock National Municipal Fund Class K Share performance shown prior to the July 18, 2011 inception date is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares. On the close of business on August 15, 2016, all of the issued and outstanding BlackRock Shares of BlackRock National Municipal Fund were redesignated as Class K Shares.

Service Shares (available only in BlackRock National Municipal Fund) are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors. Prior to July 18, 2011, Service Share performance results are those of the Institutional Shares restated to reflect Service Share fees.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% for all Funds except BlackRock Short-Term Municipal Fund, which incurs a 3.00% maximum initial sales charge, and all Funds incur a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, BlackRock National Municipal Fund’s issued and outstanding Investor B Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor A1 Shares (available only in BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 1.00% for BlackRock Short-Term Municipal Fund and 4.00% for BlackRock New York Municipal Opportunities Fund; and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible investors of Investor A1 Shares of the Funds. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares and, thereafter, investors will be subject to lower ongoing fees.

Investor C1 Shares (available only in BlackRock National Municipal Fund and BlackRock New York Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans and, for BlackRock National Municipal Fund only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution and service fees per year as follows:

	Distribution Fee	Service Fee
BlackRock National Municipal Fund	0.55%	0.25%
BlackRock New York Municipal Opportunities Fund	0.35%	0.25%

Investor A1 and Investor C1 Shares of their respective Funds are only available for dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for BlackRock National Municipal Fund only, fee based programs previously approved by the Fund. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

BlackRock High Yield Fund and BlackRock New York Municipal Opportunities Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Funds transfer municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Funds’ NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	17

Schedule of Investments (unaudited) December 31, 2018	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies — 0.2%
VanEck Vectors High-Yield Municipal Index ETF	25,000	$1,526,000

Total Investment Companies — 0.2% (Cost — $1,598,250)		1,526,000

	Par (000)

Municipal Bonds — 89.9%

Alabama — 1.6%
Alabama Special Care Facilities Financing Authority-Birmingham, RB, Methodist Home For The Aging:
5.75%, 06/01/35	$200	215,206
5.75%, 06/01/45	355	379,456
6.00%, 06/01/50	450	486,526
Black Belt Energy Gas District, RB, Series A, 4.00%, 12/01/48(a)	4,585	4,786,419
Chelsea Park Cooperative District, Special Assessment Bonds, 5.00%, 05/01/48	970	939,484
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	365	395,583
Sub-Lien, Series D, 7.00%, 10/01/51	2,355	2,810,999
Sub-Lien, Series D, 6.50%, 10/01/53	3,465	4,057,446
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(b)	710	760,964

		14,832,083

Alaska — 0.5%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 06/01/23	155	155,018
5.00%, 06/01/32	1,510	1,479,604
5.00%, 06/01/46	2,990	2,840,291

		4,474,913

Arizona — 2.2%
Arizona IDA, Refunding RB, Odyssey Preparatory Academy Project, Series A, 5.50%, 07/01/52	2,290	2,182,553
Arizona Industrial Development Authority, RB, Academies of Math & Science Project, Series B, 5.25%, 07/01/51	570	548,534
Arizona Industrial Development Authority, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/26	760	800,242
City of Phoenix Arizona IDA, ERB, Eagle College Prep Project, Series A, 5.00%, 07/01/43	1,445	1,395,523
City of Phoenix Arizona IDA, RB:
Great Hearts Academies — Veritas Project, 6.40%, 07/01/21(b)	415	459,965
Legacy Traditional Schools Project, Series A, 6.50%, 07/01/34	465	506,287
Legacy Traditional Schools Projects, Series A, 6.75%, 07/01/44	810	881,418
City of Phoenix Arizona IDA, Refunding RB:
Basis Schools, Inc. Projects, 5.00%, 07/01/35	300	304,650
Basis Schools, Inc. Projects, 5.00%, 07/01/45	895	895,492
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35	295	299,573
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/46	325	325,000
Legacy Traditional School Projects, 5.00%, 07/01/35	315	320,235
Legacy Traditional School Projects, 5.00%, 07/01/45	250	251,513
City of Phoenix Industrial Development Authority, RB, Series A:
Legacy Traditional Schools Projects, 5.00%, 07/01/36	1,225	1,257,487
Legacy Traditional Schools Projects, 5.00%, 07/01/41	1,685	1,706,534

Security	Par (000)	Value

Arizona (continued)
Leman Academy of Excellence — ORO Valley Project, 5.25%, 07/01/48(c)	$1,690	$1,679,961
County of La Paz IDA, RB, Imagine Schools Desert West Middle Project, 5.88%, 06/15/48	1,340	1,306,982
State of Arizona IDA, RB, Academies of Math & Science Project, Series B, 5.13%, 07/01/47(c)	420	400,949
State of Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.25%, 07/01/47(c)	3,235	3,283,008
Town of Florence, Inc. Arizona, IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 07/01/43	1,375	1,430,289

		20,236,195

Arkansas — 0.1%
County of Benton Arkansas Public Facilities Board, RB, BCCSO Project, Series A, 6.00%, 06/01/20(b)	750	792,705

California — 5.5%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39(c)	1,000	1,019,810
Sutter Health, Series B, 6.00%, 08/15/20(b)(c)	1,000	1,069,590
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 07/01/19(b)(c)	265	270,825
California Municipal Finance Authority, ARB, Senior Lien-Linxs APM Project, AMT, 4.00%, 12/31/47(c)	2,560	2,516,813
California Municipal Finance Authority, RB, Urban Discovery Academy Project(c):
5.50%, 08/01/34	310	308,552
6.00%, 08/01/44	655	659,578
6.13%, 08/01/49	570	575,985
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42(c)	345	377,068
California School Finance Authority, RB, Value Schools(c):
6.65%, 07/01/33	295	323,562
6.90%, 07/01/43	650	710,080
California Statewide Communities Development Authority, RB:
Loma Linda University Medical Center, 5.25%, 12/01/38(c)	1,420	1,525,733
Loma Linda University Medical Center, 5.25%, 12/01/48(c)	1,000	1,056,200
Loma Linda University Medical Center, Series A, 5.00%, 12/01/46(c)	970	1,003,950
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56(c)	875	915,372
Sutter Health, Series A, 6.00%, 08/15/20(b)	400	427,504
California Statewide Communities Development Authority, Refunding RB, American Baptist Homes of the West, 6.25%, 10/01/39(c)	2,575	2,651,091
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement:
Series A, 6.00%, 05/01/43	2,500	2,513,550
Series B, 6.00%, 05/01/43	3,485	3,503,889
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D:
3.00%, 08/01/21	675	678,827
0.00%, 08/01/23(d)	1,000	814,960
0.00%, 08/01/26(d)(c)	580	406,690
0.00%, 08/01/31(d)(c)	1,155	624,428
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 02/15/34(c)	500	506,280

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 05/01/36	$310	$341,189
6.50%, 05/01/42	760	836,464
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	240	280,838
County of California Tobacco Securitization Agency, RB, 5.45%, 06/01/28(e)(c)	500	500,635
County of California Tobacco Securitization Agency, Refunding RB, Golden Gate Tobacco Funding Corp., Series A, 5.00%, 06/01/36(c)	1,665	1,627,088
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.(e)(c):
5.70%, 06/01/46	4,260	4,261,193
5.60%, 06/01/36	1,385	1,385,748
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 06/01/48	2,115	2,299,766
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1:
5.00%, 06/01/47	475	456,665
5.25%, 06/01/47	1,730	1,720,987
Successor Agency to the San Francisco City & County Redevelopment Agency, Special Tax Bonds, Community Facilities District No. 6 (Mission Bay South Public Improvements), Series C, CAB, 0.00%, 08/01/43(d)	3,000	784,650
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1(c):
4.75%, 06/01/25	560	559,983
5.00%, 06/01/37	7,410	7,409,852
5.13%, 06/01/46	3,590	3,589,928

		50,515,323

Colorado — 2.5%
9th Avenue Metropolitan District No. 2, GOL, 5.00%, 12/01/48(c)	1,565	1,568,991
Bromley Park Metropolitan District No. 2, GO, Refunding Sub-Series B, 6.38%, 12/15/47	1,000	976,180
Castle Oaks Metropolitan District No. 3, GO, 6.25%, 12/01/20(b)	535	593,406
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47	820	814,998
Colorado Educational & Cultural Facilities Authority, RB, Littleton Preparatory Charter School Project:
5.00%, 12/01/33	450	454,113
5.00%, 12/01/42	545	527,260
Colorado Health Facilities Authority, Catholic Health Initiatives, Series A, 5.25%, 01/01/40	1,250	1,336,175
Colorado High Performance Transportation Enterprise, RB, C-470 Express Lanes, 5.00%, 12/31/56	2,500	2,632,075
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	780	811,005
Copperleaf Metropolitan District No. 3, GO, Limited Tax, Series A:
5.00%, 12/01/37	500	489,800
5.13%, 12/01/47	1,200	1,157,028
Green Gables Metropolitan District No. 1, GO, Series A, 5.30%, 12/01/46	1,000	1,001,710
Leyden Rock Metropolitan District No. 10, GO, Series A, 5.00%, 12/01/45	1,250	1,250,575
North Holly Metropolitan District, GOL, Series A, 5.50%, 12/01/48	760	729,836

Security	Par (000)	Value

Colorado (continued)
Prairie Farm Metropolitan District, GO, Series A, 5.25%, 12/01/48	$1,240	$1,205,330
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project:
6.00%, 01/15/34	1,500	1,514,880
6.00%, 01/15/41	1,000	1,017,220
Southlands Metropolitan District No. 1, GO, Refunding Series A-1:
5.00%, 12/01/37	1,115	1,171,385
5.00%, 12/01/47	2,585	2,690,468
Tallyns Reach Metropolitan District No. 3, GO, 6.75%, 11/01/38(c)	1,113	1,086,744

		23,029,179

Connecticut — 1.3%
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45	1,485	1,506,889
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45	979	1,042,128
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 02/01/30	2,045	2,223,631
State of Connecticut, GO:
Series C, 5.00%, 06/15/33	1,775	1,978,557
Series C, 5.00%, 06/15/34	1,375	1,526,855
Series E, 5.00%, 09/15/34	3,000	3,338,550

		11,616,610

Delaware — 1.2%
Delaware State Economic Development Authority, RB:
5.00%, 06/01/46	1,000	963,840
5.00%, 11/15/48	4,000	4,309,760
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	5,930	6,069,711

		11,343,311

District of Columbia — 0.9%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 05/15/40	385	397,863
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Metrorail And Capital Improvement Project, AMT, Series A, 5.00%, 10/01/53	3,830	3,954,628
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/30(d)	3,005	1,958,178
Dulles Toll Road, 1st Senior Lien, Series A, 5.00%, 10/01/39	185	188,508
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	1,610	1,640,348

		8,139,525

Florida — 6.8%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 05/01/43	1,335	1,325,989
Capital Region Community Development District, Refunding, Special Assessment, Capital Improvement Revenue Bond, Series A-1, 5.13%, 05/01/39	2,290	2,227,827
Capital Trust Agency, Inc., RB, Series A:
1st Mortgage, Silver Creek St. Augustine Project, 8.25%, 01/01/44(f)(g)(c)	445	311,500
1st Mortgage, Silver Creek St. Augustine Project, 8.25%, 01/01/49(f)(g)(c)	950	665,000
Silver Creek St. Augustine Project, 5.75%, 01/01/50(f)(g)	570	541,500
University Bridge LLC Student Housing Project, 5.25%, 12/01/58	3,155	3,082,687

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Celebration Pointe Community Development District, Special Assessment Bonds:
4.75%, 05/01/24	$490	$496,414
5.00%, 05/01/34	1,250	1,251,650
Alachua County, 4.00%, 05/01/22	310	313,295
City of Tallahassee Florida, RB, Tallahassee Memorial HealthCare, Inc. Project, Series A, 5.00%, 12/01/55	2,600	2,758,782
County of Alachua Florida Health Facilities Authority, RB, Shands Teaching Hospital and Clinics, Series A, 5.00%, 12/01/44	1,720	1,844,287
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 05/15/44	370	358,175
County of Collier Health Facilities Authority, RB, Moorings, Inc., Series A, 5.00%, 05/01/48	2,090	2,259,729
County of Martin Florida Health Facilities Authority, RB, 5.50%, 11/15/42	1,000	1,068,710
County of Miami-Dade Florida IDA, RB, Doral Academy Project, 5.00%, 01/15/48	1,405	1,454,540
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Sinai Residences Boca Raton Project, 7.50%, 06/01/49	1,000	1,124,910
Florida Development Finance Corp., RB:
Renaissance Charter School, Series A, 5.75%, 06/15/29	695	735,526
Renaissance Charter School, Series A, 6.00%, 06/15/34	835	881,710
Renaissance Charter School, Series A, 6.13%, 06/15/44	3,185	3,326,223
Solid Waste Disposal Facility, Waste Pro USA, Inc. Project, AMT, 5.00%, 08/01/29(a)	2,240	2,295,149
Florida Higher Educational Facilities Financial Authority, RB, Jacksonville University Project, Series A-1, 5.00%, 06/01/48	1,730	1,784,962
Greater Orlando Aviation Authority Florida, Refunding RB, Special Purpose, Jetblue Airways Corp. Project, AMT, 5.00%, 11/15/36(c)	2,000	2,100,580
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 05/01/43	1,340	1,333,447
Lakewood Ranch Stewardship District, Special Assessment Bonds:
3.90%, 05/01/23	355	351,084
4.25%, 05/01/28(c)	535	519,319
5.00%, 05/01/38(c)	1,175	1,133,981
5.10%, 05/01/48	2,545	2,436,659
5.65%, 05/01/48	1,125	1,130,141
Lakewood Centre & NW Sector Projects, 4.95%, 05/01/29	715	717,417
Lakewood Centre & NW Sector Projects, 5.50%, 05/01/39	715	718,296
Northeast Sector Project — Phase 1B, 5.30%, 05/01/39	1,090	1,094,218
Northeast Sector Project — Phase 1B, 4.75%, 05/01/29	955	958,257
Northeast Sector Project — Phase 1B, 5.45%, 05/01/48	1,935	1,942,430
Lakewood Ranch Stewardship District Special Assessment Bonds:
4.25%, 05/01/25	135	135,653
4.88%, 05/01/35	280	279,513
4.88%, 05/01/45(c)	580	561,167
Village of Lakewood Ranch Sector Projects, 4.00%, 05/01/21(c)	130	130,644

Security	Par (000)	Value

Florida (continued)
Lakewood Ranch Stewardship District Special Assessment Bonds, Refunding, Lakewood Center & New Sector Projects, 8.00%, 05/01/40	$515	$574,416
Lakewood Ranch Stewardship District Special Assessment Bonds, Village of Lakewood Ranch Sector Projects:
4.25%, 05/01/26	185	184,414
5.13%, 05/01/46	1,060	1,048,393
Miami Health Facilities Authority, Refunding RB, Miami Jewish Health Systems, Inc. Project, 5.13%, 07/01/46	2,000	2,142,840
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)(c)	1,450	1,652,667
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A:
5.00%, 05/01/29(c)	1,745	1,816,440
5.00%, 05/01/37	890	917,857
Pine Island Community Development District, RB, 0.00%, 11/01/24(d)(c)	1,150	821,790
Santa Rosa Bay Bridge Authority, RB:
6.25%, 07/01/28(f)(g)(c)	372	284,823
(ACA), 6.25%, 07/01/28	63	60,488
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A3, 6.61%, 05/01/40(e)(c)	90	88,250
Convertible CAB, Series A4, 6.61%, 05/01/40(e)(c)	50	40,675
Series 2015-2, 6.61%, 05/01/40	125	81,461
Tolomato Community Development District:
Series 1, 6.61%, 05/01/40(g)	205	163,022
Series 1, 6.65%, 05/01/40(f)(g)	5	4,615
Series 3, 6.61%, 05/01/40(f)(g)	135	1
Series 3, 6.65%, 05/01/40(f)(g)	105	1
Trout Creek Community Development District, Special Assessment Bonds:
5.38%, 05/01/38	670	658,878
5.50%, 05/01/49	1,700	1,687,454
Viera East Community Development District, Refunding, Special Assessment Bonds, 5.00%, 05/01/26	640	688,429
Village Community Development District No. 9, Special Assessment Bonds:
7.00%, 05/01/41	1,305	1,445,066
5.50%, 05/01/42	495	520,255
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	1,580	1,699,543

		62,233,149

Georgia — 0.5%
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 06/01/29	635	689,388
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	3,135	3,194,941
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2, 6.63%, 11/15/19(b)	225	234,070
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	555	630,330

		4,748,729

Guam — 0.2%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	20	20,584
6.75%, 11/15/19(b)	1,650	1,721,197

		1,741,781

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Idaho — 0.5%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 08/01/32	$265	$265,970
Idaho Health Facilities Authority, Refunding RB, Madison Hospital Memorial Project:
3.50%, 09/01/33	375	327,345
5.00%, 09/01/37	1,000	1,059,280
Idaho Housing & Finance Association, RB:
Compass Public Charter School, Inc. Project, Series A, 6.00%, 07/01/39	370	390,254
Compass Public Charter School, Inc. Project, Series A, 6.00%, 07/01/49	595	621,245
Compass Public Charter School, Inc. Project, Series A, 6.00%, 07/01/54	570	590,856
Idaho Arts Charter School, Inc., 5.00%, 12/01/46	1,000	1,025,200

		4,280,150

Illinois — 7.0%
Chicago Board of Education, GO, Dedicated Revenues, Series H, 5.00%, 12/01/46	725	719,570
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series C, 5.00%, 12/01/30	1,370	1,419,772
Dedicated Revenues, Series F, 5.00%, 12/01/22	1,030	1,072,209
Series B, 4.00%, 12/01/35	1,155	1,029,671
Series C, 5.00%, 12/01/25	1,220	1,283,208
Chicago Board of Education, GO:
Series A, 5.00%, 12/01/42	1,570	1,569,937
Series C, 5.25%, 12/01/39	2,250	2,285,280
Series D, 5.00%, 12/01/46	1,010	1,002,435
Series D, 5.00%, 12/01/46	2,610	2,590,451
Refunding Dedicated Revenues, Series D, 5.00%, 12/01/31	1,500	1,547,835
Refunding Dedicated Revenues, Series G, 5.00%, 12/01/44	3,700	3,683,868
Chicago O’Hare International Airport, RB, AMT, 5.00%, 07/01/48	2,000	2,174,820
City of Chicago Illinois, GO, Refunding, Series A, 6.00%, 01/01/38(c)	1,850	2,058,217
City of Chicago Illinois O’Hare International Airport, Refunding RB, Series C, AMT, 5.00%, 01/01/46(c)	3,000	3,216,270
Illinois Finance Authority, RB, Lake Forest College, Series A, 6.00%, 10/01/48(c)	1,700	1,788,383
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/19(b)(c)	1,400	1,441,748
Friendship Village of Schaumburg, 7.13%, 02/15/20(b)	1,000	1,056,740
Lutheran Home & Services Obligated Group, 5.63%, 05/15/42	2,805	2,854,172
Presence Health Network, Series C, 5.00%, 02/15/36	1,805	2,028,712
Presence Health Network, Series C, 5.00%, 02/15/41	3,000	3,326,640
Rogers Park Montessori School Project, Series 2014, 6.00%, 02/01/34	335	346,809
Rogers Park Montessori School Project, Series 2014, 6.13%, 02/01/45	790	814,751
Swedish Covenant, Series A, 6.00%, 02/15/20(b)	1,000	1,044,950
Metropolitan Pier & Exposition Authority, RB, Series A, McCormick Place Expansion Project:
Bonds, 0.00%, 12/15/56(d)	7,645	1,152,560
Bonds, 5.00%, 06/15/57	2,085	2,133,289
5.50%, 06/15/53	3,925	4,161,717
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B(d):
CAB (AGM), 0.00%, 06/15/44	3,455	1,091,296
Bonds, 0.00%, 12/15/54	9,660	1,609,646
Quad Cities Regional EDA, Refunding RB, Augustana College, 4.75%, 10/01/32	675	701,932

Security	Par (000)	Value

Illinois (continued)
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	$390	$427,210
State of Illinois, GO:
5.00%, 03/01/35	1,095	1,112,509
5.00%, 02/01/39	510	519,124
Series A, 5.00%, 04/01/35	1,460	1,493,478
Series A, 5.00%, 04/01/38	2,190	2,226,661
Series D, 5.00%, 11/01/28	5,000	5,337,850
Refunding Series B, 5.00%, 10/01/29	1,430	1,525,338

		63,849,058

Indiana — 1.6%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	525	599,466
7.00%, 01/01/44	1,270	1,457,020
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 01/01/29	2,950	3,000,769
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1:
6.63%, 01/15/34	430	451,109
6.75%, 01/15/43	1,220	1,277,621
6.88%, 01/15/52	1,270	1,332,560
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 07/01/44	370	390,061
5.00%, 07/01/48	1,230	1,293,566
5.25%, 01/01/51	2,500	2,650,600
Indiana Finance Authority, Refunding RB, Marquette Project, 5.00%, 03/01/39	725	743,473
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51	1,745	1,777,283

		14,973,528

Iowa — 2.1%
Iowa Finance Authority, Refunding RB:
Iowa Fertilizer Co. Project, 5.25%, 12/01/50(a)	595	622,519
Iowa Fertilizer Co. Project, Series B, 5.25%, 12/01/50(a)	6,105	6,489,371
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	20	20,020
Sunrise Retirement Community Project, 5.50%, 09/01/37	890	896,372
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Senior Series A-1, 5.00%, 12/01/21	1,075	1,113,453
Iowa Tobacco Settlement Authority, Refunding RB, Series C:
Asset-Backed, 5.50%, 06/01/42	2,000	1,999,860
5.38%, 06/01/38	3,075	3,075,154
State of Iowa Finance Authority, RB, Lifespace Communities, Series A, 5.00%, 05/15/48(c)	4,860	5,003,710

		19,220,459

Kentucky — 0.4%
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24(d)(c)	250	209,150
Kentucky Public Transportation Infrastructure Authority, RB, 6.00%, 07/01/53(c)	3,000	3,252,930

		3,462,080

Louisiana — 1.1%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 09/15/44(c)	3,145	3,181,356
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-2, 6.50%, 11/01/35	1,630	1,738,754

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 05/01/41	$645	$675,812
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 05/15/35	3,910	4,152,146

		9,748,068

Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 07/01/41	1,075	1,145,832

Maryland — 1.3%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park Project, 4.00%, 09/01/27(c)	325	330,606
City of Baltimore Maryland, Tax Allocation Bonds, Center/West Development, Series A, 5.50%, 06/01/43	1,200	1,204,284
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 01/01/23	750	776,752
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43	2,895	3,068,295
Maryland EDC, RB:
Purple Line Light Rail Project, AMT, 5.00%, 03/31/51	3,135	3,278,019
Term Project, Series B, 5.75%, 06/01/20(b)	1,500	1,582,380
Transportation Facilities Project, Series A, 5.75%, 06/01/20(b)	265	279,554
Maryland EDC, Refunding RB, University of Maryland Project, 5.00%, 07/01/39	950	1,001,642

		11,521,532

Massachusetts — 1.4%
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 4.00%, 07/01/45	715	694,501
Boston Medical Center, Series D, 5.00%, 07/01/44	3,865	4,109,113
Foxborough Regional Charter School, Series A, 7.00%, 07/01/20(b)	350	376,446
Linden Ponds, Inc. Facility, Series B, 0.00%, 11/15/56(d)(c)	94	16,726
North Hill Communities Issue, Series A, 6.50%, 11/15/23(b)	2,480	2,977,141
UMass Boston Student Housing Project, 5.00%, 10/01/41	2,500	2,627,525
Massachusetts Development Finance Agency, Refunding RB:
New Bridge Charles, Inc., 4.00%, 10/01/32	355	334,843
New Bridge Charles, Inc., 4.13%, 10/01/42	855	749,476
New Bridge Charles, Inc., 5.00%, 10/01/57	570	575,586
Tufts Medical Center, Series I, 6.75%, 01/01/21(b)	305	333,438
Tufts Medical Center, Series I, 6.75%, 01/01/36	205	223,524

		13,018,319

Michigan — 0.9%
City of Detroit Michigan, GO:
5.00%, 04/01/34(c)	485	508,377
5.00%, 04/01/35	485	506,874
5.00%, 04/01/36	340	353,763
5.00%, 04/01/37	545	564,969
5.00%, 04/01/38	240	248,244
Kentwood EDC, Refunding RB, Limited Obligation, Holland Home, 5.63%, 11/15/41	1,000	1,054,200
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 07/01/44	350	370,671
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	800	854,352
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19(b)	1,710	1,767,028

Security	Par (000)	Value

Michigan (continued)
State of Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48(c)	$2,030	$2,188,949

		8,417,427

Minnesota — 1.0%
City of Cologne Minnesota Charter School, LRB, Cologne Academy Project, Series A, 5.00%, 07/01/45	2,065	2,005,962
City of Deephaven Minnesota, Refunding RB, Eagle Ridge Academy Project, Series A, 5.25%, 07/01/40(c)	500	516,935
Duluth EDA, Refunding RB, Essentia Health Obligated Group, Series A(c):
4.25%, 02/15/48	1,925	1,918,532
5.25%, 02/15/53	3,850	4,242,276
St. Paul Housing & Redevelopment Authority, RB, Nova Classical Academy, Series A, 6.63%, 09/01/21(b)	500	559,620

		9,243,325

Missouri — 1.5%
City of St. Louis Missouri IDA, Refunding RB, BallPark Village Development Project, Series A:
4.38%, 11/15/35	1,020	1,027,721
4.75%, 11/15/47	1,135	1,146,066
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, St. Lukes Health Syatem, Series A, 4.00%, 11/15/48	3,650	3,712,707
Kansas City Land Clearance Redevelopment Authority, Tax Allocation Bonds:
4.38%, 02/01/31	830	830,282
5.00%, 02/01/40	1,240	1,262,184
Kansas City Missouri IDA, Refunding RB, Kansas City United Methodist Church:
5.75%, 11/15/36	1,350	1,148,810
6.00%, 11/15/51	110	89,494
Kirkwood Missouri IDA, RB, Aberdeen Heights, Series A, 8.25%, 05/15/20(b)	435	471,209
Lees Summit Missouri IDA, RB, John Knox Obligated Group, 5.25%, 08/15/39	1,860	1,888,793
Poplar Bluff Regional Transportation Development District, RB, 4.75%, 12/01/42	2,200	2,247,124

		13,824,390

Nebraska — 0.9%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 09/01/42	780	833,399
Central Plains Nebraska Energy Project, Refunding RB, Gas Project No. 3, Series A, 5.00%, 09/01/42	6,090	6,904,781

		7,738,180

Nevada — 0.1%
County of Clark Nevada, Refunding, Special Assessment, Special Improvement District No. 142, Mountain’s Edge:
4.00%, 08/01/22	640	662,867
4.00%, 08/01/23	395	408,300

		1,071,167

New Hampshire — 0.8%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project:
Series B, 4.63%, 11/01/42	4,650	4,439,634
Series C, AMT, 4.88%, 11/01/42	2,515	2,454,237
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 08/01/19(b)	435	445,449

		7,339,320

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey — 5.4%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	$5,750	$6,061,938
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45	1,155	1,158,777
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24(c)	1,500	1,586,310
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23(c)	1,965	2,110,882
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 4.88%, 09/15/19(c)	230	233,452
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29(c)	840	907,838
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	1,360	1,456,601
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	3,000	3,345,330
Provident Group-Kean Properties, Series A, 5.00%, 07/01/32	235	252,942
Provident Group-Kean Properties, Series A, 5.00%, 07/01/37	375	398,070
Series EEE, 5.00%, 06/15/48	6,970	7,349,865
State House Project, Series B, 5.00%, 06/15/43	3,755	3,959,648
Team Academy Charter School Project, 6.00%, 10/01/43	970	1,057,387
New Jersey Health Care Facilities Financing Authority, Refunding RB, Princeton HealthCare System(c):
5.00%, 07/01/32	1,140	1,297,753
5.00%, 07/01/33	1,450	1,643,343
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	7,050	7,855,462
Transportation Program, Series AA, 5.25%, 06/15/41	1,265	1,348,907
Transportation Program, Series AA, 5.00%, 06/15/44(c)	1,860	1,937,413
Transportation Program, Series AA, 5.00%, 06/15/44	1,005	1,049,753
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/36	1,195	1,286,179
South Jersey Port Corp., RB, Sub-Marine Terminal, Series B, AMT, 5.00%, 01/01/36	575	625,778
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	900	959,463
Sub-Series B, 5.00%, 06/01/46	1,275	1,284,843

		49,167,934

New Mexico — 0.2%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 07/01/42	2,030	2,167,269

New York — 10.3%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35	1,215	1,281,837
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	4,475	4,420,450
Counties of New York Tobacco Trust II, RB, Settlement Pass-Through, 5.75%, 06/01/43	485	492,037
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41	8,100	8,295,777
5.00%, 06/01/42	4,520	4,275,423
5.00%, 06/01/45	1,695	1,588,791
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A-2B, 5.00%, 06/01/51	6,865	7,070,263
Series B, 5.00%, 06/01/45	4,010	4,214,711

Security	Par (000)	Value

New York (continued)
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	$4,755	$4,570,554
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,375	1,463,515
County of Westchester New York Local Development Corp., Refunding RB, Westchester Medical Center Obligation, 5.00%, 11/01/46	4,495	4,769,285
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	3,210	3,096,141
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A:
5.00%, 11/15/56	6,425	6,825,984
5.00%, 11/15/51	3,135	3,307,644
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	375	388,635
3 World Trade Center Project, Class 1, 5.00%, 11/15/44	7,365	7,556,416
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(c)	450	473,913
3 World Trade Center Project, Class 2, 5.38%, 11/15/40	1,070	1,122,237
3 World Trade Center Project, Class 3, 7.25%, 11/15/44	3,115	3,623,617
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50(c)	3,000	3,187,890
New York Transportation Development Corp., RB, AMT, 4.00%, 01/01/36	5,000	4,993,850
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT:
5.00%, 08/01/26	3,130	3,265,905
5.00%, 08/01/31	6,995	7,242,553
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42	530	511,636
Rockland Tobacco Asset Securitization Corp., RB, Asset-Backed, 5.75%, 08/15/43	690	708,009
State of New York Dormitory Authority, Refunding RB, Orange Regional Medical Center:
5.00%, 12/01/33	590	651,272
5.00%, 12/01/35	785	858,759
TSASC, Inc., Refunding RB, Tobacco Settlement Bonds, Subordinate, Series B, 5.00%, 06/01/48	1,450	1,393,827
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 06/01/42	970	898,889
5.13%, 06/01/51	2,000	2,026,500

		94,576,320

North Carolina — 0.5%
North Carolina Department of Transportation, RB, AMT, I-77 Hot Lanes Project, 5.00%, 06/30/54	1,385	1,440,995
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)(c)	3,055	3,421,142

		4,862,137

North Dakota — 0.7%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58(c)	1,785	1,928,478
County of Ward North Dakota, RB, Trinity Obligated Group, Series C, 5.00%, 06/01/53(c)	4,000	4,148,800

		6,077,278

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio — 2.8%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2:
Senior Turbo Term, 5.88%, 06/01/47(c)	$8,045	$7,632,613
6.00%, 06/01/42	10,000	9,695,200
County of Butler Port Authority, RB, Series A-1:
Storypoint Fairfield Project, 6.25%, 01/15/34	1,575	1,614,879
StoryPoint Fairfield Project, 6.38%, 01/15/43	840	859,824
County of Gallia Ohio, Refunding RB, Holzer Health System Obligated Group, 8.00%, 07/01/42	1,245	1,344,563
County of Hamilton Ohio, Refunding RB, Improvement-Life Enriching Communities, 5.00%, 01/01/46(c)	1,435	1,459,553
Port of Greater Cincinnati Development Authority, RB, AHA-Colonial Village Athens Garden, 5.25%, 12/01/50	740	566,440
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53(c)	2,410	2,521,342

		25,694,414

Oklahoma — 1.5%
County of Tulsa Oklahoma Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/37(c)	1,050	1,135,502
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B:
5.00%, 08/15/38	4,585	4,913,790
5.25%, 08/15/43	4,130	4,480,224
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	3,340	3,429,746

		13,959,262

Oregon — 0.2%
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A:
5.13%, 07/01/35	620	632,165
5.38%, 07/01/45	1,445	1,485,214

		2,117,379

Pennsylvania — 3.2%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/35	1,185	1,222,636
5.00%, 05/01/42	2,730	2,792,763
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/36	3,000	3,204,930
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	170	192,037
5.00%, 06/01/34(c)	225	253,008
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 01/01/19(c)	2,415	2,415,000
6.38%, 01/01/39	265	265,000
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 07/01/32	745	747,712
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
4.00%, 09/01/49	880	883,467
5.00%, 09/01/43	2,095	2,312,650
County of Montgomery Pennsylvania IDA, RB, Foulkeways Gwynedd Project, 5.00%, 12/01/46	1,470	1,517,702
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 01/01/50	1,865	1,841,426
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 07/01/32	1,240	1,384,088

Security	Par (000)	Value

Pennsylvania (continued)
East Hempfield Township Pennsylvania IDA, RB:
5.00%, 07/01/34	$1,000	$1,046,880
5.00%, 07/01/46	1,750	1,811,967
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	895	951,850
U.S. Airways Group, Series A, 7.50%, 05/01/20	1,200	1,272,936
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	5,390	5,573,907

		29,689,959

Puerto Rico — 2.9%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	1,205	1,216,809
5.63%, 05/15/43	1,960	1,979,208
Commonwealth of Puerto Rico, GO, Refunding, Series A(f)(g):
Public Improvement, 5.50%, 07/01/39	1,080	577,800
8.00%, 07/01/35	13,260	7,127,250
Commonwealth of Puerto Rico, GO(f)(g):
6.00%, 07/01/38	1,210	659,450
Refunding Series C, 6.50%, 07/01/40	400	215,000
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.75%, 07/01/37	5,575	5,226,562
6.00%, 07/01/44	3,275	3,127,625
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	3,470	3,313,850
Puerto Rico Electric Power Authority, RB(f)(g):
Series A, 5.00%, 07/01/29	1,040	644,800
Series A, 7.25%, 07/01/30	250	159,375
Series A, 7.00%, 07/01/33	340	216,750
Series A, 5.00%, 07/01/42	1,030	638,600
Series A, 7.00%, 07/01/43	320	204,000
Series TT, 5.00%, 07/01/25	165	102,300
Series XX, 5.25%, 07/01/40	720	446,400
Puerto Rico Electric Power Authority, Refunding RB, Series ZZ, 5.25%, 07/01/21(f)(g)	90	55,800
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Refunding RB, Series C(f)(g):
First Subordinate, 5.75%, 08/01/57	425	329,375
Senior Lien, 5.00%, 08/01/40	715	554,125

		26,795,079

Rhode Island — 1.7%
Rhode Island Student Loan Authority, Refunding RB, Senior-Series A, AMT, 3.50%, 12/01/34	1,945	1,955,659
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	1,005	1,056,657
Series A, 5.00%, 06/01/40	1,000	1,038,260
Series B, 4.50%, 06/01/45	6,350	5,887,085
Series B, 5.00%, 06/01/50	5,650	5,658,983

		15,596,644

South Carolina — 3.0%
South Carolina Jobs-Economic Development Authority, Refunding RB:
Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	5,825	6,326,475
The Lutheran Homes of South Carolina, Inc., Series B, 5.00%, 05/01/37	620	621,215
The Woodlands at Furman, 4.00%, 11/15/27	825	812,856
State of South Carolina Ports Authority, RB, AMT, 5.00%, 07/01/45	1,975	2,135,034
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	3,475	3,700,423

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
State of South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/50	$13,005	$13,621,177

		27,217,180

Tennessee — 0.6%
County of Knox Health Educational & Housing Facility Board, Refunding RB, University Health System, Inc., 5.00%, 04/01/36	560	594,518
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, Tax Allocation Bonds, Senior Tax Increment, Graceland Project, Series A:
5.50%, 07/01/37	1,650	1,734,496
5.63%, 01/01/46	1,875	1,953,975
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	925	998,057
Nashville Metropolitan Development & Housing Agency, Tax Allocation Bonds, Tax Increment Development Revenue Fifth+Broadway Development Project, 5.13%, 06/01/36	500	516,760

		5,797,806

Texas — 7.0%
Arlington Higher Education Finance Corp., RB, Series A, 5.88%, 03/01/24	500	502,270
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 01/01/28(d)	3,000	2,229,030
CAB, 0.00%, 01/01/29(d)	500	356,620
CAB, 0.00%, 01/01/30(d)	1,330	909,175
CAB, 0.00%, 01/01/31(d)	4,000	2,610,440
Senior Lien, 6.25%, 01/01/21(b)	765	828,258
City of Austin Texas Airport System Revenue, RB, Series B, AMT, 5.00%, 11/15/46	3,500	3,825,430
City of Houston Texas Airport System, Refunding ARB, AMT:
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 07/15/38	1,110	1,191,707
United Airlines, Inc. Terminal E Project, 5.00%, 07/01/29	1,000	1,083,220
United Airlines, Inc., Airport Improvement Projects, Series C, 5.00%, 07/15/20	825	851,548
Clifton Higher Education Finance Corp., ERB, Idea Public Schools(b):
5.50%, 08/15/21	255	277,364
5.75%, 08/15/21	280	306,331
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 07/01/20(b)	1,320	1,401,220
County of Fort Bend Texas Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	3,380	3,435,364
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding, MRB, Brazos Presbyterian Homes, Inc. Project, Series A:
5.00%, 01/01/38	510	517,925
5.00%, 01/01/43(c)	520	526,188
5.13%, 01/01/48	1,535	1,557,380
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 0.00%, 11/15/41(d)	350	113,505
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	290	301,435
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Christus Health, Series B, 5.00%, 07/01/48	8,560	9,325,778

Security	Par (000)	Value

Texas (continued)
Senior Living Center Project, Series A, 8.25%, 11/15/44	$800	$720,000
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 01/01/21(b)	1,920	2,111,443
Houston Higher Education Finance Corp., RB, Cosmos Foundation, Inc., 6.50%, 05/15/21(b)	535	589,319
Mesquite Health Facility Development Corp., Refunding RB, 5.13%, 02/15/42	355	355,692
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31	1,500	1,525,800
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project:
5.88%, 04/01/36	890	966,059
6.00%, 04/01/45	1,355	1,467,980
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Jubilee Academic, Series A:
5.00%, 08/15/36	2,520	2,522,318
5.00%, 08/15/46	695	673,712
Newark Higher Education Finance Corp., RB:
Austin Achieve Public School, Inc., 5.00%, 06/15/48	1,500	1,504,605
Series A, 5.50%, 08/15/35	375	391,005
Series A, 5.75%, 08/15/45	645	673,773
North Texas Tollway Authority, Refunding RB, 2nd Tier-Series B, 5.00%, 01/01/43	5,145	5,694,229
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42(f)(g)	1,330	827,925
Wichita Falls Retirement Foundation, 5.13%, 01/01/41	600	609,054
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
AMT, Blueridge Transportation Group, 5.00%, 12/31/50	3,480	3,660,125
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	1,000	1,062,000
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	4,740	4,931,449
Town of Flower Mound Texas, Special Assessment Bonds, 6.50%, 09/01/36	1,500	1,513,890

		63,950,566

Utah — 0.6%
State of Utah Charter School Finance Authority, RB:
Navigator Pointe Academy, Series A, 5.63%, 07/15/40	1,000	1,009,680
Spectrum Academy Project, 6.00%, 04/15/45(c)	2,000	2,034,600
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,050	2,051,743

		5,096,023

Virginia — 2.7%
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 07/01/42	2,000	2,020,400
Residential Care Facility, 5.00%, 07/01/47(c)	1,015	1,023,729
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(c)	1,925	2,267,034
Lower Magnolia Green Community Development Authority, Special Assessment Bonds:
5.00%, 03/01/35	490	490,225
5.00%, 03/01/45(c)	505	496,996
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 03/01/26(c)	515	546,971
6.88%, 03/01/36	450	479,093

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	$7,120	$6,790,842
Virginia Beach Development Authority, Refunding RB, Westminster-Canterbury on Chesapeake Bay, 4.00%, 09/01/48	2,885	2,884,856
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 07/01/45	535	547,198
Virginia Small Business Financing Authority, RB, Senior Lien, AMT:
Elizabeth River Crossings OpCo LLC Project, 6.00%, 01/01/37	3,360	3,635,184
Express Lanes LLC, 5.00%, 07/01/34	3,300	3,438,600

		24,621,128

Washington — 0.6%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	545	559,323
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 09/01/42	1,005	1,016,527
Washington State Housing Finance Commission, Refunding RB:
5.75%, 01/01/35(c)	355	350,981
6.00%, 01/01/45	940	935,093
Horizon House Project, 5.00%, 01/01/48	2,410	2,494,712

		5,356,636

Wisconsin — 2.0%
Public Finance Authority, 5.25%, 10/01/48	1,790	1,887,609
Public Finance Authority, RB:
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31	910	949,558
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47(c)	910	953,452
American Preparatory Academy—Las Vegas Project, Series A, 5.38%, 07/15/47(c)	1,595	1,609,626
Delray Beach Radiation Therapy, 6.85%, 11/01/46	1,325	1,391,859
Delray Beach Radiation Therapy, 7.00%, 11/01/46	805	853,067
Series A, 5.00%, 12/01/45	1,910	1,923,217
Series A, 5.15%, 12/01/50	1,315	1,327,874
Voyager Foundation, Inc. Project, Series A, 5.13%, 10/01/45(c)	1,850	1,887,388
Public Finance Authority, Refunding RB:
Celanese Project, Series D, 4.05%, 11/01/30	525	522,050
Senior Obligated Group, Series B, AMT, 5.00%, 07/01/42	2,150	2,256,661
White Stone Retirement Facilities, 5.00%, 03/01/52	1,300	1,347,294
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Benevolent Corporation Cedar Community, 5.00%, 06/01/41	350	355,236
St. Johns Communities, Inc., Series A, 7.25%, 09/15/19(b)(c)	75	77,790
St. Johns Communities, Inc., Series A, 7.63%, 09/15/19(b)(c)	145	150,771
Wisconsin Housing & Economic Development Authority, RB, M/F Housning, WHPC Madison Pool Project, Series A, 4.70%, 07/01/47(c)	740	765,671

		18,259,123

Total Municipal Bonds — 89.9% (Cost — $802,566,634)		823,558,475

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 0.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 04/01/19(b)	$480	$484,895
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 05/15/40(c)	1,679	1,741,823

		2,226,718

Colorado — 0.6%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 01/01/40(c)	5,592	5,730,365

Florida — 0.4%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(b)(c)	3,499	3,690,778

Illinois — 1.6%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 08/15/41(c)	2,480	2,690,601
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 4.00%, 02/15/41(c)	6,510	6,558,608
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,011	5,555,838

		14,805,047

Massachusetts — 0.4%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	3,464	3,543,569

New York — 6.3%
City of New York New York Housing Development Corp., RB, M/F, Series C-1A:
4.15%, 11/01/39	3,107	3,172,357
4.20%, 11/01/44(c)	5,695	5,814,820
4.30%, 11/01/47	4,660	4,758,467
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 06/15/31(i)(c)	3,015	3,214,000
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012:
5.75%, 02/15/21(b)	1,065	1,146,632
5.75%, 02/15/47	655	705,373
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,725	8,346,775
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(i)	2,520	2,755,896
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 03/15/36	21,670	24,425,882
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,925	3,299,244

		57,639,446

North Carolina — 0.4%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	2,930	3,252,256

Ohio — 0.2%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 01/01/19	2,010	2,009,691

Pennsylvania — 0.5%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	3,677	4,208,473

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island — 0.3%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	$2,641	$2,679,070

Texas — 0.4%
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	3,480	3,504,963

Virginia — 0.3%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,501	2,595,364

Washington — 1.4%
City of Bellingham Washington Water & Sewer Revenue, RB, Water & Sewer, 5.00%, 08/01/40	2,998	3,196,857
County of Snohomish Public Utility District No. 1, 5.00%, 12/01/45	8,664	9,613,579

		12,810,436

Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 04/01/19(b)	2,179	2,197,795
The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	1,774	1,790,073

		3,987,868

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 13.4% (Cost — $119,871,734)		122,684,044

Total Long-Term Investments — 103.5% (Cost — $924,036,618)		947,768,519

Security	Shares	Value

Short-Term Securities — 2.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.56%(j)(k)	23,048,355	$23,050,660

Total Short-Term Securities — 2.5% (Cost — $23,049,184)		23,050,660

Total Investments — 106.0% (Cost — $947,085,802)		970,819,179

Other Assets Less Liabilities — 1.6%		14,473,568

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.6)%		(69,566,515)

Net Assets — 100.0%		$915,726,232

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Non-income producing security.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expires between February 15, 2019 to April 1, 2019, is $5,480,997. See Note 4 of the Notes to Financial Statements for details.

(j)	Annualized 7-day yield as of period end.

(k)

During the period ended December 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/18	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	37,605,441	(14,557,086)	23,048,355	$23,050,660	$299,095	$1,104	$(1,147)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	84	03/20/19	$10,249	$(237,089)
Long U.S. Treasury Bond	245	03/20/19	35,770	(1,639,210)
5-Year U.S. Treasury Note	27	03/29/19	3,097	(47,741)

				$(1,924,040)

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock High Yield Municipal Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contract	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures Contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$(1,924,040)	$—	$(1,924,040)

(a)

Includes cumulative depreciation on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contract	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures Contracts	$—	$—	$—	$—	$536,120	$—	$536,120

Net Change in Unrealized Depreciation on:
Futures Contracts	$—	$—	$—	$—	$(1,425,313)	$—	$(1,425,313)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures Contracts:
Average notional value of contracts — short	$36,757,738

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$1,526,000	$946,242,519	$—	$947,768,519
Short-Term Securities	23,050,660	—	—	23,050,660

	$24,576,660	$946,242,519	$—	$970,819,179

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(1,924,040)	$—	$—	$(1,924,040)

(a)	See above Schedule of Investments for values in each industry, state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end TOB Trust

Certificates of $ 69,299,680 are categorized as Level 2 within the disclosure hierarchy

During the period ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) December 31, 2018	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 93.8%

Alabama — 4.3%
Alabama Federal Aid Highway Finance Authority, RB, Series A, 5.00%, 06/01/37	$43,695	$50,531,957
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 06/01/19(a)	15,955	16,225,916
City of Homewood, GO, Refunding, 5.25%, 09/01/46	27,625	31,707,422
Prattville Alabama IDB, RB, Recovery Zone Facility, Series C, 6.25%, 11/01/33	3,380	3,485,591
Southeast Alabama Gas Supply District, RB, Project #2, Series A, 4.00%, 06/01/49(b)	231,985	242,542,637
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(a)	16,315	17,486,091
UAB Medicine Finance Authority, Refunding RB, Series B-2:
5.00%, 09/01/37	5,000	5,558,200
5.00%, 09/01/41	12,850	14,102,233
Water Works Board of the City of Birmingham, Refunding RB, Sub-Series B, 5.00%, 01/01/43	16,715	18,685,030

		400,325,077

Alaska — 0.1%
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC)(a):
6.00%, 09/01/19	5,980	6,145,347
6.00%, 09/01/19	1,270	1,304,696

		7,450,043

Arizona — 1.4%
Arizona State University, Refunding RB, Series B, 5.00%, 07/01/42	3,200	3,638,208
City of Mesa Arizona Utility System, RB, Utility System, 5.00%, 07/01/35	30,000	32,020,500
City of Phoenix Arizona IDA, RB:
Candeo School, Inc. Project, 6.88%, 07/01/44	3,440	3,728,375
Legacy Traditional Schools Project, Series A, 6.50%, 07/01/34(c)	2,000	2,177,580
Legacy Traditional Schools Projects, Series A, 6.75%, 07/01/44(c)	3,500	3,808,595
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 07/01/45(c)	2,280	2,281,254
City of Phoenix Civic Improvement Corp., ARB, AMT, Series A, 5.00%, 07/01/42	3,750	4,177,725
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, 5.00%, 01/01/38	32,385	36,274,115
County of Maricopa Industrial Development Authority, Refunding RB, HonorHealth, Series A(d):
4.13%, 09/01/42	4,000	4,023,600
5.00%, 09/01/42	2,565	2,827,092
County of Pinal Arizona IDA, RB, San Manuel Facility Project, AMT, 6.25%, 06/01/26	495	502,816
Salt River Project Agricultural Improvement & Power District, Refunding RB, Salt River Project Electric System, Series A:
5.00%, 01/01/37	19,330	22,540,133
5.00%, 01/01/39	8,000	9,239,440

		127,239,433

California — 12.7%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 08/01/19(a)	11,525	11,836,521
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	21,340	22,825,051

Security	Par (000)	Value

California (continued)
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 07/01/19(a)	$26,655	$27,240,877
Stanford Health Care, 4.00%, 11/15/40	5,000	5,139,000
California Statewide Communities Development Authority, RB:
Loma Linda University Medical Center, 5.25%, 12/01/48(c)	2,000	2,112,400
Sutter Health, Series A, 6.00%, 08/15/20(a)	11,600	12,397,616
City & County of San Francisco California Airports Commission, ARB, Second Series E:
6.00%, 05/01/19(a)	4,625	4,692,803
6.00%, 05/01/39	55,175	55,924,828
City & County of San Francisco California Airports Commission, Refunding ARB, San Francisco International Airport, Series A, AMT, 5.00%, 05/01/41	20,000	22,004,800
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 07/01/39	40,000	42,505,200
City of Los Angeles California Municipal Improvement Corp., RB, Real Property, Series E(a):
6.00%, 09/01/19	14,365	14,783,452
City of Los Angeles California Wastewater System Revenue, Refunding RB, Green Bond, Sub-Series A, 5.25%, 06/01/47	27,620	32,320,648
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.75%, 03/01/34	7,010	7,475,464
6.25%, 03/01/34	5,250	5,670,683
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 05/01/36	1,510	1,661,921
6.50%, 05/01/42	5,130	5,646,129
City of San Juan California Water District, COP, Series A, 6.00%, 02/01/19(a)	10,000	10,035,100
County of Alameda & City of Oakland California, GO, Election of 2012, 6.63%, 08/01/21(a)	3,750	4,222,950
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(a)	12,830	13,992,526
Gilroy Public Facilities Financing Authority, Refunding RB, 6.00%, 11/01/33	6,535	7,676,076
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 5.25%, 06/01/47	17,490	17,398,877
Series A-2, 5.00%, 06/01/47	28,080	26,996,112
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42	80,950	95,494,286
Los Angeles Department of Water, Refunding RB, Series A, 5.25%, 07/01/44	19,000	21,960,200
Los Angeles Department of Water & Power, Refunding RB, Power System, Series B:
5.25%, 07/01/37	13,500	15,843,870
5.25%, 07/01/38	15,000	17,545,800
5.25%, 07/01/39	7,000	8,166,270
Los Angeles Unified School District, GO, Election 2005, Series M-1, 5.25%, 07/01/42	24,635	29,061,170
Modesto Irrigation District, COP(a):
6.00%, 04/01/19	3,450	3,486,501
Series A, 6.00%, 04/01/19	8,305	8,393,863
Municipal Improvement Corp. of Los Angeles, Refunding RB, Real Property, Series B, 5.00%, 11/01/36	10,000	11,453,300
Palomar Community College District, GO, Election of 2006, Series D, 5.25%, 08/01/45	24,540	28,607,260

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Port of Oakland California, Refunding RB, Senior Lien, Series P, AMT, 5.00%, 05/01/31	$13,010	$14,024,650
San Diego County Regional Transportation Commission, Refunding RB, Series A, 5.00%, 04/01/41	40,000	45,284,000
San Diego Public Facilities Financing Authority, Refunding RB, Series A, 5.00%, 05/15/39	10,000	11,469,300
State of California, GO, Refunding:
Various Purpose, 5.25%, 10/01/39	20,100	23,094,699
Various Purposes, 5.00%, 08/01/36	50,000	58,770,500
State of California, GO, Various Purposes:
6.00%, 04/01/19(a)	33,235	33,603,244
6.50%, 04/01/19(a)	47,155	47,733,592
6.50%, 04/01/33	39,915	40,371,628
6.00%, 04/01/38	60,720	61,304,734
6.00%, 11/01/39	64,190	66,258,202
State of California Public Works Board, LRB, Various Capital Projects(a):
Sub-Series A-1, 6.00%, 03/01/20	14,125	14,846,929
Sub-Series I-1, 6.13%, 11/01/19	10,015	10,391,864
Sub-Series I-1, 6.38%, 11/01/19	11,680	12,143,346
State of California University, Refunding RB, Systemwide, Series A, 5.00%, 11/01/41	13,075	14,737,355
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 5.00%, 06/01/37	6,895	6,894,862
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A, 5.88%, 01/01/19(a)	19,355	19,355,000
University of California, RB, Series AV, 5.25%, 05/15/42	52,075	60,643,941
University of California, Refunding RB, General, Series AZ, 5.00%, 05/15/43	29,055	33,359,208

		1,168,858,608

Colorado — 1.8%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(c)	6,930	6,887,727
City & County of Denver Colorado, COP, Series A, 5.38%, 06/01/43	14,450	16,549,585
City & County of Denver Colorado, RB, Series A-1, 5.00%, 08/01/41	8,000	8,996,320
City & County of Denver Colorado, Refunding RB, United Airlines, Inc. Project, AMT, 5.00%, 10/01/32	40,475	42,563,105
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT:
5.00%, 12/01/37	27,180	30,738,949
5.25%, 12/01/43	10,120	11,537,509
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	4,655	4,672,875
Colorado Health Facilities Authority, Refunding RB, Frasier Meadows Retirement Community Project, Series A, 5.25%, 05/15/47	2,500	2,652,650
County of Larimer Colorado School District No. R-1 Poudre, GO, 5.00%, 12/15/40	5,500	6,398,975
State of Colorado, COP, Series J, 5.25%, 03/15/42	30,000	34,380,000

		165,377,695

Delaware — 0.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	31,500	32,810,715

District of Columbia — 3.5%
District of Columbia, GO:
Series A, 5.00%, 06/01/41	20,000	22,540,800
Series D, 5.00%, 06/01/41	5,000	5,661,850
Series D, 5.00%, 06/01/42	36,295	41,164,337
District of Columbia, RB, Series A, 5.50%, 12/01/30	20,530	21,177,105

Security	Par (000)	Value

District of Columbia (continued)
District of Columbia Water & Sewer Authority, Refunding RB, Series B:
5.25%, 10/01/40	$48,060	$55,248,815
5.25%, 10/01/44	63,075	72,176,092
Metropolitan Washington Airports Authority, Refunding ARB, AMT, Series A:
5.00%, 10/01/35	6,530	7,465,880
5.00%, 10/01/36	12,000	13,655,400
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	5,765	5,873,670
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	65,000	73,590,400

		318,554,349

Florida — 4.8%
Capital Trust Agency, Inc., RB, University Bridge LLC Student Housing Project, Series A, 5.25%, 12/01/58(c)	21,500	21,007,220
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/43	12,865	14,534,491
City of Tampa Florida, Special Assessment Bonds, Green Bonds, Central and Lower Basis Stormwater Improvements:
5.25%, 05/01/43	13,220	15,297,655
5.25%, 05/01/46	15,430	17,814,706
County of Broward Florida Airport System Revenue, ARB, AMT, 5.00%, 10/01/42	5,560	6,156,810
County of Escambia Florida, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	7,500	7,734,300
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group, 6.00%, 11/15/37	4,980	5,153,254
County of Hillsborough Florida District Port Authority, ARB, Series A, 5.25%, 06/01/48	8,375	9,548,505
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	6,325	7,196,965
Series A, 5.50%, 10/01/42	5,375	5,947,330
Series B, AMT, 6.25%, 10/01/38	5,000	5,708,600
Series B, AMT, 6.00%, 10/01/42	2,350	2,662,809
County of Miami-Dade Florida, Refunding RB, 5.00%, 10/01/41	10,825	12,049,632
County of Miami-Dade Florida Aviation, Refunding RB, Series B, AMT, 5.00%, 10/01/40	117,130	129,795,267
County of Miami-Dade Florida Transit System, RB, 4.00%, 07/01/44	10,000	10,190,100
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.13%, 06/01/27	10,010	10,708,298
Greater Orlando Aviation Authority, ARB, Priority Sub-Series A, AMT, 5.00%, 10/01/42	44,175	48,951,643
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 05/01/33	835	837,747
Lakewood Ranch Stewardship District, Special Assessment Bonds:
Del Webb Project, 5.00%, 05/01/37(c)	1,655	1,659,353
Del Webb Project, 5.13%, 05/01/47(c)	1,990	1,976,607
Lakewood National & Polo Run Projects, 4.63%, 05/01/27	1,745	1,769,622
Lakewood National & Polo Run Projects, 5.25%, 05/01/37	2,760	2,823,314
Lakewood National & Polo Run Projects, 5.38%, 05/01/47	4,785	4,866,536

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(a)	$11,125	$12,679,941
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/42	29,095	32,522,682
State of Florida, GO, Board of Education, Series E, 5.00%, 06/01/37	29,730	30,888,281
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series B, 5.50%, 11/01/10(e)(f)	147	94,270
Town of Davie Florida, Refunding RB, Nova Southeastern University Project, 5.00%, 04/01/48	19,000	20,808,800

		441,384,738

Georgia — 0.7%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 01/01/30	30,000	32,316,300
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	4,950	5,621,864
County of Richmond Georgia Development Authority, RB, Recovery Zone Facility, International Paper Co., Series B, 6.25%, 11/01/33	3,625	3,738,245
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 01/01/25	20,000	24,705,400

		66,381,809

Hawaii — 0.5%
State of Hawaii, GO, Series FT, 5.00%, 01/01/38	28,555	32,930,483
State of Hawaii Airports System Revenue, ARB, Series A,AMT, 5.00%, 07/01/43	12,615	14,024,600

		46,955,083

Illinois — 10.1%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 03/01/27(g)	1,000	1,000,670
Chicago Board of Education, GO, Refunding Dedicated Revenues, Series D, Dedicated Revenues, Series H:
5.00%, 12/01/36	4,620	4,686,158
5.00%, 12/01/46	4,475	4,441,482
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series G, 5.00%, 12/01/34	5,000	5,107,950
Series B, 4.00%, 12/01/35	11,640	10,376,944
Series C, 5.00%, 12/01/23	4,310	4,504,209
Series C, 5.00%, 12/01/24	4,445	4,667,250
Series C, 5.00%, 12/01/26	3,060	3,225,332
Chicago Board of Education, GO:
Series A, 5.00%, 12/01/42	15,895	15,894,364
Series C, 5.25%, 12/01/39	7,275	7,389,072
Series C, 5.00%, 12/01/25	12,760	13,421,096
Series F, 5.00%, 12/01/24	9,585	10,064,250
5.00%, 12/01/46	35,155	34,891,689
City of Chicago Illinois, Refunding ARB, Senior Lien, Series B, 5.00%, 01/01/41	5,420	5,927,583
City of Chicago Illinois O’Hare International Airport, ARB, Senior Lien, Series D, 5.25%, 01/01/35	5,000	5,717,950
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series C, 6.50%, 01/01/21(a)	29,835	32,563,709
Senior Lien, Series D, 5.25%, 01/01/42	49,415	55,473,279
City of Chicago Illinois O’Hare International Airport, Refunding ARB, Senior Lien, Series B, 4.00%, 01/01/44	110,000	109,139,800
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.50%, 01/01/34	5,380	5,872,162

Security	Par (000)	Value

Illinois (continued)
City of Chicago Illinois O’Hare International Airport, Refunding RB, Senior Lien, Series B:
5.00%, 01/01/38	$31,410	$34,902,164
5.00%, 01/01/39	59,885	66,366,354
City of Chicago O’Hare International Airport, ARB, Senior Lien, Series D, 5.25%, 01/01/33	7,340	8,444,230
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 08/15/41	6,500	7,058,805
Carle Foundation, Series A (AGM), 6.00%, 08/15/41	19,285	20,942,931
DePaul University, Series A, 6.13%, 04/01/21(a)	11,935	13,020,846
Memorial Health System, Series A, 5.25%, 07/01/44	8,370	9,039,349
Rush University Medical Center, Series C, 6.38%, 05/01/19(a)	2,860	2,903,300
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/19(a)	4,220	4,345,840
Central Dupage Health, Series B, 5.75%, 11/01/19(a)	6,000	6,191,160
Northwestern Memorial Healthcare, Series A, 5.00%, 07/15/42	23,695	26,291,498
Northwestern Memorial Hospital, Series A, 6.00%, 08/15/19(a)	40,655	41,696,581
OSF Healthcare System, 6.00%, 05/15/20(a)	7,875	8,303,951
OSF Healthcare System, 6.00%, 05/15/39	2,470	2,563,465
Presence Health Network, Series C, 5.00%, 02/15/41	28,920	32,068,810
Railsplitter Tobacco Settlement Authority, RB:
6.00%, 06/01/21(a)	13,865	15,187,860
5.00%, 06/01/26	15,000	17,172,750
State of Illinois, GO:
Series C, 5.00%, 11/01/29	10,000	10,614,800
Series D, 5.00%, 11/01/26	38,855	41,658,000
Series D, 5.00%, 11/01/27	19,810	21,270,195
Series D, 5.00%, 11/01/28	97,015	103,570,303
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/42	56,795	63,366,749
Series B, 5.00%, 01/01/40	23,520	25,922,098
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	8,565	8,575,107

		925,842,095

Indiana — 1.0%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	3,870	4,418,921
7.00%, 01/01/44	7,330	8,409,416
Indiana Finance Authority, RB, 1st Lien, Series A, 5.00%, 10/01/40	10,000	11,042,100
Indiana Finance Authority, Refunding RB, Series A:
Parkview Health System, 5.75%, 05/01/31	290	293,657
Trinity Health, 5.63%, 12/01/19(a)	7,000	7,236,880
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(a)	19,620	19,620,000
Indiana Municipal Power Agency, Refunding RB, Series A:
5.00%, 01/01/42	12,450	13,888,846
5.00%, 01/01/42	12,500	14,100,625
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 01/01/19(a)	2,550	2,550,000
5.75%, 01/01/38	10,505	10,505,000

		92,065,445

Iowa — 1.1%
Iowa Finance Authority, RB, Iowa Health Care Facilities:
Genesis Health System, 5.50%, 07/01/33	18,750	21,127,313
Series A (AGC), 5.63%, 08/15/19(a)	5,240	5,362,249

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iowa (continued)
Iowa Finance Authority, Refunding RB:
Iowa Fertilizer Co. Project, Series B, 5.25%, 12/01/50(b)	$47,270	$50,246,119
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	120	120,121
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	2,500	2,648,275
State Revolving Fund, Green Bonds, 5.00%, 08/01/42	10,000	11,413,200
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.40%, 12/01/24	3,220	3,339,784
5.50%, 12/01/25	2,140	2,219,993
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 06/01/46	4,810	4,809,615

		101,286,669

Kansas — 0.4%
County of Leavenworth Unified School District No. 458, GO, Refunding, 5.00%, 09/01/39	2,500	2,817,800
County of Riley Unified School District No. 383 Manhattan-Ogden, GO, Series A, 4.00%, 09/01/39	3,515	3,655,881
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	30,210	35,501,886

		41,975,567

Kentucky — 1.1%
Kentucky Public Energy Authority, RB, Gas Supply, Series C-1, 4.00%, 12/01/49(b)	100,000	104,876,000

Louisiana — 0.6%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 01/01/19(a)	1,370	1,370,000
East Baton Rouge Sewerage Commission, Refunding RB, Series B, 5.00%, 02/01/39	5,000	5,507,900
Jefferson Sales Tax District, RB, Special Sales Tax, Series B (AGM), 5.00%, 12/01/42	12,160	13,814,733
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 09/15/44(c)	2,500	2,528,900
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	17,185	18,331,583
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, 1st Lien, Series A, 5.00%, 05/01/41	14,555	16,256,334

		57,809,450

Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 07/01/32	5,365	5,886,800

Maryland — 0.2%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A:
4.50%, 09/01/33	2,735	2,783,984
5.00%, 09/01/38	1,400	1,462,944
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 07/01/22(h)	2,700	3,040,443
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(a)	11,000	11,920,810

		19,208,181

Massachusetts — 3.6%
Commonwealth of Massachusetts, GO, Consolidated Loan, Series A:
5.25%, 04/01/42	42,000	48,556,200
5.25%, 04/01/47	91,000	104,633,620

Security	Par (000)	Value

Massachusetts (continued)
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement & Accelerated Bridge Programs, Series A, 5.00%, 06/01/42	$10,000	$11,333,700
Massachusetts Development Finance Agency, RB, Series A:
Emerson College Issue, 5.25%, 01/01/42	9,655	10,522,116
Foxborough Regional Charter School, 7.00%, 07/01/20(a)	1,375	1,478,895
Massachusetts Development Finance Agency, Refunding RB:
Emerson College, Series A, 5.00%, 01/01/40	3,735	4,044,146
Newbridge on the Charles, Inc., 5.00%, 10/01/37(c)	1,000	1,035,750
Newbridge on the Charles, Inc., 5.00%, 10/01/47(c)	1,250	1,274,750
Partners Healthcare System, 5.00%, 07/01/33	5,310	6,132,678
Massachusetts Port Authority, Refunding ARB, AMT:
Series A, 5.00%, 07/01/35	1,000	1,133,750
Series B, 5.00%, 07/01/43	10,000	11,022,900
Massachusetts School Building Authority, RB, Series B:
Senior, 5.00%, 11/15/36	5,000	5,733,650
Senior, 5.00%, 11/15/39	12,525	14,315,449
Sub, 4.00%, 02/15/41	13,620	13,802,099
Sub, 4.00%, 02/15/42	10,000	10,110,400
University of Massachusetts Building Authority, Refunding RB, Senior Series A:
5.25%, 11/01/42	58,840	68,888,695
5.25%, 11/01/47	14,425	16,827,772

		330,846,570

Michigan — 2.3%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	6,485	7,001,660
Great Lakes Water Authority Water Supply System Revenue, Refunding RB, Senior Lien, Series C:
5.25%, 07/01/34	17,775	20,557,676
5.25%, 07/01/35	30,730	35,451,357
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	5,010	5,434,147
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 5.00%, 11/15/41	39,560	42,620,757
Trinity Health Credit Group, Series A, 5.00%, 12/01/37	33,905	38,350,624
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/46	6,000	6,629,760
Michigan Strategic Fund, RB, 1-75 Improvement Project, AMT, 5.00%, 12/31/43	16,470	17,801,764
Oakland University, RB, 5.00%, 03/01/41	3,000	3,292,680
Royal Oak Hospital Finance Authority Michigan, Refunding RB:
Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	10,010	10,811,000
William Beaumont Hospital, Series W, 6.00%, 08/01/19(a)	5,145	5,267,040
State of Michigan Building Authority, Refunding RB, Series I, 5.00%, 04/15/41	16,000	17,794,880

		211,013,345

Minnesota — 0.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 4.00%, 11/15/37	6,905	7,057,462
Western Minnesota Municipal Power Agency, RB, Red Rock Hydroelectric Project, Series A, 5.00%, 01/01/49	6,210	7,069,899

		14,127,361

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mississippi — 0.3%
State of Mississippi, GO, Series A, 4.00%, 11/01/38	$25,000	$25,744,750

Missouri — 0.1%
City of St. Louis Missouri, RB, Lambert-St. Louis International Airport, Series A-1, 6.25%, 07/01/29	1,175	1,198,970
Metropolitan State Louis Sewer District, Refunding RB, Wastewater System Improvement, Series A, 5.00%, 05/01/42	5,635	6,419,730

		7,618,700

Montana — 0.0%
City of Kalispell Montana, Refunding RB, Immanuel Lutheran Corporation Project, Series A:
5.25%, 05/15/37	405	416,008
5.25%, 05/15/47	1,500	1,530,435
5.25%, 05/15/52	1,500	1,525,290

		3,471,733

Nebraska — 0.4%
Omaha Public Power District, Seperate Electric System, Refunding RB, Series A:
5.25%, 02/01/42	14,265	16,171,375
5.25%, 02/01/46	14,670	16,604,239

		32,775,614

Nevada — 1.9%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 04/01/19(a)	12,925	13,059,420
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 07/01/42	57,700	59,611,024
Las Vegas Convention & Visitors Authority, RB, Series B, 5.00%, 07/01/43	85,000	95,078,450
Nevada Department of Business & Industry, RB, Series A(c):
5.00%, 07/15/37	875	883,724
5.00%, 07/15/47	1,400	1,401,512
State of Nevada Department of Business & Industry, RB, Somerset Academy, Series A(c):
4.50%, 12/15/29	400	400,464
5.00%, 12/15/38	685	690,179
5.00%, 12/15/48	810	810,445

		171,935,218

New Hampshire — 0.4%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(c):
Series B, 4.63%, 11/01/42	9,085	8,673,995
Series C, AMT, 4.88%, 11/01/42	3,700	3,610,608
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 08/01/19(a)	15,605	15,979,832
New Hampshire Health and Education Facilities Authority Act, Refunding RB, Dartmouth-Hitchcock Obligated Group Issue, Series A:
5.00%, 08/01/36	4,000	4,486,200
5.00%, 08/01/37	3,250	3,626,252

		36,376,887

New Jersey — 5.8%
County of Cape May New Jersey Industrial Pollution Control Financing Authority, Refunding RB, Atlantic City Electric Co., Series A (NPFGC), 6.80%, 03/01/21	5,000	5,418,500
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(c)	5,180	5,196,939
New Jersey Economic Development Authority, Refunding RB, School Facilities Construction, Series PP, 5.00%, 06/15/26	8,380	9,124,395

Security	Par (000)	Value

New Jersey (continued)
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	$5,340	$5,736,442
New Jersey EDA, RB, Series WW, 5.25%, 06/15/40	14,965	15,931,440
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	8,280	8,595,220
Provident Group-Monteclair Properites LLC (AGM), 5.00%, 06/01/37	5,800	6,393,456
Series B, 5.50%, 06/15/30	45,895	51,943,961
New Jersey Educational Facilities Authority, Refunding RB:
New Jersey City University, Series A, 5.00%, 07/01/45	7,635	8,304,437
Stevens Institute of Technology, Series A, 5.00%, 07/01/42	3,000	3,332,850
University of Medicine & Dentistry, Series B, 7.13%, 06/01/19(a)	2,870	2,933,083
University of Medicine & Dentistry, Series B, 7.50%, 06/01/19(a)	9,200	9,416,292
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 07/01/21(a)	34,385	37,830,377
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/35	7,375	8,449,980
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/38	11,950	13,491,430
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/39	22,245	25,008,941
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	17,110	19,159,949
New Jersey Higher Education Student Assistance Authority, Refunding RB, AMT:
Series 1, 5.75%, 12/01/27	250	266,215
Series 1, 5.75%, 12/01/28	205	218,063
Student Loan, Series 1B, 2.95%, 12/01/28	16,000	16,224,160
New Jersey State Turnpike Authority, Refunding RB, Series G, 5.00%, 01/01/36	34,850	39,953,782
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	2,025	2,235,215
Transportation System, Series A, 6.00%, 06/15/35	2,155	2,306,583
Transportation System, Series A, 5.00%, 06/15/42	5,715	5,906,624
Transportation System, Series AA, 5.50%, 06/15/39	39,890	42,912,066
Transportation System, Series C, 5.25%, 06/15/32	19,810	21,425,109
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A:
Federal Highway Reimbursement Revenue Notes, 5.00%, 06/15/30	9,660	10,662,805
Transportation System, 5.00%, 12/15/36	10,610	11,419,543
Transportation System, 5.00%, 12/15/33	43,625	47,550,377
Transportation System, 5.00%, 12/15/34	34,980	37,947,004
Transportation System, 5.00%, 12/15/35	6,000	6,488,400
New Jersey Turnpike Authority, Refunding RB, Series G, 5.00%, 01/01/37	27,230	31,080,322
State of New Jersey, GO, 4.00%, 06/01/30	10,000	10,309,800
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 06/01/46	10,350	11,033,824

		534,207,584

New Mexico — 0.0%
County of Santa Fe New Mexico, RB, (AGM), 6.00%, 02/01/27	250	289,028

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York — 13.4%
City of New York, GO:
Sub-Series D-1, 5.00%, 12/01/44	$17,915	$20,520,199
Sub-Series F-1, 5.00%, 04/01/43	72,410	82,454,715
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series EE, 5.25%, 06/15/37	7,525	8,774,225
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution Subseries, 5.25%, 06/15/37	45,000	52,182,450
City of New York Transitional Finance Authority Building Aid Revenue, RB, Series S-3, 5.25%, 07/15/45	31,165	36,211,548
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 4.00%, 07/15/38	8,045	8,315,795
City of New York Transitional Finance Authority Future Tax Secured, RB, Future Tax Secured Subordinate Bond, Series C-3, 5.00%, 05/01/41	13,100	14,976,706
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB:
Future Tax Secured, Sub Series A-1, 5.00%, 05/01/40	19,970	22,356,016
Sub Series A-3, 5.00%, 08/01/41	3,950	4,476,377
Subordinate, Series C-3, 5.00%, 05/01/40	30,000	34,350,000
City of New York Water & Sewer System, Refunding RB:
2nd Generation Resolution, Fiscal 2018, Series FF, 5.00%, 06/15/40	20,000	22,933,000
Series EE, 5.00%, 06/15/40	39,240	44,731,246
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(c)	8,100	8,295,777
5.00%, 06/01/45	16,695	15,648,891
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	4,325	4,454,318
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, 5.75%, 02/15/47	3,435	3,681,324
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/37	11,045	12,565,896
5.00%, 02/15/42	25,000	28,136,500
Long Island Power Authority, RB, General, Electric Systems, 5.00%, 09/01/42	9,000	10,100,790
Long Island Power Authority, Refunding RB, Electric System, Series A, 6.00%, 05/01/19(a)	56,950	57,754,703
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/39	30,000	32,820,900
Sub-Series D-1, 5.25%, 11/15/44	37,840	42,409,180
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/37	31,075	34,616,618
Series D, 5.00%, 11/15/35	10,000	11,351,200
SubSeries C-1, 5.25%, 11/15/31	13,550	15,392,800
New York City Transitional Finance Authority Future Tax Secured Revenue, RB:
Series A-1, 5.00%, 08/01/42	10,500	12,029,640
Subordinate, Series C-3, 5.00%, 05/01/39	25,000	28,712,000
New York City Water & Sewer System, Refunding RB:
2nd General Resolution Series CC, 5.25%, 06/15/46	65,965	75,004,844
2nd General Resolution Sub Series CC1, 5.00%, 06/15/37	25,000	28,493,750
Series DD-2, Block 5, 5.00%, 06/15/40	43,865	50,003,468
Series EE, 5.25%, 06/15/36	15,500	18,148,950
New York State Dormitory Authority, RB, Bid Group 3, Series A, 5.00%, 03/15/41	14,310	16,348,030

Security	Par (000)	Value

New York (continued)
New York State Dormitory Authority, Refunding RB, Bid Group 4:
Series C, 5.00%, 03/15/43	$6,185	$7,055,291
Series E, 5.00%, 03/15/44	10,000	11,463,400
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 07/01/41	5,115	5,390,852
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT:
5.00%, 08/01/26	6,000	6,260,520
5.00%, 08/01/31	48,265	49,973,098
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(c)	5,190	5,010,167
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.00%, 10/15/34	5,000	5,681,700
194th Series, 5.00%, 10/15/41	11,275	12,597,896
194th Series, 5.25%, 10/15/55	37,020	41,781,142
Consolidated, 198th Series, 5.25%, 11/15/56	53,240	60,300,689
Consolidated, 205th Series, 5.25%, 11/15/39	10,580	12,375,955
Consolidated,Series 198, 5.00%, 11/15/41	10,165	11,420,682
State of New York Dormitory Authority, RB:
Sales Tax, Series A-Group C, 5.00%, 03/15/43	19,020	21,442,007
Sales Tax, Series A-Group C, 5.00%, 03/15/44	4,000	4,506,280
Series A, 5.00%, 02/15/42	10,000	11,207,800
State of New York Dormitory Authority, Refunding RB, Group 3, Series E, 5.00%, 03/15/40	37,000	42,614,380
Triborough Bridge & Tunnel Authority, RB, General, MTA Bridges & Tunnels, Series A, 5.00%, 11/15/46	18,755	21,402,643
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.25%, 11/15/45	7,805	8,947,028
TSASC, Inc., Refunding RB, Tobacco Settlement Bonds, Subordinate, Series B, 5.00%, 06/01/48	3,365	3,234,640
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series TE, 5.00%, 12/15/41	30,000	32,885,100
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 06/01/51	2,500	2,533,125

		1,236,336,251

North Carolina — 0.0%
County of Columbus North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	3,000	3,093,720

North Dakota — 0.0%
University of North Dakota, COP, Green Bond, Infrastructure Energy Improvement Project, Series A, 5.00%, 04/01/48	2,500	2,764,725

Ohio — 1.2%
Buckeye Tobacco Settlement Financing Authority, RB:
6.25%, 06/01/37(g)	15,450	15,338,914
Asset-Backed, Senior Turbo Term, Series A-2, 5.75%, 06/01/34	2,500	2,377,550
Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	19,870	18,851,464
Asset-Backed, Senior Turbo Term, Series A-2, 6.50%, 06/01/47	7,980	7,960,130
County of Butler Port Authority, RB, StoryPoint Fairfield Project, Series A-1(c):
6.38%, 01/15/43	1,500	1,535,400
6.50%, 01/15/52	3,335	3,420,743

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A(a):
5.75%, 11/15/21	$500	$552,855
6.00%, 11/15/21	4,415	4,912,350
6.50%, 11/15/21	12,690	14,291,859
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.50%, 05/01/34	6,900	6,977,970
Indian Creek Local School District, GO:
Series A, 5.00%, 11/01/45	2,000	2,251,100
Series B (BAM), 5.00%, 11/01/45	3,110	3,486,714
State of Ohio, GO, Series A, 5.00%, 02/01/38	20,690	23,380,941
State of Ohio Turnpike Commission, RB, Junior Lien, Series A, 5.25%, 02/15/39	7,500	8,261,700

		113,599,690

Oklahoma — 0.2%
Oklahoma City Airport Trust, RB, Junior Lien, AMT, 5.00%, 07/01/43	5,000	5,537,500
Oklahoma Turnpike Authority, RB:
2nd Series C, 4.00%, 01/01/42	9,790	10,053,057
Series A, 5.00%, 01/01/43	4,085	4,612,333

		20,202,890

Pennsylvania — 3.3%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project(c):
5.00%, 05/01/27	3,250	3,461,510
5.00%, 05/01/32	3,750	3,966,862
5.00%, 05/01/42	6,305	6,557,074
City of Philadelphia Pennsylvania Gas Works, RB, 12th Series B (NPFGC), 7.00%, 05/15/20(h)	1,170	1,218,192
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 01/01/19(a)	9,520	9,520,000
6.38%, 01/01/39	1,055	1,055,000
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project:
6.00%, 06/01/29	6,670	6,773,252
6.00%, 06/01/19(a)	6,090	6,195,905
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project:
6.00%, 06/01/19(a)	3,295	3,352,300
6.00%, 06/01/36	595	603,443
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 07/01/32	2,265	2,528,193
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 04/01/39	3,475	3,508,847
Pennsylvania Turnpike Commission, RB:
Series A, 5.25%, 12/01/44	30,000	34,663,200
Series B, 5.25%, 12/01/39	3,560	3,905,890
Series B (BAM), 5.25%, 12/01/44	8,000	8,795,280
Sub-Series A, 5.50%, 12/01/46	46,430	53,038,382
Sub-Series B-1, 5.25%, 06/01/47	74,500	81,874,755
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(a)	1,195	1,287,672
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series A-1, 5.25%, 12/01/45	22,000	24,104,080
Philadelphia Authority for Industrial Development, RB, University of the Sciences, 5.00%, 11/01/47	30,000	33,042,900
Philadelphia Gas Works Co, Refunding RB, 1988 General Ordinance, Series Fifteenth, 5.00%, 08/01/42	15,000	16,491,000

		305,943,737

Security	Par (000)	Value

Rhode Island — 0.1%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 5.00%, 06/01/50	$10,000	$10,015,900

South Carolina — 2.4%
Patriots Energy Group Financing Agency, RB, Series A, 4.00%, 10/01/48(b)	155,440	164,208,370
South Carolina Jobs EDA, Refunding RB, Series A:
Palmetto Health (AGM), 6.50%, 08/01/21(a)	4,455	4,968,082
Palmetto Health (AGM), 6.25%, 08/01/21(a)	1,525	1,691,500
Prisma Health Obligated Group, 5.00%, 05/01/43	12,000	13,082,040
South Carolina Jobs-Economic Development Authority, Refunding RB, the Woodlands at Furman, 5.25%, 11/15/37	6,005	6,348,966
South Carolina Jobs-EDA, Refunding RB, The Lutheran Homes of South Carolina, Inc., 5.00%, 05/01/42	250	246,595
South Carolina Ports Authority, ARB, AMT:
5.00%, 07/01/35	6,250	7,093,625
5.00%, 07/01/36	6,380	7,207,933
5.00%, 07/01/37	3,750	4,217,175
5.00%, 07/01/43	9,950	10,985,994

		220,050,280

South Dakota — 0.2%
City of Rapid City South Dakota, RB:
4.00%, 12/01/37	1,000	1,026,610
4.00%, 12/01/43	15,840	16,032,614

		17,059,224

Texas — 8.0%
Aldine Independent School District, GO, (PSF-GTD), 5.00%, 02/15/43	20,000	22,877,600
Bexar County Texas, GOL, Certificates of Obligation, 5.00%, 06/15/42	5,120	5,781,350
City of Arlington Texas, Special Tax Bonds, Series A (AGM), 5.00%, 02/15/43	12,500	14,087,375
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc., Airport Improvement Projects, Series C, AMT, 5.00%, 07/15/20	6,535	6,745,296
City of Houston Texas Airport System Revenue, Refunding RB, Sub-Series D:
5.00%, 07/01/38	6,765	7,737,401
5.00%, 07/01/39	10,200	11,630,244
City of Houston Texas Combined Utility System, Refunding RB, Combined 1st Lien, Series A (AGC)(a):
6.00%, 05/15/19	30,645	31,120,304
6.00%, 05/15/19	1,705	1,731,752
City of Houston Texas Combined Utility System Revenue, Refunding RB, Subordinate First Lien, Series D, 5.00%, 11/15/43	10,000	11,430,400
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB:
5.00%, 02/01/41	4,125	4,687,980
Series A, 5.00%, 02/01/44	5,000	5,751,350
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 01/01/23(a)	3,700	4,388,052
6.38%, 01/01/33	465	510,617
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	9,775	10,160,428
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Christus Health, Series B, 5.00%, 07/01/43	50,000	55,082,000
Scott & White Healthcare, 6.00%, 08/15/20(a)	50,000	53,247,500

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Grand Parkway Transportation Corp., RB, Series B, 5.25%, 10/01/51	$18,100	$19,845,745
Killeen Independent School District, GO, (PSF-GTD), 4.00%, 02/15/42	9,200	9,418,776
Little Elm Independent School District, GO, School Building (PSF-GTD), 5.00%, 08/15/46	32,495	37,142,435
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/30	6,085	6,886,699
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31(c)	14,625	14,876,550
New Hope Cultural Education Facilities Corp., RB, Jubilee Academic Center Project, Series A, 5.00%, 08/15/37(c)	2,000	1,997,480
New Hope Cultural Education Facilities Finance Corp., RB, Jubilee Academic Center Project, Series A, 5.13%, 08/15/47(c)	2,085	2,055,622
North Texas Tollway Authority, RB, Special Projects System, Series A, 6.00%, 09/01/21(a)	4,815	5,319,468
North Texas Tollway Authority, Refunding RB:
6.00%, 01/01/19(a)	10,265	10,265,000
6.00%, 01/01/25	2,365	2,372,190
1st Tier System, 6.00%, 01/01/21(a)	11,490	12,407,706
1st Tier System, Series K-2 (AGC), 6.00%, 01/01/19(a)	2,245	2,245,000
1st Tier-Series A, 5.00%, 01/01/43	48,975	54,923,014
Northwest Independent School District, GO, School Building (PSF-GTD), 5.00%, 02/15/45	10,000	11,056,800
Port of Corpus Christi Authority of Nueces County, ARB, Series A, 5.00%, 12/01/43	9,240	10,334,570
San Antonio Water System, Refunding RB, Junior Lien:
Series A, 5.00%, 05/15/43	6,000	6,836,640
System, Series C, 5.00%, 05/15/41	8,765	9,828,370
State of Texas, GO, Transportation Commission Highway Improvement, 5.00%, 04/01/39	20,000	22,008,400
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	48,215	51,204,330
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	33,065	34,400,495
Texas Water Development Board, RB:
Series A, 5.00%, 10/15/42	10,000	11,409,400
State Water Implementation Fund, Series A, 5.00%, 10/15/43	45,050	51,555,220
State Water Implementation Fund, Series B, 4.00%, 10/15/43	25,000	25,796,500
State Water Implementation Revenue, 5.25%, 10/15/46	64,170	73,642,775

		734,798,834

Utah — 2.1%
County of Utah Utah, RB, IHC Health Services, Inc.:
5.00%, 05/15/43	70,000	74,277,700
Series B, 5.00%, 05/15/46	22,500	25,122,825
County of Utah, Utah, RB, IHC Health Services, Inc., Series A, 5.00%, 05/15/41	44,970	50,337,170
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/43	21,280	23,675,915
5.25%, 07/01/48	7,500	8,494,200
Utah State Charter School Finance Authority, Refunding RB, The Freedom Academy Foundation Project(c):
5.25%, 06/15/37	3,795	3,755,115
5.38%, 06/15/48	4,740	4,633,634

		190,296,559

Security	Par (000)	Value

Virginia — 0.3%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.50%, 03/01/46	$1,815	$1,862,390
County of Hanover Virginia EDA, Refunding RB, Covenant Woods:
5.00%, 07/01/38	125	128,306
5.00%, 07/01/48	370	376,660
5.00%, 07/01/51	430	436,841
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 01/01/37	25,515	27,604,679

		30,408,876

Washington — 2.1%
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.25%, 05/01/42	48,500	54,397,115
University of Washington, Refunding RB, Series A, 5.25%, 12/01/46	24,385	28,055,918
Washington Health Care Facilities Authority, RB:
Catholic Health Initiatives, Series A, 5.75%, 01/01/45	21,355	23,356,604
MultiCare Health System, Series B (AGC), 6.00%, 08/15/19(a)	2,000	2,050,620
Swedish Health Services, Series A, 6.75%, 05/15/21(a)	16,000	17,775,200
Washington Health Care Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series D, 6.38%, 10/01/36	10,090	10,123,095
Multicare Health System, Series B, 5.00%, 08/15/37	10,680	12,018,418
Washington State Convention Center Public Facilities District, RB:
5.00%, 07/01/37	9,150	10,361,186
5.00%, 07/01/43	30,970	34,456,912

		192,595,068

West Virginia — 0.1%
West Virginia Parkways Authority, RB, Senior Lien Turnpike Toll Revenue, 5.00%, 06/01/43	5,000	5,717,500

Wisconsin — 0.7%
Public Finance Authority, RB(c):
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31	1,715	1,789,551
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47	1,715	1,796,891
American Preparatory AcAdemy, 5.38%, 07/15/52	6,760	6,775,886
Delray Beach Radiation Therapy, 7.00%, 11/01/46	6,385	6,766,248
Public Finance Authority, Refunding RB:
AMT, National Gypsum Co., 5.25%, 04/01/30	5,900	6,173,465
WhiteStone, Retirement Facilities First Mortgage Revenue, 5.00%, 03/01/37(c)	760	797,544
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Ascension Health Credit Group, Series A, 5.00%, 11/15/36	4,820	5,368,468
Ascension Health Credit Group, Series A, 5.00%, 11/15/39	5,000	5,520,700
Milwaukee Regional Medical Center Thermal Service, 4.00%, 04/01/39	17,000	17,135,830
Milwaukee Regional Medical Center Thermal Service, 5.00%, 04/01/44	9,800	11,030,194

		63,154,777

Total Municipal Bonds — 93.8% (Cost — $8,523,130,387)		8,638,732,578

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

Alabama — 0.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Senior Credit Group, Series C, 5.00%, 11/15/46	$73,875	$81,263,094

California — 1.2%
University of California, RB, Limited Project, Series M, 5.00%, 05/15/42	100,000	113,508,000

Colorado — 0.4%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Sub-System, Series A, AMT, 5.25%, 12/01/43(j)	35,000	39,899,300

Massachusetts — 1.9%
Commonwealth of Massachusetts, GO, Consolidated Loan, Series E, 5.25%, 09/01/43	75,000	88,162,125
Massachusetts School Building Authority, RB, Series B, 5.25%, 02/15/48(j)	72,785	84,311,518

		172,473,643

Nevada — 0.9%
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/43	74,740	85,437,163

New York — 1.0%
Triborough Bridge & Tunnel Authority, Refunding RB, MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	78,250	89,099,362

Texas — 1.0%
Grand Parkway Transportation Corp., RB, Subordinate Tire Tela Supported, Series A, 5.00%, 10/01/43(j)	79,060	89,529,916

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 7.3% (Cost — $674,001,822)		671,210,478

Total Long-Term Investments — 101.1% (Cost — $9,197,132,209)		9,309,943,056

Security	Shares	Value

Short-Term Securities — 0.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.56%(k)(l)	78,019,698	$78,027,500

Total Short-Term Securities — 0.9% (Cost — $78,019,698)		78,027,500

Total Investments — 102.0% (Cost — $9,275,151,907)		9,387,970,556

Other Assets Less Liabilities — 1.2%		113,183,963

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.2)%		(295,150,308)

Net Assets — 100.0%		$9,206,004,211

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	When-issued security.
(e)	Non-income producing security.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement(s), which expires between February 15, 2026 to June 1, 2026, is $98,364,352. See Note 4 of the Notes to Financial Statements for details.

(k)	Annualized 7-day yield as of period end.

(l)

During the period ended December 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/18	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	91,132,514	(13,112,816)	78,019,698	$78,027,500	$1,787,256	$9,049	$(855)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	5,211	03/20/19	$635,823	$(13,629,711)
Long U.S. Treasury Bond	3,881	03/20/19	566,626	(22,506,575)
5-Year U.S. Treasury Note	1,123	03/29/19	128,794	(2,109,967)

				$(38,246,253)

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock National Municipal Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$38,246,253	$—	$38,246,253

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,292,078	$—	$1,292,078

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(35,392,061)	$—	$(35,392,061)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$831,195,770

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$9,309,943,056	$—	$9,309,943,056
Short-Term Securities	78,027,500	—	—	78,027,500

	78,027,500	9,309,943,056		9,387,970,556

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(38,246,253)	$—	$—	$(38,246,253)

(a)	See above Schedule of Investments for values in each state.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end TOB Trust Certificates of $294,359,972 are categorized as Level 2 within the disclosure hierarchy.

During the period ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) December 31, 2018	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 98.7%

Alabama — 1.4%
Bessemer Governmental Utility Services Corp., Refunding RB, (BAM), 5.00%, 06/01/21	$470	$500,160
Black Belt Energy Gas District, RB, Series A:
5.00%, 12/01/20	730	763,135
5.00%, 12/01/21	1,950	2,080,923
Southeast Alabama Gas Supply District, RB, Project No. 2, Series A, 4.00%, 06/01/22	1,760	1,847,542
State of Alabama Docks Department, Refunding RB, Docks Facilities Revenue, Series B:
5.00%, 10/01/19	1,000	1,020,230
5.00%, 10/01/20	1,750	1,833,037

		8,045,027

Arizona — 2.3%
Arizona Health Facilities Authority, RB, Banner Health, Series C (Bank of America NA LOC), VRDN, 1.75%, 01/01/46(a)	1,600	1,600,000
County of Maricopa Industrial Development Authority, RB, Honorhealth, Series A(b):
5.00%, 09/01/21	770	828,928
5.00%, 09/01/22	750	823,740
County of Yavapai Industrial Development Authority, RB, VRDN, Skanon Investments, Inc. (Drake Cement Project), (Citi Bank NA LOC), Series A, 1.78%, 09/01/35(a)	10,000	10,000,000

		13,252,668

California — 1.1%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/21	1,305	1,425,347
California Municipal Finance Authority, Refunding RB:
Biola University, 5.00%, 10/01/20	305	321,031
Community Medical Centers, Series A, 5.00%, 02/01/19	1,000	1,002,470
City of Los Angeles Department of Airports, RB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/20	1,100	1,146,222
Fresno Joint Powers Financing Authority, Refunding RB, Master Lease Project, Series A, 5.00%, 04/01/21	1,250	1,332,725
Palmdale Financing Authority, Refunding RB, (AGM):
4.00%, 11/01/19	325	331,464
4.00%, 11/01/20	340	354,573
Semitropic Improvement District, Refunding RB, Series A, 5.25%, 12/01/19(c)	500	516,250

		6,430,082

Colorado — 0.2%
Adams & Arapahoe Joint School District 28J Aurora, GO, Refunding, Series A, 5.00%, 12/01/20	355	376,243
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series A, 5.00%, 11/15/19	500	513,860

		890,103

Connecticut — 7.7%
State of Connecticut, GO:
Series A, 5.00%, 04/15/20	8,800	9,129,120
Series A, 5.00%, 04/15/21	11,000	11,656,590
Series B, 5.00%, 04/15/21	685	725,888
Series E, 4.00%, 09/15/21	770	803,849
Refunding Series B, 5.00%, 05/15/22	3,875	4,192,324
State of Connecticut Health & Educational Facilities Authority, Refunding RB:
Fairfileld University, Series S, 5.00%, 07/01/21	1,030	1,104,036
Sacred Heart University, Series I-1, 5.00%, 07/01/21	700	750,316
State of Connecticut Special Tax Revenue, RB:
Series B, 5.00%, 10/01/22	3,400	3,724,870
Transportation Infrastructure Purposes, Series A, 5.00%, 01/01/20	1,500	1,544,385

Security	Par (000)	Value

Connecticut (continued)
Transportation Infrastructure Purposes, Series A, 5.00%, 09/01/21	$1,500	$1,606,335
Transportation Infrastructure Purposes, Series A, 5.00%, 08/01/22	900	982,665
University of Connecticut, RB, Series A:
5.00%, 04/15/20	800	831,064
5.00%, 03/15/22	1,550	1,680,851
5.00%, 04/15/22	4,000	4,346,120
University of Connecticut, Refunding RB, Series A, 5.00%, 02/15/22	720	779,486

		43,857,899

District of Columbia — 0.3%
District of Columbia, RB, National Child RESH CTR, VRDN, SunTrust Bank LOC, 1.75%, 04/01/38(a)	1,335	1,335,000
District of Columbia, Refunding RB, The Catholic University of America Issue:
5.00%, 10/01/21	250	268,813
5.00%, 10/01/22	325	356,421

		1,960,234

Florida — 3.1%
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/22	1,550	1,707,836
County of Escambia Health Facilities Authority, Refunding RB, VRDN (TD Bank NA SBPA), Azalea Trace, Inc, Series B (AGC), 1.75%, 11/15/29(a)	1,400	1,400,000
County of Monroe School District, RB, Florida Sales Tax (AGM), 5.00%, 10/01/20	500	526,105
County of Orange Health Facilities Authority, Refunding RB, VRDN, Lakeside Behavioral Healthcare, Inc. Project, (SunTrust Bank LOC), 1.75%, 07/01/27(a)	1,855	1,855,000
Orlando Utilities Commission, Refunding RB, Series A, 5.00%, 10/01/20(a)	5,000	5,249,550
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/21	2,500	2,681,600
State of Sunshine Governmental Financing Commission, RB, VRDN, Miami-Dade County Program, Series A, (MUFG Union Bank NA LOC), 1.72%, 09/01/35(a)	4,000	4,000,000

		17,420,091

Georgia — 2.4%
City of Atlanta Georgia, Refunding, Tax Allocation Bonds, Atlantic Station Project:
5.00%, 12/01/20	2,000	2,102,660
5.00%, 12/01/21	1,150	1,237,595
County of Cobb Kennestone Hospital Authority, Refunding RB, Revenue Anticipation Certificates:
5.00%, 04/01/20	110	114,157
5.00%, 04/01/21	200	212,780
County of Fulton Development Authority, RB, Revenue Anticipation Certificates, Series A, 5.00%, 04/01/21	125	132,988
Municipal Electric Authority of Georgia, RB, VRDN, Project 1 Subordinated Bonds, Series B (Bank of Tokyo-Mitsubishi UFJ LOC), 1.83%, 01/01/48(a)	10,050	10,050,000

		13,850,180

Illinois — 2.9%
Chicago Housing Authority, RB, Series A, 5.00%, 01/01/22	1,400	1,512,574
Chicago Transit Authority, Refunding RB, Section 5337, State of Good Repair Formula Funds:
5.00%, 06/01/20	1,000	1,036,970
5.00%, 06/01/21	2,000	2,120,100
Illinois Finance Authority, Refunding RB:
Southern Illinois Healthcare, 5.00%, 03/01/21	265	279,935
VRDN, Advocate Health Care Network, Sub-Series C-1, (JPMorgan Chase Bank NA SBPA), 1.80%, 11/01/38(a)	1,400	1,400,000

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
VRDN, Northwestern Memorial Hospital, Series A-3 (JPMorgan Chase Bank SBPA), 1.75%, 08/15/42(a)	$6,300	$6,300,000
State of Illinois Sales Tax, Refunding RB, Build Illinois Bonds, 5.00%, 06/15/19	3,715	3,760,100

		16,409,679

Iowa — 5.2%
Iowa Finance Authority, RB, VRDN(a):
CJ BIO America, Inc. Project (Korea Development Bank LOC), 2.07%, 04/01/22	22,500	22,500,000
Mortgage Backed Security Program (Ginnie Mae, Fannie Mae & Federal Home Loan Bank SBPA), 1.70%, 07/01/46	2,000	2,000,000
Iowa Finance Authority, Refunding RB, VRDN, Unity Point Health, (Union Bank NA LOC), 1.69%, 07/01/41(a)	3,700	3,700,000
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Series A:
5.00%, 12/01/20	650	679,504
5.00%, 12/01/21	750	799,267

		29,678,771

Kansas — 2.7%
City of Burlington Kansas, Refunding RB, Environment Improvement Revenue, City Power & Light, VRDN(a):
Series B, 2.00%, 09/01/35	6,000	6,000,000
Series A, 2.00%, 09/01/35	6,000	6,000,000
County of Geary Unified School District No. 475, GO, Refunding Series B:
5.00%, 09/01/20	750	788,580
5.00%, 09/01/21	2,215	2,383,318
County of Johnson Unified School District No. 233 Olathe, GO, Refunding Series B, 3.00%, 09/01/21	500	514,330

		15,686,228

Kentucky — 2.7%
Kentucky Public Energy Authority, RB:
Gas Supply, Series C-1, 4.00%, 12/01/21	1,500	1,560,195
Gas Supply, Series C-1, 4.00%, 06/01/22	1,750	1,827,700
Gas Supply, Series C-1, 4.00%, 12/01/22	2,500	2,621,700
Series A, 4.00%, 04/01/20	785	799,994
Series A, 4.00%, 04/01/21	775	799,854
Kentucky State Property & Building Commission, Refunding RB, Project No.117, Series D:
5.00%, 05/01/20	3,000	3,111,240
5.00%, 05/01/21	4,400	4,672,800

		15,393,483

Louisiana — 1.8%
Louisiana Public Facilities Authority, RB, VRDN, Air Products & Chemicals Project, 1.77%, 08/01/50(a)	5,000	5,000,000
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, 5.00%, 05/15/20	225	233,802
State of Parish Charles Louisiana, Refunding RB, VRDN, Shell Oil Co. Project, Series B, 1.75%, 10/01/22(a)	4,000	4,000,000
State Tammany Parish Wide School District No. 12, GO, Series A, 4.00%, 03/01/21	300	312,492
West Baton Rouge Parish School District No. 3, GO, (AGM):
3.00%, 03/01/21	300	306,117
5.00%, 03/01/21	225	239,053

		10,091,464

Maryland — 0.0%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, LifeBridge Health Issue, 5.00%, 07/01/21	235	252,249

Massachusetts — 0.9%
Massachusetts Development Finance Agency, Refunding RB:
Harvard University, Series B-1, 5.00%, 10/15/20(c)	765	807,756

Security	Par (000)	Value

Massachusetts (continued)
Partners HealthCare System Issue, 5.00%, 07/01/21	$3,485	$3,741,670
Massachusetts State Educational Financing Authority, Refunding RB, Issue K, Senior Series A, AMT, 4.00%, 07/01/20	375	384,424

		4,933,850

Michigan — 1.6%
City of Battle Creek Michigan, Refunding, GOL, Downtown Development Bonds:
5.00%, 05/01/20	360	374,990
5.00%, 05/01/21	565	602,284
Grand Rapids Public Schools, GO, Refunding, (AGM):
5.00%, 05/01/19	220	222,284
5.00%, 05/01/20	475	494,461
Grand Valley State University, Refunding RB, 5.00%, 12/01/20	630	665,986
Karegnondi Water Authority, Refunding RB:
4.00%, 11/01/19	500	508,530
5.00%, 11/01/21	450	484,992
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C:
5.00%, 12/01/20	1,000	1,058,480
5.00%, 12/01/21	1,000	1,082,940
Michigan State Housing Development Authority, Refunding RB, (IND & Comm BK of China BA SBPA), Series D, VRDN, 1.78%, 06/01/30(a)	3,795	3,795,000

		9,289,947

Mississippi — 1.2%
Mississippi Business Finance Corp., RB, VRDN, Chevron USA, Inc. Project, Series F, 1.70%, 12/01/30(a)	6,000	6,000,000
Mississippi Development Bank, RB, Special Obligation, Hinds County Bond Project:
3.00%, 11/01/20	460	466,882
5.00%, 11/01/21	500	538,590

		7,005,472

Nebraska — 1.6%
Central Plains Energy Project, Refunding RB, 5.00%, 08/01/39(a)	9,000	9,220,950

Nevada — 0.9%
County of Clark School District, GO, Refunding Series C:
5.00%, 06/15/20	2,500	2,610,300
5.00%, 06/15/21	2,500	2,668,525

		5,278,825

New Jersey — 21.3%
Belleville Board of Education, GO, (BAM), 3.00%, 09/01/21	1,245	1,276,436
Borough of North Plainfield, GO, Refunding, 3.00%, 12/11/19	5,714	5,752,529
County of Camden Improvement Authority, Refunding RB, Camden County College Project, 4.00%, 01/15/20	1,230	1,257,318
Gloucester County Improvement Authority, Refunding RB, Rowan University Project, Series A, 5.00%, 11/01/20	520	548,714
Hasbrouck Heights Board of Education, GO, Promissory Notes, 2.75%, 07/12/19	5,000	5,014,600
New Jersey Building Authority, Refunding RB, Series A:
5.00%, 06/15/21	2,325	2,457,153
5.00%, 06/15/22	3,005	3,229,113
New Jersey EDA, RB, Series DDD:
5.00%, 06/15/20	1,560	1,618,578
5.00%, 06/15/21	3,000	3,170,520
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/21	2,500	2,646,375
School Facilities Construction, 5.25%, 09/01/19	1,350	1,376,473
School Facilities Construction, 5.00%, 03/01/20	1,700	1,751,646
School Facilities Construction, 5.50%, 09/01/21	2,395	2,541,502
School Facilities Construction, Series II, 5.00%, 03/01/22	1,310	1,400,246

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
School Facilities Construction, Series K (AMBAC), 5.25%, 12/15/20	$700	$738,185
School Facilities Construction, Series NN, 5.00%, 03/01/21	555	583,039
School Facilities Construction, Series NN, 5.00%, 03/01/22	4,505	4,815,349
School Facilities Construction, Series PP, 5.00%, 06/15/19	4,500	4,555,845
School Facilities Construction, Series PP, 5.00%, 06/15/20	4,200	4,357,710
Series A, 5.00%, 06/15/19	475	480,895
Series XX, 5.00%, 06/15/21	2,390	2,525,848
Transit Corp. Projects, Series B, 5.00%, 11/01/19	4,500	4,599,675
New Jersey Educational Facilities Authority, RB, Higher Education Capital Improvement Fund, Series A:
5.00%, 09/01/19	2,840	2,891,063
5.00%, 09/01/20	1,650	1,720,504
New Jersey Educational Facilities Authority, Refunding RB, Ramapo College, Series B, 5.00%, 07/01/21	890	952,184
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 5.00%, 07/01/21	100	107,037
New Jersey Health Care Facilities Financing Authority, Refunding RB, Hospital Asset Transformation Program:
5.00%, 10/01/20	600	626,682
5.00%, 10/01/21	2,500	2,657,150
New Jersey Sports & Exposition Authority, Refunding RB, Series A, 5.00%, 09/01/21	1,235	1,310,693
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/19	1,000	1,012,810
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/20	11,500	11,946,890
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/21	1,320	1,397,616
Transportation Program, Series AA, 5.00%, 06/15/20	500	518,775
Transportation System, Series A, 5.75%, 06/15/20	1,855	1,914,750
Transportation System, Series B, 5.00%, 06/15/21	3,235	3,422,048
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.50%, 12/15/21	4,695	5,081,962
New Jersey Turnpike Authority, Refunding RB, Series B, 5.00%, 01/01/20	3,190	3,289,209
State of Garden Preservation Trust, Refunding RB, Series A, 5.00%, 11/01/21	2,195	2,348,804
State of New Jersey, GO, Refunding Series Q, 5.00%, 08/15/20	1,720	1,803,609
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/21	2,000	2,124,940
Township of Branchburg, GO, Refunding, 3.00%, 10/04/19	4,274	4,305,032
Township of Pennsauken, GO, Series A, 3.00%, 06/18/19	2,600	2,608,996
Township of South Orange Village, GO, 3.00%, 07/10/19	8,198	8,232,109
Township of West Orange, GO, 3.00%, 09/06/19	5,000	5,033,400

		122,004,012

New Mexico — 0.3%
Albuquerque Municipal School District No 12, GO, 5.00%, 08/01/21	1,675	1,805,885

New York — 18.7%
Churchville-Chili Central School District, GO, 3.00%, 06/28/19	4,400	4,420,636
City of New York New York, GO, VRDN(a):
Sub-Series A-3, 1.80%, 10/01/40	7,000	7,000,000
Sub-Series D-3 (JPMorgan Chase Bank NA SBPA), 1.72%, 08/01/38	3,100	3,100,000
City of New York Water & Sewer System, Refunding RB, VRDN, 2nd General Resolution, (BK Tokyo-Mitsubishi UFJ SBPA), Series 2008-BB-1, 1.67%, 06/15/36(a)	1,800	1,800,000
City of Yonkers, GO, Series A (AGM), 4.00%, 11/15/19	600	611,136

Security	Par (000)	Value

New York (continued)
County of Nassau New York, GO, Series C:
5.00%, 10/01/21	$4,500	$4,856,130
Refunding, 4.00%, 12/10/19	10,000	10,182,200
Enlarged City School District of the City of Troy, GO, Refunding, 3.50%, 06/12/19	6,400	6,440,448
Evans-Brant Central School District, GO, Series B, 3.00%, 06/27/19	6,160	6,190,245
Gates Chili Central School District, GO, 3.00%, 06/27/19	4,800	4,822,416
Jamesville-Dewitt Central School District, GO, 3.00%, 09/27/19	7,700	7,753,592
New York City Transitional Finance Authority Future Tax Secured Revenue, RB:
Future Tax Secured, Fiscal 2015, Sub-Series E-1, 5.00%, 02/01/19(d)	1,660	1,664,333
Future Tax Secured, Fiscal 2015, Sub-Series E-1, 5.00%, 02/01/19	3,340	3,348,617
VRDN, (Mizuho Bank LTD SBPA), 1.80%, 02/01/44(a)	2,535	2,535,000
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, VRDN, New York City Recovery, Series 3, Sub-Series 3G (Bank of New York Mellon SBPA), 1.75%, 11/01/22(a)	2,785	2,785,000
New York City Water & Sewer System, Refunding RB, VRDN(a):
2nd General Resolution, Series AA (JPMorgan Chase Bank NA SBPA), 1.72%, 06/15/50	3,255	3,255,000
Series F-1, (Mizuho Bank Ltd. SBPA) 1.80%, 06/15/33	600	600,000
North Shore Central School District, GO, 3.00%, 06/26/19	4,000	4,018,920
Port Authority of New York & New Jersey, Refunding RB, 167th Series, 5.00%, 09/15/19	5,000	5,106,100
Somers Central School District, GO, 3.00%, 09/13/19	4,400	4,431,152
Spackenkill Union Free School District, GO, 3.00%, 06/26/19	5,200	5,220,592
Springs Union Free School District, GO, 3.00%, 06/27/19	4,000	4,018,680
Town of Carmel, GO, Series B, 3.25%, 10/04/19	5,100	5,150,133
Town of Southold, Refunding, GOL, 3.00%, 09/25/19	6,580	6,629,284
TSASC, Inc., Refunding RB, Senior, Series A, 5.00%, 06/01/20	770	799,014

		106,738,628

North Carolina — 1.6%
City of Charlotte North Carolina, COP, Refunding, VRDN, 2003 Governmental Facilities Project (Wells Fargo Bank NA Liquidity Agreement), 1.69%, 06/01/33(a)	6,200	6,200,000
City of Raleigh North Carolina, COP, VRDN, Downtown Improvement Project, Series A (Wells Fargo Bank NA SBPA), 1.68%, 06/01/34(a)	2,800	2,800,000

		9,000,000

Ohio — 0.9%
American Municipal Power Inc, RB, Ohio Electric System Improvement, Jackson Center Project, 3.00%, 08/15/19	745	749,969
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A:
5.00%, 08/01/20	605	631,789
5.00%, 08/01/21	1,840	1,962,673
County of Allen Ohio Hospital Facility, Refunding RB, VRDN, Catholic Healthcare Partners, Series C (Union Bank NA, LOC), 1.71%, 06/01/34(a)	1,100	1,100,000
County of Butler Ohio, Refunding RB, 5.00%, 11/15/21	750	809,535

		5,253,966

Oklahoma — 0.2%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/20	1,000	1,044,730

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania — 5.6%
Boyertown Area School District, Refunding, GOL (BAM), 4.00%, 11/01/21	$910	$957,211
City of Philadelphia PA Water & Wastewater Revenue, RB, Series A, 5.00%, 10/01/22	1,000	1,105,780
City of Philadelphia Pennsylvania Gas Works Co., Refunding RB, VRDN, 8th Series D (Royal Bank of Canada LOC), 1.70%, 08/01/31(a)	1,850	1,850,000
City of Williamsport Pennsylvania, GO, Refunding (AGM), 5.00%, 07/01/21	365	390,776
Commonwealth Financing Authority, RB, Tobacco Master Settlement payment:
5.00%, 06/01/20	635	660,101
5.00%, 06/01/22	1,000	1,087,730
Commonwealth of Pennsylvania, GO, 2nd Series, 1st Series:
5.00%, 06/01/20	2,740	2,857,272
5.00%, 06/01/22	5,000	5,476,550
Commonwealth of Pennsylvania, GO, Refunding, , 5.00%, 01/15/22	1,000	1,085,710
Commonwealth of Pennsylvania, GO, Refunding, 5.00%, 07/01/20	5,160	5,393,800
County of Avon Grove School District Chester, GOL, 4.00%, 11/15/22	425	454,015
County of Bucks Pennsylvania IDA, Refunding RB, Grand View Hospital, VRDN, Series A, (TD Bank LOC), 1.67%, 07/01/34(a)	7,400	7,400,000
County of Centre Hospital Authority, Refunding RB, Mount Nittany Medical Centre Project, Series A, 5.00%, 11/15/21	400	430,940
East Penn School District, Refunding, GOL, 4.00%, 08/01/21	1,030	1,081,232
Philadelphia Municipal Authority, Refunding RB, Juvenile Justice Services Center, 5.00%, 04/01/20	700	725,137
Pittsburgh Public Parking Authority, Refunding RB, System-Series A, 5.00%, 12/01/22	1,010	1,112,222

		32,068,476

South Carolina — 0.3%
Lexington County Health Services District, Inc., Refunding RB, Lexmed Obligated Group:
5.00%, 11/01/20	500	525,025
5.00%, 11/01/21	250	268,725
South Carolina Jobs-Economic Development Authority, RB, VRDN, Brashier Charter LLC Project (SunTrust Bank LOC), 1.75%, 12/01/38(a)	1,070	1,070,000

		1,863,750

Tennessee — 0.3%
Jackson Energy Authority, Refunding RB, 5.00%, 12/01/20	1,000	1,057,120
Shelby County Health Educational & Housing Facilities Board, RB, Methodist Le Bonheur Healthcare, Series A, 5.00%, 05/01/20	690	717,710

		1,774,830

Texas — 4.1%
City of Denton Texas ISD, GO, VRDN, School Building, Series B (Bank of Tokyo-Mitsubishi SBPA) (PSF-GTD), 1.80%, 08/01/35(a)	4,500	4,500,000
City of Houston Texas, GO, Refunding Series A:
5.00%, 03/01/20	2,000	2,073,160
5.00%, 03/01/21	3,500	3,730,125
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB:
Methodist Hospital, Sub-Series C-1, 1.72%, 12/01/24(a)	4,965	4,965,000
Teco Project, 5.00%, 11/15/20	800	844,800
Teco Project, 5.00%, 11/15/21	725	784,863
County of Harris Texas Health Facilities Development Corp., Refunding RB, VRDN, Methodist Hospital System, Series A-1, 1.72%, 12/01/41(a)	200	200,000

Security	Par (000)	Value

Texas (continued)
County of Tarrant Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A, 5.00%, 07/01/22	$1,815	$1,985,665
State of Texas, GO, VRDN, Veterans Bonds, (Federal Home Loan Bank Liq Agreement), 1.72%, 12/01/49(a)	2,995	2,995,000
Texas A&M University, Refunding RB, Financing System, Series E, 5.00%, 05/15/21	1,200	1,286,532

		23,365,145

Utah — 2.0%
Central Utah Water Conservancy District, Refunding RB, Series B:
5.00%, 10/01/20	1,850	1,951,158
5.00%, 10/01/21	1,875	2,030,719
County of Emery Utah, Refunding RB, VRDN, Pacificorp Projects, 1.68%, 11/01/24(a)	7,160	7,160,000

		11,141,877

Virginia — 0.2%
Lynchburg EDA, Refunding RB, Cental Health, Series A:
5.00%, 01/01/20	500	514,795
5.00%, 01/01/21	500	528,780

		1,043,575

Washington — 2.5%
Grant County Public Utility District No. 2, Refunding RB, Electric System Revenue, 2.00%, 12/02/20(a)	9,000	8,974,710
Tobacco Settlement Authority, Refunding RB, 5.00%, 06/01/22	2,500	2,682,750
Washington Health Care Facilities Authority, Refunding RB, MultiCare Health System, Series B, 5.00%, 08/15/21	625	673,550
Washington State Housing Finance Commission, Refunding RB, VRDN, Panorama Project, (Wells Fargo Bank NA LOC), 1.70%, 04/01/43(a)	1,800	1,800,000

		14,131,010

Wisconsin — 0.7%
Public Finance Authority, Refunding RB, Retirement Housing Foundation:
5.00%, 11/15/19	440	449,702
5.00%, 11/15/20	425	443,454
University of Wisconsin Hospitals & Clinics, Refunding RB, VRDN, University of Wisconsin Hospitals & Clinics, (JP Morgan Chase Bank NA SBPA), 1.72%, 04/01/48(a)	3,000	3,000,000
Wisconsin Health & Educational Facilities Authority, Refunding RB, Ascension Health Alliance, 4.00%, 11/15/21	350	369,502

		4,262,658

Total Long-Term Investments — 98.7% (Cost — $564,708,272)		564,445,744

	Shares

Short-Term Securities — 0.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.56% (e)(f)	33,209	33,213

Total Short-Term Securities — 0.0% (Cost — $33,213)		33,213

Total Investments — 98.7% (Cost — $564,741,485)		564,478,957

Other Assets Less Liabilities — 1.3%		7,849,975

Net Assets — 100.0%		$572,328,932

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	When-issued security.

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock Short-Term Municipal Fund

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)	Annualized 7-day yield as of period end.
(f)

During the period ended December 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/18	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	22,770	10,439	33,209	$33,213	$1,456	$2	$—

(a)	Includes net capital gain distributions, if applicable.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$564,445,744	$—	$564,445,744
Short-Term Securities	33,213	—	—	33,213

	$33,213	$564,445,744	$—	$564,478,957

(a)	See above Schedule of Investments for values in each state or political subdivision.

During the period ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) December 31, 2018	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds — 1.8%

New York — 1.8%

Automobiles — 0.2%
General Motors Co., 5.95%, 04/01/49	$2,889	$2,605,052

Consumer Finance — 0.1%
Capital One Financial Corp., 3.80%, 01/31/28	1,690	1,561,836

Containers & Packaging — 0.3%
Westrock Co., 4.90%, 03/15/29(a)	3,080	3,165,717

Education — 0.5%
American Museum of Natural History, 4.37%, 07/15/45	1,000	1,005,872
New York Public Library Astor Lenox & Tilden Foundations, 4.31%, 07/01/45	1,000	996,642
Rensselaer Polytechnic Institute, Series 2018, 5.25%, 09/01/48	3,100	3,165,531

		5,168,045

Health Care Providers & Services — 0.6%
Montefiore Obligated Group, Series 18-C, 5.25%, 11/01/48	3,038	2,941,310
Northwell Healthcare, Inc., 3.98%, 11/01/46	4,000	3,643,852

		6,585,162

Pharmaceuticals — 0.1%
AbbVie, Inc., 4.88%, 11/14/48	1,255	1,170,909

Total Corporate Bonds — 1.8% (Cost — $21,145,846)		20,256,721

Municipal Bonds — 88.0%

New York — 86.7%

Corporate — 2.9%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	280	295,403
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT:
5.00%, 07/01/22	500	543,325
5.00%, 07/01/28	1,520	1,617,022
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 03/01/24	750	858,315
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.50%, 10/01/37	780	996,824
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	11,865	14,377,295
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/26	2,870	2,994,615
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(a)	10,410	10,049,294
Southold Local Development Corp., RB, Peconic Landing Inc., Project, 4.00%, 12/01/45	1,900	1,674,242

		33,406,335

County/City/Special District/School District — 13.1%
City of New York, GO, Future Tax Secured Subordinate, Sub-Series E-1, 5.00%, 03/01/41	2,695	3,068,257
City of New York, GO, Refunding:
Series A, 5.00%, 08/01/30	2,250	2,575,980
Series B, 5.00%, 08/01/31	1,250	1,425,413
Series C, 5.00%, 08/01/34	500	560,480
City of New York, GO:
Series A-1, 5.00%, 08/01/35	400	425,116
Series B-1, 5.00%, 12/01/37	4,765	5,406,464
Series B-1, 5.00%, 10/01/39	8,045	9,148,130

Security	Par (000)	Value

County/City/Special District/School District (continued)
Series D, Sub-Series D-1, 5.00%, 12/01/42	$7,500	$8,604,300
Series E-1, 5.00%, 03/01/44	2,140	2,430,954
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	690	765,424
Sub-Series F-1, 5.00%, 04/01/39	3,000	3,431,640
Sub-Series I-1, 5.38%, 04/01/19(b)	705	711,458
Sub-Series I-1, 5.38%, 04/01/36	100	100,832
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(c)	5,000	1,064,650
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/35	3,500	3,947,545
5.00%, 11/15/40	8,435	9,402,494
5.00%, 11/15/45	8,490	9,430,607
City of New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/42(c)	5,000	1,926,700
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/45(c)	1,500	497,925
(AMBAC), 5.00%, 01/01/39	1,850	1,874,142
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	1,455	1,459,860
Queens Baseball Stadium (AGC), 6.50%, 01/01/46	700	702,436
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/46	790	801,052
Yankee Stadium Project (NPFGC), 4.75%, 03/01/46	250	250,163
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	1,000	1,005,450
City of Poughkeepsie New York, GO, Refunding Bond Anticipation Notes, Series A, 4.00%, 05/03/19	1,820	1,825,806
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	521,460
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	60	64,951
5.75%, 02/15/47	40	42,868
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/36	2,000	2,283,100
5.00%, 02/15/39	2,500	2,826,975
5.00%, 02/15/42	19,995	22,503,573
Monroe County Industrial Development Agency, RB, Rochesters Schools Modernization Project:
5.00%, 05/01/33	2,885	3,407,964
5.00%, 05/01/34	2,375	2,788,440
Nassau County, GOL, Series B:
5.00%, 04/01/35	3,600	4,077,288
General Improvement Bonds (AGM), 5.00%, 07/01/37	1,145	1,305,552
General Improvement Bonds (AGM), 5.00%, 07/01/45	4,960	5,552,373
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 07/15/47	9,305	9,619,044
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	1,200	1,243,632
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	12,015	12,327,270
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	400	419,528
4 World Trade Center Project, 5.00%, 11/15/31	860	922,548

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
4 World Trade Center Project, 5.00%, 11/15/44	$1,500	$1,594,935
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	425	441,286
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	3,085	3,301,999
7 World Trade Center Project, Class 3, 5.00%, 03/15/44	1,720	1,836,616
World Trade Center Project, 5.75%, 11/15/51	1,250	1,369,300

		151,293,980

Education — 8.9%
Amherst Development Corp., Refunding RB:
Daemen College Project, 5.00%, 10/01/43	1,280	1,350,630
Daemen College Project, 5.00%, 10/01/48	975	1,024,832
University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(b)	305	319,887
Build NYC Resource Corp., RB, Inwood Academy for Leadership Charter School Project, Series A(a):
5.13%, 05/01/38	140	140,350
5.50%, 05/01/48	2,025	2,066,290
Build NYC Resource Corp., Refunding RB:
City University Queens College, Series A, 5.00%, 06/01/43	325	358,771
Manhattan College Project, 5.00%, 08/01/47	1,860	2,065,139
The Chapin School Ltd. Project, 5.00%, 11/01/47	2,900	3,612,356
City of New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 01/01/39	500	500,000
City of New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	885	991,651
Carnegie Hall, 4.75%, 12/01/39	1,550	1,581,759
City of New York Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A, 5.00%, 12/01/39	1,325	1,358,257
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
5.00%, 08/01/28	2,690	3,078,678
Series A, 5.13%, 09/01/40	7,730	8,046,312
Series B, 4.00%, 08/01/35	1,000	1,035,530
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 06/01/19(b)	1,000	1,017,430
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Series A:
Buffalo State College Foundation Housing Corp. Project, 5.38%, 10/01/41	620	662,154
The Charter School for Applied Technologies Project, 5.00%, 06/01/35	600	640,092
County of Cattaraugus New York, RB, St. Bonaventure University Project:
5.00%, 05/01/34	130	140,316
5.00%, 05/01/39	165	176,514
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	2,475	2,378,995
County of Dutchess New York Local Development Corp., RB, Marist College Project:
5.00%, 07/01/43	900	1,023,057
5.00%, 07/01/48	1,355	1,534,361
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project, 5.00%, 07/01/42	1,980	2,243,261

Security	Par (000)	Value

Education (continued)
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project:
Series A, 5.00%, 07/01/23(b)	$240	$272,237
Series A, 5.00%, 07/01/32	300	350,823
Series A, 5.00%, 07/01/33	350	407,277
Series A, 5.00%, 07/01/34	350	405,559
Series A, 5.00%, 07/01/35	800	924,384
Series A, 5.00%, 07/01/36	1,000	1,150,610
Series A, 5.00%, 07/01/37	500	573,285
Series C, 5.05%, 07/01/28	1,000	1,112,130
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 03/01/20(b)	1,000	1,032,670
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 07/01/37	360	375,689
5.00%, 07/01/42	220	228,345
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 09/01/41	500	533,305
County of St. Lawrence New York Industrial Development Agency, Refunding RB, St. Lawrence University Project, Series B, 4.43%, 07/01/56	1,500	1,482,240
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(b)	450	482,382
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 07/01/39	1,000	1,091,610
5.00%, 07/01/44	2,000	2,171,680
Dutchess County Local Development Corp., Refunding RB, Culinary Institute of America Project:
5.00%, 07/01/30	200	224,102
5.00%, 07/01/31	200	223,114
5.00%, 07/01/32	440	488,690
5.00%, 07/01/35	155	170,746
5.00%, 07/01/36	100	109,744
5.00%, 07/01/41	215	232,710
5.00%, 07/01/46	300	323,490
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 07/01/41	500	557,085
State of New York Dormitory Authority, RB:
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/40	2,500	2,755,825
New School (AGM), 5.50%, 07/01/20(b)	1,000	1,054,770
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	500	645,100
New York University, Series 1 (AMBAC) (BHAC), 5.50%, 07/01/31	230	280,220
State University Dormitory Facilities, Series A, 5.00%, 07/01/19(b)	750	762,210
State University Dormitory Facilities, Series A, 5.25%, 07/01/19(b)	5	5,089
State University Of New York Dormitory Facilities, Series A, 5.00%, 07/01/43	4,940	5,628,389
Touro College & University System Obligation Group, Series A, 4.13%, 01/01/30	600	602,196
Touro College & University System, Series A, 5.50%, 01/01/44	2,000	2,146,660
Touro College and University System, 5.00%, 01/01/42	5,000	5,266,400
University of Rochester, Series A, 5.75%, 07/01/19(b)	865	882,265
University of Rochester, Series A, 5.75%, 07/01/39	135	137,587

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 07/01/33	$470	$534,597
Barnard College, Series A, 5.00%, 07/01/43	1,000	1,115,970
Bid Group 4, Series C, 4.00%, 03/15/44	4,690	4,820,804
Brooklyn Law School, 5.75%, 07/01/33	475	482,301
Columbia University, Series B, 5.00%, 10/01/38	2,415	2,829,969
Culinary Institute of America, 5.00%, 07/01/42	300	316,701
Fordham University, 5.00%, 07/01/44	850	925,633
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	800	892,776
New York University, Series A, 5.00%, 07/01/42	1,000	1,085,950
Pratt Institute, Series A, 5.00%, 07/01/44	1,000	1,091,610
Skidmore College, Series A, 5.25%, 07/01/29	135	145,248
St. John’s University, Series A, 5.00%, 07/01/37	350	390,810
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	2,095	2,357,462
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	2,095	2,353,649
State University Dormitory Facilities, Series A, 5.00%, 07/01/36	1,850	2,119,656
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	895	965,687
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	2,000	2,253,240
State University of New York Dormitory Facilities, Series A, 5.00%, 07/01/38	1,655	1,885,608
Teachers College, 5.50%, 03/01/19(b)	850	855,261
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/34	465	518,917
Adelphi University Project, 5.00%, 10/01/35	265	295,279
Hofstra University Project, 5.00%, 07/01/47	2,065	2,306,997

		102,981,365

Health — 5.2%
Build NYC Resource Corp., Refunding RB, New York Methodist Hospital Project, 5.00%, 07/01/30	600	661,968
City of New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 02/15/30	1,000	1,029,240
City of New York Industrial Development Agency, Refunding RB, Special Needs FAS Pool, Series A-1 (ACA), 4.38%, 07/01/20	225	223,040
Counties of Buffalo & Erie New York Industrial Land Development Corp., RB, Catholic Health System Obligation, 5.25%, 07/01/35	500	548,005
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc.:
Series A, 5.00%, 07/01/34	750	825,465
Series B, 4.00%, 07/01/41	12,950	13,075,356
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 07/01/40	300	318,129
County of Erie New York Industrial Development Agency, RB, Episcopal Church Home, Series A, 6.00%, 02/01/28	25	25,063
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project:
5.00%, 12/01/27	395	395,134
5.00%, 12/01/32	580	580,017
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, 5.00%, 12/01/46	4,800	5,245,104

Security	Par (000)	Value

Health (continued)
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	$1,050	$1,123,059
County of Nassau New York Industrial Development Agency, Refunding RB, Special Needs Facility Pooled Program (ACA), 4.90%, 07/01/21	210	208,446
County of Orange New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series G-1 (ACA), 4.90%, 07/01/21	625	620,231
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	305	330,382
County of Sullivan New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series H-1 (ACA), 4.90%, 07/01/21	235	233,207
County of Tompkins New York Development Corp., Refunding RB, Kendal at Ithaca, Inc. Project, Series A:
4.25%, 07/01/44	1,595	1,565,748
5.00%, 07/01/44	1,145	1,199,823
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,645	3,828,963
Series B, 6.00%, 11/01/20(b)	325	349,303
Series B, 6.00%, 11/01/30	50	53,208
County of Westchester New York Local Development Corp., Refunding RB:
Kendal On Hudson Project, 5.00%, 01/01/28	930	987,279
Kendal On Hudson Project, 5.00%, 01/01/34	875	915,224
Westchester Medical Center Obligation, 5.00%, 11/01/46	1,610	1,708,242
New York State Dormitory Authority, RB, Montefiore Obligated Group, Series B (AGM), 4.95%, 08/01/48	5,600	5,707,576
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 03/15/19(b)	250	251,698
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 07/01/19(b)	700	714,651
New York University Hospitals Center, Series A, 5.75%, 07/01/20(b)	1,055	1,116,654
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 05/01/19(b)	1,675	1,696,222
North Shore-Long Island Jewish Obligated Group, Series A, 5.75%, 05/01/19(b)	1,725	1,748,253
Orange Regional Medical Center, 5.00%, 12/01/40(a)	1,300	1,394,094
Orange Regional Medical Center, 5.00%, 12/01/45(a)	1,700	1,815,056
State of New York Dormitory Authority, Refunding RB:
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	2,200	2,480,302
Miriam Osborn Memorial Home Association, 5.00%, 07/01/29	290	293,741
Mount Sinai Hospital, Series A, 5.00%, 07/01/26	1,635	1,704,896
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	2,500	2,682,700
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/43	1,570	1,709,997
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 05/01/33	1,000	1,010,310

		60,375,786

Housing — 4.9%
City of New York Housing Development Corp., RB:
M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 07/01/32	2,020	2,209,779

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 07/01/33	$400	$432,004
M/F Housing, Taxable, Series I, 5.63%, 11/01/24	3,250	3,281,298
Series C-2A, 2.35%, 07/01/22	12,000	12,019,920
City of New York Housing Development Corp., Refunding RB:
M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	770	797,273
Series D, 4.10%, 11/01/38	5,000	4,960,100
City of New York Housing Development Corp., RB:
M/F Housing, Sustainable Neighbourhood, Series G, 2.00%, 11/01/57(d)	8,000	7,956,160
Sustainable Neighborhood Bonds, 4.15%, 11/01/46	2,805	2,841,521
City of Yonkers New York Industrial Development Agency, RB, Series A, AMT (SONYMA):
Monastery Manor Associates LP Project, 5.25%, 04/01/37	585	586,527
Sacred Heart Association Project, 5.00%, 10/01/37	1,640	1,642,739
New York City Housing Development Corp., RB, M/F Housing, Sustainable Neighborhood Bonds:
Series A, 4.38%, 11/01/33	5,000	5,092,500
Series L, 2.75%, 05/01/50(d)	6,500	6,514,300
State of New York HFA, RB, M/F Housing, Series A, AMT:
Division Street (SONYMA), 5.10%, 02/15/38	875	875,849
Highland Avenue Senior Apartments (SONYMA), 5.00%, 02/15/39	1,920	1,926,758
Kensico Terrace Apartments (SONYMA), 4.90%, 02/15/38	645	645,522
Watergate II, 4.75%, 02/15/34	580	580,476
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 213, 4.10%, 10/01/38	4,300	4,424,055

		56,786,781

State — 15.6%
City of New York Transitional Finance Authority, BARB, Build America Bonds, Series S-3, Fiscal 2014, Sub-Series B-1, Future Tax Secured, Subordinate:
Fiscal 2011, Sub-Series S-1B, 6.83%, 07/15/40	1,500	1,968,540
5.25%, 07/15/36	2,080	2,463,614
City of New York Transitional Finance Authority Building Aid Revenue, RB:
Series S-1, 5.00%, 07/15/37	2,430	2,718,101
5.25%, 07/15/45	5,000	5,809,650
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Series 4-A:
5.25%, 07/15/35	9,165	10,905,525
5.25%, 07/15/36	5,000	5,922,150
City of New York Transitional Finance Authority Future Tax Secured, RB:
Sub-Series A-1, 5.00%, 11/01/38	1,000	1,097,240
5.00%, 11/01/36	680	753,896
Fiscal 2015, Sub-Series E-1, 5.00%, 02/01/41	3,000	3,299,520
Fiscal 2016, 5.00%, 11/01/38	5,000	5,596,650
Bonds, SubSeries A-1, 5.00%, 08/01/40	13,360	15,341,822
Fiscal 2017, Series A, Sub-Series E-1, 5.00%, 02/01/36	3,500	3,993,360
Sub-Series E-1, 5.00%, 02/01/39	5,000	5,589,350
Sub-Series C-3, 4.00%, 05/01/42	5,090	5,225,496
Future Tax Secured Subordinate Bond, Series C-3, 5.00%, 05/01/41	5,000	5,716,300
Series A-2, 5.00%, 08/01/38	490	559,247

Security	Par (000)	Value

State (continued)
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB:
5.51%, 08/01/37	$3,000	$3,522,660
Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	650	694,454
New York City Transitional Finance Authority Building Aid Revenue, RB:
Series S-1, 5.00%, 07/15/38	2,250	2,582,482
Series S-1, 5.00%, 07/15/43	6,865	7,592,141
Series S-3, 5.00%, 07/15/37	3,015	3,473,913
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, Sub-Series S-3A, 5.00%, 07/15/37	7,000	8,065,470
New York State Urban Development Corp., Refunding RB, Personal Income Tax, Series C, 5.00%, 03/15/39	5,000	5,694,800
State of New York, GO, Series A, 5.00%, 02/15/39	750	752,700
State of New York Dormitory Authority, RB:
Bid Group 3, Series A, 5.00%, 03/15/39	1,630	1,870,555
Income Tax, Series A, 5.00%, 02/15/36	9,000	10,223,820
Personal Income Tax, Series G, 5.00%, 08/15/32	1,975	2,110,663
Series A, 3.74%, 12/01/23	4,000	4,160,640
Series A, 5.00%, 03/15/36	5,000	5,693,850
Series A, 5.00%, 02/15/38	5,000	5,643,550
Series A, 5.00%, 02/15/42	4,390	4,920,224
Series B, 5.00%, 03/15/37	1,500	1,688,550
State of New York Dormitory Authority, Refunding RB:
Group 3, Series E, 5.00%, 03/15/40	5,645	6,501,572
Group 3, Series E, 5.00%, 03/15/41	3,615	4,153,780
Series A, 5.25%, 03/15/39	7,250	8,540,210
State of New York State Dormitory Authority, RB, Series C, 5.00%, 10/01/42	1,695	1,856,652
State of New York Thruway Authority, Refunding RB, Series A-1, 5.00%, 04/01/19(b)	1,000	1,008,250
State of New York Urban Development Corp., RB, State Personal Income Tax:
General Purpose, Series A, 5.00%, 03/15/38	5,000	5,675,250
Series C, 5.00%, 03/15/32	4,000	4,409,640
State of New York Urban Development Corp., Refunding RB:
Clarkson Center Advance Materials, 5.50%, 01/01/20	375	381,930
University Facilities Grants, 5.50%, 01/01/19	945	945,000

		179,123,217

Tobacco — 4.1%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(a)	3,600	3,687,012
5.00%, 06/01/42	3,775	3,570,735
5.00%, 06/01/45	895	838,919
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	3,655	3,160,515
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	3,615	3,723,088
Tobacco Settlement Pass-Through, Series B, 5.00%, 06/01/45	5,000	5,255,250
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	750	730,838
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	1,750	1,843,398
5.25%, 05/15/40	1,080	1,129,172
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	4,595	4,432,015

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
TSASC, Inc., Refunding RB, Tobacco Settlement Bonds, Series B:
5.00%, 06/01/45	$4,375	$4,226,119
Subordinate, 5.00%, 06/01/48	6,715	6,454,861
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 06/01/42	5,945	5,509,172
5.13%, 06/01/51	2,175	2,203,819

		46,764,913

Transportation — 23.7%
Buffalo & Fort Erie Public Bridge Authority, RB:
5.00%, 01/01/47	320	355,341
Toll Bridge System, 5.00%, 01/01/42	955	1,065,427
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	9,985	10,608,164
Metropolitan Transportation Authority, RB:
Green Bonds, Series A, 5.00%, 11/15/35	2,500	2,885,450
Green Bonds, Series A, 5.00%, 11/15/42	5,000	5,659,800
Series A-1, 5.25%, 11/15/23(b)	540	624,515
Series B, 5.25%, 11/15/39	5,795	6,427,582
Series B, 5.25%, 11/15/44	2,125	2,359,196
Series E, 5.00%, 11/15/38	2,350	2,528,177
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Sub-Series B-1, 5.00%, 11/15/36	13,500	15,368,940
Green Bonds, Series A-1, 5.25%, 11/15/56	1,560	1,716,718
Green Bonds, Series A-1, 5.25%, 11/15/57	5,410	5,996,119
Series A, 5.25%, 11/15/35	10,000	11,711,000
Series B, 5.00%, 11/15/35	1,750	1,963,605
Series B, 5.00%, 11/15/37	350	389,890
Series D, 5.00%, 11/15/30	1,000	1,076,640
Series D, 5.00%, 11/15/35	2,500	2,837,800
Series F, 5.00%, 11/15/30	1,000	1,076,640
Series F, 5.00%, 11/15/35	1,500	1,657,425
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/46	19,870	20,249,716
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project:
Series A, AMT, 4.00%, 07/01/31	4,850	4,977,555
Series A, AMT, 5.00%, 07/01/34	250	268,210
Series A, AMT, 5.00%, 07/01/41	750	790,448
Series A, AMT, 5.00%, 07/01/46	17,145	18,026,253
Series A, AMT, 5.25%, 01/01/50	9,975	10,599,734
Series B, 3.02%, 07/01/24	4,150	4,039,776
Series B, 3.22%, 07/01/25	1,000	975,050
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	6,130	6,346,941
Niagara Falls Bridge Commission, RB, Toll Bridge System (AGM), 4.16%, 10/01/33	1,650	1,688,511
Port Authority of New York & New Jersey, ARB:
192nd Series, 4.81%, 10/15/65	2,000	2,171,760
Consolidated, 169th Series, 5.00%, 10/15/41	1,000	1,065,390
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	2,000	2,127,080
Port Authority of New York & New Jersey, RB:
Taxable Consolidated 164th Series, 5.65%, 11/01/40	1,745	2,125,201
AMT, 5.00%, 10/15/29	4,000	4,529,520
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
178th Series, AMT, 5.00%, 12/01/43	285	308,270
186th Series, AMT, 5.00%, 10/15/44	1,000	1,081,130
193rd Series, AMT, 5.00%, 10/15/34	3,445	3,831,357
195th Series, AMT, 5.00%, 04/01/36	4,430	4,956,816

Security	Par (000)	Value

Transportation (continued)
197th Series, AMT, 5.00%, 11/15/41	$1,250	$1,381,537
202th Series, AMT, 5.00%, 04/15/37	5,000	5,596,050
206th Series, AMT, 5.00%, 11/15/37	1,525	1,717,836
211th Series, 5.00%, 09/01/48	4,760	5,441,489
Port Authority of New York & New Jersey, Refunding RB, AMT:
178th Series, 5.00%, 12/01/32	1,000	1,100,750
Consolidated, 197th Series, 5.00%, 11/15/36	3,000	3,361,740
State of New York Thruway Authority, RB, Junior Lien, Series A:
5.00%, 01/01/41	7,440	8,238,907
5.25%, 01/01/56	13,935	15,418,102
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 01/01/42	280	299,071
General, Series J, 5.00%, 01/01/41	5,750	6,260,255
General, Series K, 5.00%, 01/01/29	5,000	5,676,950
General, Series K, 5.00%, 01/01/31	2,500	2,816,275
General, Series K, 5.00%, 01/01/32	1,500	1,688,880
Series L, 5.00%, 01/01/33	2,065	2,399,055
Series L, 5.00%, 01/01/34	910	1,052,542
Series L, 5.00%, 01/01/35	1,050	1,210,891
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.00%, 11/15/41	3,775	4,254,614
General, Series A, 5.00%, 11/15/50	1,000	1,114,480
General, Series B, 5.00%, 11/15/37	10,070	11,534,077
MTA Bridge and Tunnels, Series C, 5.00%, 11/15/37	6,000	7,006,920
MTA Bridges & Tunnels, Series A, 5.00%, 11/15/43	16,095	18,423,142

		272,460,710

Utilities — 8.3%
City of New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	2,455	2,809,477
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	1,000	1,114,620
City of New York Municipal Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2013, Series BB, 5.00%, 06/15/47	2,000	2,194,820
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series EE:
5.00%, 06/15/37	2,735	3,127,390
5.25%, 06/15/37	1,075	1,253,461
City of New York Water & Sewer System, Refunding RB:
2nd General Resolution, Series FF-2, 5.50%, 06/15/40	800	812,976
2nd Generation Resolution, Fiscal 2018, Series FF, 5.00%, 06/15/40	10,500	12,039,825
Series EE, 5.00%, 06/15/40	8,355	9,524,199
Long Island Power Authority, RB:
5.00%, 09/01/38	4,200	4,790,100
5.00%, 09/01/39	8,000	9,095,600
General, 5.00%, 09/01/36	1,000	1,138,430
General, Electric Systems, Series A (AGM), 5.00%, 05/01/21(b)	500	536,540
General, Electric Systems, Series C (CIFG), 5.25%, 09/01/29	3,000	3,596,580
Long Island Power Authority, Refunding RB, Electric System:
Series A, 5.50%, 04/01/19(b)	875	883,173
Series A, 5.75%, 04/01/19(b)	300	302,985
Series A, 6.00%, 05/01/19(b)	2,450	2,484,619
Series B, 5.00%, 09/01/46	2,000	2,217,000

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
New York City Water & Sewer System, Refunding RB, Series DD-2, Block 5, 5.00%, 06/15/40	$4,850	$5,528,709
State of New York Environmental Facilities Corp., RB, Series D, 3.26%, 01/15/30	500	493,330
State of New York Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	1,000	1,065,680
Upper Mohawk Valley Regional Water Finance Authority, Refunding RB:
5.00%, 04/01/28	100	116,109
5.00%, 04/01/29	375	433,530
4.00%, 04/01/32	100	106,531
Utility Debt Securitization Authority, Refunding RB, Restructuring:
5.00%, 12/15/37	5,000	5,659,900
Bonds, 5.00%, 12/15/33	10,000	11,455,300
Series TE, 5.00%, 12/15/41	11,725	12,852,593

		95,633,477

Puerto Rico — 1.3%

State — 0.3%
Commonwealth of Puerto Rico, GO, Refunding, Series A(e)(f):
Public Improvement, 5.50%, 07/01/39	800	428,000
8.00%, 07/01/35	2,030	1,091,125
Commonwealth of Puerto Rico, GO, , 6.00%, 07/01/38(e)(f)	885	482,325
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Refunding RB, Series C(e)(f):
First Subordinate, 5.75%, 08/01/57	540	418,500
Senior Lien, 5.00%, 08/01/40	905	701,375

		3,121,325

Utilities — 1.0%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.75%, 07/01/37	1,325	1,242,187
6.00%, 07/01/44	2,695	2,573,725
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	5,355	5,114,025
Puerto Rico Electric Power Authority, RB(e)(f):
Series A, 5.00%, 07/01/29	1,280	793,600
Series A, 7.00%, 07/01/33	415	264,563
Series A, 5.00%, 07/01/42	1,260	781,200
Series A, 7.00%, 07/01/43	410	261,375
Series TT, 5.00%, 07/01/25	210	130,200
Series XX, 5.25%, 07/01/40	875	542,500
Puerto Rico Electric Power Authority, Refunding RB, Series ZZ, 5.25%, 07/01/21(e)(f)	110	68,200

		11,771,575

Total Municipal Bonds in Puerto Rico		14,892,900

Total Municipal Bonds — 88.0% (Cost — $999,313,617)		1,013,719,464

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

New York — 14.8%

County/City/Special District/School District — 1.6%
City of New York, GO:
Sub-Series G-1, 5.00%, 04/01/29	750	810,589
Sub-Series I-1, 5.00%, 03/01/36	1,500	1,669,335

Security	Par (000)	Value

County/City/Special District/School District (continued)
City of New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	$1,650	$1,764,763
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012:
5.75%, 02/15/47(b)	1,393	1,499,954
5.75%, 02/15/47	857	922,727
New York Ny, 5.00%, 04/01/39	10,000	11,435,548

		18,102,916

Education — 0.1%
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A, 5.25%, 07/01/29	1,350	1,373,733

State — 6.0%
City of New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	2,100	2,102,110
City of New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series F-1, 5.00%, 05/01/38	3,448	3,922,838
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	1,440	1,542,758
State of New York Dormitory Authority, RB:
Bid Group 2, Series A, 5.00%, 03/15/32	5,000	5,908,775
General Purpose, Series C, 5.00%, 03/15/41	1,000	1,054,105
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	15,393	17,448,161
State Personal Income Tax, Series A, 5.00%, 02/15/34	10,000	11,432,980
State of New York Dormitory Authority, Refunding RB, Bid Group 4, Series C, 5.00%, 03/15/39	9,000	10,327,725
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A:
4.00%, 03/15/37	8,740	9,032,528
5.00%, 03/15/45	6,004	6,673,260

		69,445,240

Transportation — 4.3%
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.00%, 11/15/39	4,260	4,638,501
Metropolitan Transportation Authority, Refunding RB, Green Bonds, Sub-Series B-1, 5.00%, 11/15/51	10,000	11,170,282
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	7,017,774
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	1,950	2,199,496
Consolidated, Series 169th, 5.00%, 10/15/26	1,500	1,607,648
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	1,560	1,672,550
Triborough Bridge & Tunnel Authority, Refunding RB:
Series A, 5.00%, 11/15/41	10,000	11,270,500
Series B, 5.00%, 11/15/38	9,000	10,271,970

		49,848,721

Utilities — 2.8%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	2,790	2,972,159
Fiscal 2012, Series BB, 5.00%, 06/15/44	3,751	4,012,601
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2018, 5.00%, 06/15/38(h)	7,504	8,549,910
Utility Debt Securitization Authority, Refunding RB, Restructuring:
5.00%, 12/15/41	7,800	8,984,326

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Series A, 5.00%, 12/15/34	$5,000	$5,748,175
Series B, 4.00%, 12/15/35	1,300	1,374,997

		31,642,168

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.8% (Cost — $169,581,860)		170,412,778

Total Long-Term Investments — 104.6% (Cost — $1,190,041,323)		1,204,388,963

	Shares

Short-Term Securities — 1.9%
BlackRock Liquidity Funds New York Money Fund Portfolio, 1.51%(i)(j)	22,090,058	$22,090,058

Total Short-Term Securities — 1.9% (Cost — $22,090,058)		22,090,058

Total Investments — 106.5% (Cost — $1,212,131,381)		1,226,479,021

Other Assets Less Liabilities — 1.3%		15,899,968

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.8)%		(90,396,119)

Net Assets — 100.0%		$1,151,982,870

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Non-income producing security.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires between February 15, 2019 to June 15, 2025 is $5,134,282.83. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)

During the period ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/18	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	—	22,090,058	22,090,058	$22,090,058	$90,897	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class	37,673,273	(37,673,273)	—	—	176,664	2,471	(2,941)

				$22,090,058	$267,561	$2,471	$(2,941)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	1,673	03/20/19	$204,132	$(3,775,684)
Long U.S. Treasury Bond	1,954	03/20/19	285,284	(12,286,494)
5-Year U.S. Treasury Note	156	03/29/19	17,891	(292,776)

				$(16,354,954)

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock New York Municipal Opportunities Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period ended, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$16,354,954	$—	$16,354,954

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$4,149,718	$—	$4,149,718

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(13,500,597)	$—	$(13,500,597)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$373,270,758

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,204,388,963	$—	$1,204,388,963
Short-Term Securities	22,090,058	—	—	22,090,058

	$22,090,058	$1,204,388,963	$—	$1,226,479,021

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(16,354,954)	$—	$—	$(16,354,954)

(a)	See above Schedule of Investments for values in each sector or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end TOB Trust Certificates of $90,104,063 are categorized as Level 2 within the disclosure hierarchy.

During the period ended December 31, 2018, there were no transfers between levels.

See notes to financial statements

SCHEDULES OF INVESTMENTS	51

Statements of Assets and Liabilities  (unaudited)

December 31, 2018

	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

ASSETS
Investments at value — unaffiliated(a)	$947,768,519	$9,309,943,056	$564,445,744	$1,204,388,963
Investments at value — affiliated(b)	23,050,660	78,027,500	33,213	22,090,058
Cash pledged for futures contracts	2,508,473	50,387,338	—	21,606,169
Receivables:
Interest — unaffiliated	10,753,942	107,621,461	3,813,065	13,784,386
Capital shares sold	8,197,612	69,792,708	10,981,690	11,235,335
Investments sold	195,000	55,281	—	515,000
Dividends — unaffiliated	37,443	209,861	—	—
Dividends — affiliated	—	—	358	17,613
Receivable from Manager	—	—	—	16,303
Offering costs	2,742	—	—	2,742
Prepaid expenses	67,768	238,788	71,124	53,499
Other assets	1,062	—	—	—

Total assets	992,583,221	9,616,275,993	579,345,194	1,273,710,068

LIABILITIES
Bank overdraft	16,090	—	—	15
Payables:
Investments purchased	—	6,756,335	3,495,464	28,185
Capital shares redeemed	3,241,620	58,719,595	2,829,980	13,087,667
Income dividend distributions	1,327,337	5,647,124	311,668	791,672
Other accrued expenses	324,807	1,897,363	221,279	429,320
Investment advisory fees	332,816	2,776,837	102,834	390,773
Interest expense and fees	266,835	790,336	—	292,056
Service and distribution fees	98,523	779,671	38,112	179,278
Offering costs	5,918	—	—	238
Directors’ and Officer’s fees	5,675	31,418	4,599	5,846
Variation margin on futures contracts	1,923,402	38,228,885	—	16,348,655
Board realignment and consolidation	12,188	263,036	11,117	16,303
Other affiliates	2,098	21,210	1,209	1,804
Recoupment of past waived fees	—	—	—	51,323

Total accrued liabilities	7,557,309	115,911,810	7,016,262	31,623,135

OTHER LIABILITIES
TOB Trust Certificates	69,213,624	294,359,972	—	90,104,063
Loan for TOB Trust Certificates	86,056	—	—	—

Total other liabilities	69,299,680	294,359,972	—	90,104,063

Total liabilities	76,856,989	410,271,782	7,016,262	121,727,198

NET ASSETS	$915,726,232	$9,206,004,211	$572,328,932	$1,151,982,870

NET ASSETS CONSIST OF
Paid-in capital	$900,101,355	$9,134,283,379	$573,729,025	$1,156,972,017
Accumulated earnings (loss)	15,624,877	71,720,832	(1,400,093)	(4,989,147)

NET ASSETS	$915,726,232	$9,206,004,211	$572,328,932	$1,151,982,870

(a) Investments at cost — unaffiliated	$924,036,618	$9,197,132,209	$564,708,272	$1,190,041,323
(b) Investments at cost — affiliated	$23,049,184	$78,019,698	$33,213	$22,090,058

See notes to financial statements.

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

December 31, 2018

	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

Institutional
Net assets	$598,861,991	$3,340,520,672	$401,405,915	$533,123,454

Shares outstanding, $0.10 par value	63,252,458	312,967,567	39,795,582	48,364,109

Net asset value	$9.47	$10.67	$10.09	$11.02

Shares authorized	100 million	800 Million	150 million	Unlimited

Service
Net assets	$—	$2,735,393	$—	$—

Shares outstanding, $0.10 par value	—	256,459	—	—

Net asset value	$—	$10.67	$—	$—

Shares authorized	—	375 Million	—	—

Investor A
Net assets	$234,889,423	$2,539,320,364	$127,027,961	$412,926,411

Shares outstanding, $0.10 par value	24,867,387	237,737,479	12,586,324	37,436,988

Net asset value	$9.45	$10.68	$10.09	$11.03

Shares authorized	100 million	800 Million	150 Million	Unlimited

Investor A1
Net assets	$—	$—	$16,210,081	$102,129,151

Shares outstanding	—	—	1,605,880	9,259,922

Net asset value	$—	$—	$10.09	$11.03

Shares authorized	—	—	150 Million	Unlimited

Investor C
Net assets	$58,980,508	$284,476,080	$19,442,562	$100,340,370

Shares outstanding, $0.10 par value	6,226,582	26,630,134	1,978,733	9,100,654

Net asset value	$9.47	$10.68	$9.83	$11.03

Shares authorized	100 million	375 Million	150 Million	Unlimited

Investor C1
Net assets	$—	$952,633	$—	$43,353

Shares outstanding, $0.10 par value	—	89,213	—	3,932

Net asset value	$—	$10.68	$—	$11.03

Shares authorized	—	375 Million	—	Unlimited

Class K
Net assets	$22,994,310	$3,037,999,069	$8,242,413	$3,420,131

Shares outstanding, $0.10 par value	2,428,442	284,506,044	817,209	310,242

Net asset value	$9.47	$10.68	$10.09	$11.02

Shares authorized	2 Billion	550 million	150 million	Unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Operations  (unaudited)

Six Months Ended December 31, 2018

	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

INVESTMENT INCOME
Interest — unaffiliated	$20,891,226	$164,091,684	$4,455,283	$20,038,785
Dividends — affiliated	299,095	1,787,256	1,456	267,561

Total investment income	21,190,321	165,878,940	4,456,739	20,306,346

EXPENSES
Investment advisory	2,095,608	17,868,283	699,563	2,603,462
Service and distribution — class specific	590,213	4,876,513	177,259	1,047,431
Transfer agent — class specific	162,375	2,650,253	178,160	268,591
Accounting services	80,806	518,219	49,009	91,970
Registration	58,103	254,801	72,077	42,003
Professional	49,736	111,250	39,035	60,094
Offering cost	20,190	—	—	20,190
Directors and Officer	11,546	59,302	9,300	12,524
Custodian	10,278	65,329	7,777	12,212
Printing	9,472	38,845	8,253	24,155
Board realignment and consolidation	8,180	173,046	7,344	10,948
Miscellaneous	26,262	82,966	31,484	29,705
Recoupment of past waived and/or reimbursed fees — class specific	—	—	—	49,807

Total expenses excluding interest expense and fees	3,122,769	26,698,807	1,279,261	4,273,092
Interest expense and fees(a)	717,752	1,557,139	—	836,538

Total expenses	3,840,521	28,255,946	1,279,261	5,109,630
Less:
Fees waived and/or reimbursed by the Manager	(177,162)	(1,392,153)	(176,427)	(397,245)
Transfer agent fees waived and/or — reimbursed	(3,091)	(1,115,463)	(64,859)	(48,911)

Total expenses after fees waived and/or reimbursed	3,660,268	25,748,330	1,037,975	4,663,474

Net investment income	17,530,053	140,130,610	3,418,764	15,642,872

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,764)	(7,119,113)	(268,055)	(3,429,147)
Investments — affiliated	1,104	2,284	2	2,471
Futures contracts	536,120	1,292,078	—	4,149,718
Capital gain distributions from investment companies — affiliated	1,062	6,764	—	—

	527,522	(5,817,987)	(268,053)	723,042

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(10,274,157)	(61,322,092)	615,128	(1,572,931)
Investments — affiliated	(1,147)	(855)	—	(2,941)
Futures contracts	(1,425,313)	(35,392,061)	—	(13,500,597)

	(11,700,617)	(96,715,008)	615,128	(15,076,469)

Net realized and unrealized gain (loss)	(11,173,095)	(102,532,995)	347,075	(14,353,427)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,356,958	$37,597,615	$3,765,839	$1,289,445

(a)	Related to TOB Trusts.

See notes to financial statements.

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock High Yield Municipal Fund
	Six Months Ended 12/31/18 (unaudited)	Year Ended 06/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,530,053	$32,540,061
Net realized gain	527,522	4,002,800
Net change in unrealized appreciation (depreciation)	(11,700,617)	(593,896)

Net increase in net assets resulting from operations	6,356,958	35,948,965

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Class K	(320,986)	(139,812)
Institutional	(11,898,955)	(22,269,205)
Investor A	(4,454,885)	(8,349,393)
Investor C	(912,187)	(1,953,705)

Decrease in net assets resulting from distributions to shareholders	(17,587,013)	(32,712,115)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	84,970,676	57,975,788

NET ASSETS(b)
Total increase in net assets	73,740,621	61,212,638
Beginning of period	841,985,611	780,772,973

End of period	$915,726,232	$841,985,611

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets  (continued)

	BlackRock National Municipal Fund
	Six Months Ended 12/31/18 (unaudited)	Year Ended 06/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$140,130,610	$249,064,464
Net realized gain (loss)	(5,817,987)	40,972,546
Net change in unrealized appreciation (depreciation)	(96,715,008)	(112,160,435)

Net increase in net assets resulting from operations	37,597,615	177,876,575

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(50,101,561)	(102,169,525)
Service	(37,875)	(79,545)
Investor A	(37,809,172)	(70,549,749)
Investor B	—	(7,152)
Investor C	(3,290,417)	(7,327,250)
Investor C1	(81,025)	(252,996)
Class K	(49,363,816)	(69,394,304)

Decrease in net assets resulting from distributions to shareholders	(140,683,866)	(249,780,521)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	197,545,831	1,369,051,416

NET ASSETS(b)
Total increase in net assets	94,459,580	1,297,147,470
Beginning of period	9,111,544,631	7,814,397,161

End of period	$9,206,004,211	$9,111,544,631

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock Short-Term Municipal Fund
	Six Months Ended 12/31/18 (unaudited)	Year Ended 06/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,418,764	$4,699,665
Net realized loss	(268,053)	(703,032)
Net change in unrealized appreciation (depreciation)	615,128	(1,245,104)

Net increase in net assets resulting from operations	3,765,839	2,751,529

DISTRIBUTIONS(a)(b)
Class K	(50,908)	(47,113)
Institutional	(2,562,598)	(3,917,346)
Investor A	(401,914)	(542,423)
Investor A1	(109,420)	(184,330)
Investor C	(32,110)	(26,247)

Decrease in net assets resulting from distributions to shareholders	(3,156,950)	(4,717,459)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	108,799,591	(5,554,353)

NET ASSETS(b)
Total increase (decrease) in net assets	109,408,480	(7,520,283)
Beginning of period	462,920,452	470,440,735

End of period	$572,328,932	$462,920,452

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets  (continued)

	BlackRock New York Municipal Opportunities Fund
	Six Months Ended 12/31/18 (unaudited)	Year Ended 06/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,642,872	$23,773,493
Net realized gain	723,042	16,246,419
Net change in unrealized appreciation (depreciation)	(15,076,469)	(9,613,944)

Net increase in net assets resulting from operations	1,289,445	30,405,968

DISTRIBUTIONS(a)(b)
Institutional	(14,072,720)	(10,312,712)
Investor A	(10,525,238)	(8,484,778)
Investor A1	(2,799,279)	(3,200,212)
Investor C	(2,209,330)	(1,801,015)
Investor C1	(6,820)	(18,602)
Class K	(92,336)	(17,062)

Decrease in net assets resulting from distributions to shareholders	(29,705,723)	(23,834,381)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	152,446,616	293,293,175

NET ASSETS(b)
Total increase in net assets	124,030,338	299,864,762
Beginning of period	1,027,952,532	728,087,770

End of period	$1,151,982,870	$1,027,952,532

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund

	Institutional
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$9.59		$9.54		$9.99		$9.28		$9.12	$8.86

Net investment income(a)	0.21		0.40		0.41		0.40		0.41	0.44
Net realized and unrealized gain (loss)	(0.14)		0.05		(0.46)		0.72		0.16	0.26

Net increase (decrease) from investment operations	0.07		0.45		(0.05)		1.12		0.57	0.70

Distributions from net investment income(b)	(0.19)		(0.40)		(0.40)		(0.41)		(0.41)	(0.44)

Net asset value, end of period	$9.47		$9.59		$9.54		$9.99		$9.28	$9.12

Total Return(c)
Based on net asset value	0.80	%(d)	4.78%		(0.38)%		12.32%		6.27%	8.31%

Ratios to Average Net Assets
Total expenses	0.72	%(e)	0.70	%(f)	0.71	%(f)	0.71	%(f)	0.70%	0.76	%(f)

Total expenses after fees waived and paid indirectly	0.68	%(e)	0.68	%(f)	0.66	%(f)	0.71	%(f)	0.70%	0.76	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(g)	0.52	%(e)	0.54	%(f)	0.57	%(f)	0.65	%(f)	0.66%	0.69	%(f)

Net investment income	4.07	%(e)	4.14	%(f)	4.24	%(f)	4.23	%(f)	4.37%	5.02	%(f)

Supplemental Data
Net assets, end of period (000)	$598,862		$549,217		$516,247		$554,336		$327,422	$242,949

Borrowings outstanding, end of year (000)	$69,214		$61,022		$60,043		$46,657		$26,216	$28,976

Portfolio turnover rate	9%		25%		36%		19%		41%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)

	Investor A
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$9.56		$9.52		$9.97		$9.26		$9.10	$8.84

Net investment income(a)	0.20		0.37		0.38		0.38		0.38	0.41
Net realized and unrealized gain (loss)	(0.13)		0.04		(0.45)		0.71		0.16	0.26

Net increase (decrease) from investment operations	0.07		0.41		(0.07)		1.09		0.54	0.67

Distributions from net investment income(b)	(0.18)		(0.37)		(0.38)		(0.38)		(0.38)	(0.41)

Net asset value, end of period	$9.45		$9.56		$9.52		$9.97		$9.26	$9.10

Total Return(c)
Based on net asset value	0.77	%(d)	4.40%		(0.63)%		12.05%		6.00%	8.05%

Ratios to Average Net Assets
Total expenses	0.99	%(e)	0.96	%(f)	0.94	%(f)	0.96	%(f)	0.97%	1.01	%(f)

Total expenses after fees waived and paid indirectly	0.95	%(e)	0.94	%(f)	0.91	%(f)	0.96	%(f)	0.97%	1.01	%(f)

Total expenses after fees waived and paid indirectly and excluding interest expense and fees(g)	0.79	%(e)	0.80	%(f)	0.82	%(f)	0.90	%(f)	0.93%	0.94	%(f)

Net investment income	3.80	%(e)	3.88	%(f)	4.00	%(f)	3.99	%(f)	4.11%	4.80	%(f)

Supplemental Data
Net assets, end of period (000)	$234,889		$220,992		$201,212		$228,140		$156,348	$161,218

Borrowings outstanding, end of year (000)	$69,214		$61,022		$60,043		$46,657		$26,216	$28,976

Portfolio turnover rate	9%		25%		36%		19%		41%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See notes to financial statements.

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)

	Investor C
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$9.59		$9.55		$9.99		$9.28		$9.12	$8.87

Net investment income(a)	0.14		0.30		0.31		0.31		0.31	0.35
Net realized and unrealized gain (loss)	(0.11)		0.04		(0.44)		0.71		0.16	0.25

Net increase (decrease) from investment operations	0.03		0.34		(0.13)		1.02		0.47	0.60

Distributions from net investment income(b)	(0.15)		(0.30)		(0.31)		(0.31)		(0.31)	(0.35)

Net asset value, end of period	$9.47		$9.59		$9.55		$9.99		$9.28	$9.12

Total Return(c)
Based on net asset value	0.28	%(d)	3.62%		(1.26)%		11.20%		5.20%	7.11%

Ratios to Average Net Assets
Total expenses	1.75	%(e)(f)	1.73	%(f)	1.70	%(f)	1.72	%(f)	1.72%	1.78	%(f)

Total expenses after fees waived and paid indirectly	1.70	%(e)(f)	1.69	%(f)	1.66	%(f)	1.72	%(f)	1.72%	1.78	%(f)

Total expenses after fees waived and paid indirectly and excluding interest expense and fees(g)	1.54	%(e)(f)	1.56	%(f)	1.57	%(f)	1.66	%(f)	1.68%	1.70	%(f)

Net investment income	3.04	%(e)(f)	3.13	%(f)	3.25	%(f)	3.23	%(f)	3.36%	4.08	%(f)

Supplemental Data
Net assets, end of period (000)	$58,981		$60,065		$63,314		$71,527		$54,239	$51,858

Borrowings outstanding, end of year (000)	$69,214		$61,022		$60,043		$46,657		$26,216	$28,976

Portfolio turnover rate	9%		25%		36%		19%		41%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)

	Class K
	Six Months Ended 12/31/18 (unaudited)		Period from 01/25/18 (a) to 06/30/18

Net asset value, beginning of period	$9.59		$9.62

Net investment income(b)	0.39		0.18
Net realized and unrealized gain (loss)	(0.31)		(0.04)

Net increase (decrease) from investment operations	0.08		0.14

Distributions from net investment income(c)	(0.20)		(0.17)

Net asset value, end of period	$9.47		$9.59

Total Return(d)
Based on net asset value	0.81	%(e)	1.50	%(e)

Ratios to Average Net Assets
Total expenses(g)	0.70	%(f)(g)	0.67	%(h)

Total expenses after fees waived and paid indirectly	0.65	%(f)g)	0.62%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(i)	0.49	%(f)(g)	0.49%

Net investment income	4.12	%(f)(g)	4.48%

Supplemental Data
Net assets, end of period (000)	$22,994		$11,712

Borrowings outstanding, end of period (000)	$69,214		$61,022

Portfolio turnover rate	9%		25%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.68%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund

	Institutional
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018		2017		2016	2015		2014

Net asset value, beginning of period	$10.79		$10.88		$11.22		$10.86	$10.88		$10.56

Net investment income(a)	0.17		0.33		0.34		0.34	0.38		0.42
Net realized and unrealized gain (loss)	(0.12)		(0.09)		(0.34)		0.36	(0.02)		0.32

Net increase from investment operations	0.05		0.24		0.00		0.70	0.36		0.74

Distributions from net investment income(b)	(0.17)		(0.33)		(0.34)		(0.34)	(0.38)		(0.42)

Net asset value, end of period	$10.67		$10.79		$10.88		$11.22	$10.86		$10.88

Total Return(c)
Based on net asset value	0.46	%(d)	2.23%		0.09%		6.68%	3.33%		7.19%

Ratios to Average Net Assets
Total expenses	0.52	%(e)(f)	0.52	%(f)	0.57	%(f)	0.60%	0.64%		0.68%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.47	%(e)(f)	0.44	%(f)	0.49	%(f)	0.58%	0.59%		0.63%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees, and reorganization costs	0.43	%(e)(f)	0.44	%(f)	0.48	%(f)	0.57%	0.55	%(g)	0.57	%(g)

Net investment income	3.12	%(e)(f)	3.04	%(f)	3.15	%(f)	3.10%	3.47%		3.98%

Supplemental Data
Net assets, end of period (000)	$3,340,521		$3,028,849		$3,225,595		$3,326,972	$2,088,580		$1,796,660

Borrowings outstanding, end of period (000)	$294,360		$—		$—		$—	$275,550		$286,095

Portfolio turnover rate	58%		51%		83%		83%	28%		35%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Service
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018		2017		2016	2015		2014

Net asset value, beginning of period	$10.78		$10.87		$11.21		$10.85	$10.86		$10.55

Net investment income(a)	0.17		0.31		0.33		0.34	0.38		0.43
Net realized and unrealized gain (loss)	(0.13)		(0.10)		(0.35)		0.34	(0.03)		0.27

Net increase (decrease) from investment operations	0.04		0.21		(0.02)		0.68	0.35		0.70

Distributions from net investment income(b)	(0.15)		(0.30)		(0.32)		(0.32)	(0.36)		(0.39)

Net asset value, end of period	$10.67		$10.78		$10.87		$11.21	$10.85		$10.86

Total Return(c)
Based on net asset value	0.43	%(d)	1.99%		(0.14)%		6.47%	3.23%		6.85%

Ratios to Average Net Assets
Total expenses	0.74	%(e)(f)	0.71	%(f)	0.76	%(f)	0.80%	0.82%		0.90%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.71	%(e)(f)	0.67	%(f)	0.71	%(f)	0.78%	0.77%		0.85%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees, and reorganization costs	0.68	%(e)(f)	0.67	%(f)	0.71	%(f)	0.77%	0.74	%(g)	0.79	%(g)

Net investment income	3.10	%(e)(f)	2.90	%(f)	3.04	%(f)	3.06%	3.52%		4.04%

Supplemental Data
Net assets, end of period (000)	$2,735		$2,407		$3,150		$2,505	$1,739		$1,089

Borrowings outstanding, end of period (000)	$294,360		$—		$—		$—	$275,550		$286,095

Portfolio turnover rate	58%		51%		83%		83%	28%		35%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Investor A
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018		2017		2016	2015		2014

Net asset value, beginning of period	$10.80		$10.88		$11.23		$10.87	$10.88		$10.57

Net investment income(a)	0.15		0.30		0.32		0.33	0.36		0.40
Net realized and unrealized gain (loss)	(0.12)		(0.08)		(0.35)		0.36	(0.01)		0.31

Net increase (decrease) from investment operations	0.03		0.22		(0.03)		0.69	0.35		0.71

Distributions from net investment income(b)	(0.15)		(0.30)		(0.32)		(0.33)	(0.36)		(0.40)

Net asset value, end of period	$10.68		$10.80		$10.88		$11.23	$10.87		$10.88

Total Return(c)
Based on net asset value	0.33	%(d)	2.07%		(0.22)%		6.42%	3.26%		6.93%

Ratios to Average Net Assets
Total expenses	0.80	%(e)(f)	0.77	%(f)	0.81	%(f)	0.85%	0.90%		0.90%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.72	%(e)(f)	0.69	%(f)	0.70	%(f)	0.74%	0.75%		0.78%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees, and reorganization costs	0.68	%(e)(f)	0.69	%(f)	0.70	%(f)	0.72%	0.72	%(g)	0.72	%(g)

Net investment income	2.86	%(e)(f)	2.79	%(f)	2.93	%(f)	2.97%	3.30%		3.81%

Supplemental Data
Net assets, end of period (000)	$2,539,320		$2,730,622		$2,342,752		$2,669,101	$2,388,743		$1,990,729

Borrowings outstanding, end of period (000)	$294,360		$—		$—		$—	$275,550		$286,095

Portfolio turnover rate	58%		51%		83%		83%	28%		35%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Investor C
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018		2017		2016	2015		2014

Net asset value, beginning of period	$10.80		$10.88		$11.23		$10.87	$10.88		$10.57

Net investment income(a)	0.11		0.22		0.24		0.24	0.28		0.32
Net realized and unrealized gain (loss)	(0.12)		(0.08)		(0.35)		0.36	(0.01)		0.31

Net increase (decrease) from investment operations	(0.01)		0.14		(0.11)		0.60	0.27		0.63

Distributions from net investment income(b)	(0.11)		(0.22)		(0.24)		(0.24)	(0.28)		(0.32)

Net asset value, end of period	$10.68		$10.80		$10.88		$11.23	$10.87		$10.88

Total Return(c)
Based on net asset value	(0.05	)%(d)	1.31%		(0.96)%		5.63%	2.49%		6.13%

Ratios to Average Net Assets
Total expenses	1.50	%(e)(f)	1.47	%(f)	1.51	%(f)	1.54%	1.59%		1.62%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.46	%(e)(f)	1.43	%(f)	1.45	%(f)	1.49%	1.50%		1.53%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees, and reorganization costs	1.43	%(e)(f)	1.43	%(f)	1.44	%(f)	1.47%	1.47	%(g)	1.47	%(g)

Net investment income	2.11	%(e)(f)	2.04	%(f)	2.19	%(f)	2.22%	2.55%		3.08%

Supplemental Data
Net assets, end of period (000)	$284,476		$327,384		$382,703		$467,928	$397,945		$389,612

Borrowings outstanding, end of period (000)	$294,360		$—		$—		$—	$275,550		$286,095

Portfolio turnover rate	58%		51%		83%		83%	28%		35%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Investor C1
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018		2017		2016	2015		2014

Net asset value, beginning of period	$10.79		$10.88		$11.22		$10.87	$10.88		$10.56

Net investment income(a)	0.13		0.25		0.26		0.27	0.30		0.34
Net realized and unrealized gain (loss)	(0.12)		(0.10)		(0.34)		0.35	(0.01)		0.32

Net increase (decrease) from investment operations	0.01		0.15		(0.08)		0.62	0.29		0.66

Distributions from net investment income(b)	(0.12)		(0.24)		(0.26)		(0.27)	(0.30)		(0.34)

Net asset value, end of period	$10.68		$10.79		$10.88		$11.22	$10.87		$10.88

Total Return(c)
Based on net asset value	0.15	%(d)	1.42%		(0.68)%		5.83%	2.68%		6.43%

Ratios to Average Net Assets
Total expenses	1.31	%(e)(f)	1.28	%(f)	1.31	%(f)	1.34%	1.39%		1.42%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.27	%(e)(f)	1.24	%(f)	1.25	%(f)	1.30%	1.31%		1.34%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees, and reorganization costs	1.23	%(e)(f)	1.24	%(f)	1.25	%(f)	1.28%	1.28	%(g)	1.28	%(g)

Net investment income	2.38	%(e)(f)	2.24	%(f)	2.40	%(f)	2.42%	2.74%		3.27%

Supplemental Data
Net assets, end of period (000)	$953		$9,788		$12,072		$61,362	$64,049		$71,147

Borrowings outstanding, end of period (000)	$294,360		$—		$—		$—	$275,550		$286,095

Portfolio turnover rate	58%		51%		83%		83%	28%		35%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Class K
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018		2017		2016	2015		2014

Net asset value, beginning of period	$10.79		$10.88		$11.22		$10.87	$10.88		$10.56

Net investment income(a)	0.17		0.33		0.35		0.36	0.39		0.43
Net realized and unrealized gain (loss)	(0.11)		(0.09)		(0.34)		0.35	(0.01)		0.32

Net increase from investment operations	0.06		0.24		0.01		0.71	0.38		0.75

Distributions from net investment income(b)	(0.17)		(0.33)		(0.35)		(0.36)	(0.39)		(0.43)

Net asset value, end of period	$10.68		$10.79		$10.88		$11.22	$10.87		$10.88

Total Return(c)
Based on net asset value	0.58	%(d)	2.28%		0.15%		6.70%	3.53%		7.30%

Ratios to Average Net Assets
Total expenses	0.45	%(e)(f)	0.44	%(f)	0.48	%(f)	0.53%	0.58%		0.61%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.42	%(e)(f)	0.39	%(f)	0.41	%(f)	0.48%	0.49%		0.52%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees, and reorganization costs	0.38	%(e)(f)	0.39	%(f)	0.40	%(f)	0.46%	0.46	%(g)	0.46	%(g)

Net investment income	3.16	%(e)(f)	3.09	%(f)	3.24	%(f)	3.24%	3.56%		4.09%

Supplemental Data
Net assets, end of period (000)	$3,037,999		$3,012,495		$1,847,397		$332,000	$341,071		$366,179

Borrowings outstanding, end of period (000)	$294,360		$—		$—		$—	$275,550		$286,095

Portfolio turnover rate	58%		51%		83%		83%	28%		35%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund

	Institutional
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018	2017		2016		2015	2014

Net asset value, beginning of period	$10.08		$10.12	$10.18		$10.11		$10.16	$10.12

Net investment income(a)	0.08		0.11	0.07		0.05		0.04	0.05
Net realized and unrealized gain (loss)	—		(0.04)	(0.06)		0.07		(0.05)	0.04

Net increase (decrease) from investment operations	0.08		0.07	0.01		0.12		(0.01)	0.09

Distributions(b)
From net investment income	(0.07)		(0.11)	(0.07)		(0.05)		(0.04)	(0.05)
From net realized gain	—		—	(0.00	)(c)	(0.00	)(c)	—	—

Total distributions	(0.07)		(0.11)	(0.07)		(0.05)		(0.04)	(0.05)

Net asset value, end of period	$10.09		$10.08	$10.12		$10.18		$10.11	$10.16

Total Return(d)
Based on net asset value	0.80	%(e)	0.71%	0.10%		1.15%		(0.11)%	0.90%

Ratios to Average Net Assets
Total expenses	0.47	%(f)	0.49%	0.52%		0.52%		0.51%	0.51%

Total expenses after fees waived and paid indirectly	0.36	%(f)	0.36%	0.37%		0.40%		0.40%	0.40%

Net investment income	1.42	%(f)	1.12%	0.66%		0.48%		0.42%	0.54%

Supplemental Data
Net assets, end of period (000)	$401,219		$360,543	$357,427		$454,165		$492,702	$619,700

Portfolio turnover rate	68%		153%	88%		67%		72%	56%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Investor A
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018	2017		2016		2015	2014

Net asset value, beginning of period	$10.08		$10.13	$10.18		$10.12		$10.16	$10.12

Net investment income(a)	0.06		0.09	0.04		0.02		0.01	0.03
Net realized and unrealized gain (loss)	0.01		(0.05)	(0.05)		0.06		(0.04)	0.03

Net increase (decrease) from investment operations	0.07		0.04	(0.01)		0.08		(0.03)	0.06

Distributions(b)
From net investment income	(0.06)		(0.09)	(0.04)		(0.02)		(0.01)	(0.02)
From net realized gain	—		—	(0.00	)(c)	(0.00	)(c)	—	—

Total distributions	(0.06)		(0.09)	(0.04)		(0.02)		(0.01)	(0.02)

Net asset value, end of period	$10.09		$10.08	$10.13		$10.18		$10.12	$10.16

Total Return(d)
Based on net asset value	0.68	%(e)	0.37%	(0.06)%		0.76%		(0.29)%	0.64%

Ratios to Average Net Assets
Total expenses	0.67	%(f)	0.68%	0.72%		0.71%		0.70%	0.67%

Total expenses after fees waived and paid indirectly	0.60	%(f)	0.60%	0.63%		0.69%		0.69%	0.67%

Net investment income	1.13	%(f)	0.85%	0.40%		0.19%		0.13%	0.26%

Supplemental Data
Net assets, end of period (000)	$126,969		$61,444	$67,193		$78,879		$100,980	$137,629

Portfolio turnover rate	68%		153%	88%		67%		72%	56%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Investor A1
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018	2017		2016		2015	2014

Net asset value, beginning of period	$10.08		$10.13	$10.19		$10.12		$10.17	$10.12

Net investment income(a)	0.07		0.10	0.06		0.04		0.03	0.04
Net realized and unrealized gain (loss)	0.01		(0.05)	(0.06)		0.06		(0.05)	0.05

Net increase (decrease) from investment operations	0.08		0.05	0.00		0.10		(0.02)	0.09

Distributions(b)
From net investment income	(0.07)		(0.10)	(0.06)		(0.03)		(0.03)	(0.04)
From net realized gain	—		—	(0.00	)(c)	(0.00	)(c)	—	—

Total dividends and distributions	(0.07)		(0.10)	(0.06)		(0.03)		(0.03)	(0.04)

Net asset value, end of period	$10.09		$10.08	$10.13		$10.19		$10.12	$10.17

Total Return(d)
Based on net asset value	0.75	%(e)	0.51%	(0.01)%		1.03%		(0.23)%	0.88%

Ratios to Average Net Assets
Total expenses	0.55	%(f)	0.55%	0.56%		0.55%		0.55%	0.54%

Total expenses after fees waived and paid indirectly	0.46	%(f)	0.46%	0.48%		0.52%		0.52%	0.52%

Net investment income	1.25	%(f)	0.98%	0.54%		0.36%		0.30%	0.42%

Supplemental Data
Net assets, end of period (000)	$16,203		$17,389	$19,724		$25,203		$33,292	$37,280

Portfolio turnover rate	68%		153%	88%		67%		72%	56%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Investor C
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018	2017		2016		2015	2014

Net asset value, beginning of period	$9.82		$9.86	$9.96		$9.95		$10.07	$10.08

Net investment income (loss)(a)	0.02		—	(0.04)		(0.06)		(0.07)	(0.06)
Net realized and unrealized gain (loss)	0.01		(0.03)	(0.06)		0.07		(0.05)	0.05

Net increase (decrease) from investment operations	0.03		(0.03)	(0.10)		0.01		(0.12)	(0.01)

Distributions(b)
From net investment income	(0.02)		(0.01)	—		—		—	—
From net realized gain	—		—	(0.00	)(c)	(0.00	)(c)	—	—

Total distributions	(0.02)		(0.01)	—		—		—	—

Net asset value, end of period	$9.83		$9.82	$9.86		$9.96		$9.95	$10.07

Total Return(d)
Based on net asset value	0.30	%(e)	(0.26)%	(0.96)%		0.11%		(1.19)%	(0.10)%

Ratios to Average Net Assets
Total expenses	1.46	%(f)	1.46%	1.48%		1.48%		1.47%	1.45%

Total expenses after fees waived and paid indirectly	1.36	%(f)	1.36%	1.39%		1.48%		1.47%	1.45%

Net investment income (loss)	0.21	%(f)	0.01%	(0.41)%		(0.60)%		(0.70)%	(0.55)%

Supplemental Data
Net assets, end of period (000)	$19,433		$16,825	$22,859		$31,251		$31,121	$38,520

Portfolio turnover rate	68%		153%	88%		67%		72%	56%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

72	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Class K
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018	2017		2016		2015	2014

Net asset value, beginning of period	$10.08		$10.12	$10.18		$10.11		$10.15	$10.11

Net investment income(a)	0.05		0.08	0.00	(b)	0.05		0.02	0.04
Net realized and unrealized gain (loss)	0.03		—	0.01		0.06		(0.02)	0.05

Net increase (decrease) from investment operations	0.08		0.08	0.01		0.11		—	0.09

Distributions(c)
From net investment income	(0.07)		(0.12)	(0.07)		(0.04)		(0.04)	(0.05)
From net realized gain	—		—	(0.00	)(d)	(0.00	)(d)	—	—

Total distributions	(0.07)		(0.12)	(0.07)		(0.04)		(0.04)	(0.05)

Net asset value, end of period	$10.09		$10.08	$10.12		$10.18		$10.11	$10.15

Total Return(e)
Based on net asset value	0.83	%(f)	0.76%	0.13%		1.13%		(0.01)%	0.91%

Ratios to Average Net Assets
Total expenses	0.39	%(g)	0.38%	0.43%		0.42%		0.41%	0.39%

Total expenses after fees waived and paid indirectly	0.31	%(g)	0.31%	0.34%		0.42%		0.40%	0.39%

Net investment income	0.94	%(g)	0.75%	0.02%		0.45%		0.21%	0.35%

Supplemental Data
Net assets, end of period (000)	$8,239		$6,719	$3,238		$3,279		$6,732	$8,814

Portfolio turnover rate	68%		153%	88%		67%		72%	56%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund

	Institutional
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018		2017		2016	2015	2014

Net asset value, beginning of period	$11.31		$11.21		$11.58		$10.90	$10.79	$10.46

Net investment income(a)	0.25		0.33		0.35		0.36	0.41	0.43
Net realized and unrealized gain (loss)	(0.23)		0.10		(0.37)		0.69	0.11	0.33

Net increase (decrease) from investment operations	0.02		0.43		(0.02)		1.05	0.52	0.76

Distributions from net investment income(b)	(0.31)		(0.33)		(0.35)		(0.37)	(0.41)	(0.43)

Net asset value, end of period	$11.02		$11.31		$11.21		$11.58	$10.90	$10.79

Total Return(c)
Based on net asset value	0.15	%(d)	3.93%		(0.09)%		9.80%	4.86%	7.52%

Ratios to Average Net Assets
Total expenses	0.72	%(e)(f)	0.74	%(e)	0.75	%(e)	0.76%	0.78%	0.80%

Total expenses after fees waived and paid indirectly	0.65	%(e)(f)	0.63	%(e)	0.63	%(e)	0.70%	0.69%	0.79%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(g)	0.50	%(e)(f)	0.50	%(e)	0.52	%(e)	0.65%	0.65%	0.74%

Net investment income	3.00	%(e)(f)	2.96	%(e)	3.17	%(e)	3.26%	3.73%	4.16%

Supplemental Data
Net assets, end of period (000)	$533,124		$455,378		$266,540		$186,378	$79,506	$34,777

Borrowings outstanding, end of year (000)	$90,104		$67,389		$60,785		$49,774	$18,711	$18,711

Portfolio turnover rate	57%		43%		34%		20%	22%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

74	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor A
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018		2017		2016	2015	2014

Net asset value, beginning of period	$11.31		$11.21		$11.58		$10.91	$10.80	$10.47

Net investment income(a)	0.20		0.31		0.33		0.33	0.38	0.41
Net realized and unrealized gain (loss)	(0.19)		0.10		(0.38)		0.68	0.11	0.33

Net increase (decrease) from investment operations	0.01		0.41		(0.05)		1.01	0.49	0.74

Distributions from net investment income(b)	(0.29)		(0.31)		(0.32)		(0.34)	(0.38)	(0.41)

Net asset value, end of period	$11.03		$11.31		$11.21		$11.58	$10.91	$10.80

Total Return(c)
Based on net asset value	0.11	%(d)	3.67%		(0.34)%		9.53%	4.61%	7.26%

Ratios to Average Net Assets
Total expenses	0.99	%(e)(f)	0.96	%(e)	0.96	%(e)	1.01%	1.04%	1.03%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.90	%(e)(f)	0.88	%(e)	0.88	%(e)	0.94%	0.93%	1.03%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense and fees(g)	0.75	%(e)(f)	0.75	%(e)	0.77	%(e)	0.89%	0.89%	0.98%

Net investment income	2.74	%(e)(f)	2.71	%(e)	2.92	%(e)	3.01%	3.50%	3.92%

Supplemental Data
Net assets, end of period (000)	$412,927		$362,961		$260,308		$213,000	$82,376	$46,084

Borrowings outstanding, end of year (000)	$90,104		$67,389		$60,785		$49,774	$18,711	$18,711

Portfolio turnover rate	57%		43%		34%		20%	22%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor A1
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018		2017		2016	2015	2014

Net asset value, beginning of period	$11.31		$11.21		$11.58		$10.91	$10.80	$10.46

Net investment income(a)	0.16		0.32		0.34		0.35	0.40	0.42
Net realized and unrealized gain (loss)	(0.14)		0.10		(0.37)		0.67	0.11	0.34

Net increase (decrease) from investment operations	0.02		0.42		(0.03)		1.02	0.51	0.76

Distributions from net investment income(b)	(0.30)		(0.32)		(0.34)		(0.35)	(0.40)	(0.42)

Net asset value, end of period	$11.03		$11.31		$11.21		$11.58	$10.91	$10.80

Total Return(c)
Based on net asset value	0.19	%(d)	3.83%		(0.19)%		9.55%	4.71%	7.53%

Ratios to Average Net Assets
Total expenses	0.82	%(e)(f)	0.81	%(f)	0.81	%(f)(g)	0.86%	0.88%	0.88%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.75	%(e)(f)	0.72	%(f)	0.73	%(f)	0.83%	0.83%	0.88%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense and fees(h)	0.60	%(e)(f)	0.60	%(f)	0.63	%(f)	0.78%	0.79%	0.83%

Net investment income	2.89	%(e)(f)	2.87	%(f)	3.06	%(f)	3.17%	3.61%	4.07%

Supplemental Data
Net assets, end of period (000)	$102,129		$107,538		$114,821		$124,864	$125,718	$132,184

Borrowings outstanding, end of year (000)	$90,104		$67,389		$60,785		$49,774	$18,711	$18,711

Portfolio turnover rate	57%		43%		34%		20%	22%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details

See notes to financial statements.

76	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor C
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018		2017		2016	2015	2014

Net asset value, beginning of period	$11.31		$11.21		$11.58		$10.90	$10.80	$10.46

Net investment income(a)	0.12		0.22		0.24		0.25	0.30	0.33
Net realized and unrealized gain (loss)	(0.15)		0.10		(0.37)		0.69	0.10	0.34

Net increase (decrease) from investment operations	(0.03)		0.32		(0.13)		0.94	0.40	0.67

Distributions from net investment income(b)	(0.25)		(0.22)		(0.24)		(0.26)	(0.30)	(0.33)

Net asset value, end of period	$11.03		$11.31		$11.21		$11.58	$10.90	$10.80

Total Return(c)
Based on net asset value	(0.27	)%(d)	2.89%		(1.08)%		8.72%	3.74%	6.57%

Ratios to Average Net Assets
Total expenses	1.73	%(e)(f)	1.73	%(e)	1.72	%(e)	1.76%	1.78%	1.78%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	1.65	%(e)(f)	1.63	%(e)	1.63	%(e)	1.69%	1.68%	1.77%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense and fees(g)	1.50	%(e)(f)	1.50	%(e)	1.52	%(e)	1.64%	1.64%	1.72%

Net investment income	1.99	%(e)(f)	1.96	%(e)	2.17	%(e)	2.27%	2.75%	3.17%

Supplemental Data
Net assets, end of period (000)	$100,340		$98,722		$85,612		$77,338	$37,670	$27,595

Borrowings outstanding, end of year (000)	$90,104		$67,389		$60,785		$49,774	$18,711	$18,711

Portfolio turnover rate	57%		43%		34%		20%	22%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor C1
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018		2017		2016	2015	2014

Net asset value, beginning of period	$11.31		$11.21		$11.58		$10.90	$10.80	$10.46

Net investment income(a)	0.09		0.27		0.29		0.30	0.34	0.37
Net realized and unrealized gain (loss)	(0.10)		0.10		(0.37)		0.68	0.10	0.34

Net increase (decrease) from investment operations	(0.01)		0.37		(0.08)		0.98	0.44	0.71

Distributions from net investment income(b)	(0.27)		(0.27)		(0.29)		(0.30)	(0.34)	(0.37)

Net asset value, end of period	$11.03		$11.31		$11.21		$11.58	$10.90	$10.80

Total Return(c)
Based on net asset value	(0.06	)%(d)	3.31%		(0.69)%		9.12%	4.11%	7.00%

Ratios to Average Net Assets
Total expenses	1.35	%(e)(f)	1.38	%(e)	1.30	%(e)	1.35%	1.37%	1.37%

Total expenses after fees waived and paid indirectly	1.25	%(e)(f)	1.23	%(e)	1.23	%(e)	1.32%	1.32%	1.36%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees(g)	1.10	%(e)(f)	1.10	%(e)	1.12	%(e)	1.27%	1.28%	1.31%

Net investment income	2.33	%(e)(f)	2.36	%(e)	2.56	%(e)	2.68%	3.12%	3.58%

Supplemental Data
Net assets, end of period (000)	$43		$742		$807		$7,670	$7,762	$8,827

Borrowings outstanding, end of year (000)	$90,104		$67,389		$60,785		$49,774	$18,711	$18,711

Portfolio turnover rate	57%		43%		34%		20%	22%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

78	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Class K
	Six Months Ended 12/31/18 (unaudited)		Period from 01/25/18 (a) to 06/30/18

Net asset value, beginning of period	$11.31		$11.34

Net investment income(b)	0.41		0.16
Net realized and unrealized gain (loss)	(0.39)		(0.05)

Net increase (decrease) from investment operations	0.02		0.11

Distributions from net investment income(b)	(0.31)		(0.14)

Net asset value, end of period	$11.02		$11.31

Total Return(d)
Based on net asset value	0.17	%(e)	1.02	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.68%		0.67	%(h)

Total expenses after fees waived and paid indirectly	0.60%		0.58%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs(i)	0.45%		0.45%

Net investment income	3.05%		3.42%

Supplemental Data
Net assets, end of period (000)	$3,420		$2,611

Borrowings outstanding, end of period (000)	$90,104		$67,389

Portfolio turnover rate	57%		43%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.68%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Municipal Bond Fund, Inc. (the “Corporation”) and BlackRock Multi-State Municipal Series Trust (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock Municipal Bond Fund, Inc.	BlackRock High Yield Municipal Fund	High Yield Municipal	Diversified
BlackRock Municipal Bond Fund, Inc.	BlackRock National Municipal Fund	National Municipal	Diversified
BlackRock Municipal Bond Fund, Inc.	BlackRock Short-Term Municipal Fund	Short-Term Municipal	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New York Municipal Opportunities Fund	New York Municipal	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 and C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional, Service and Class K Shares(a)	No		No		None
Investor A Shares	Yes		No	(b)	None
Investor A1 Shares	No	(c)	No	(d)	None
Investor C Shares(e)	No		Yes		To Investor A Shares after approximately 10 years
Investor C1 Shares(e)	No		No	(f)	To Investor A Shares after approximately 10 years

(a)	Class K Shares of High Yield Municipal and New York Municipal commenced operations on January 25, 2018.
(b)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(c)

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

(d)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

(e)

Effective November 8, 2018, these shares implemented an automatic conversion feature whereby such shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

(f)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts,) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

80	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Recent Accounting Standards:

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (unaudited) (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provides the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

82	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
High Yield Municipal	$518,079	$153,020	$46,653	$717,752
National Municipal	1,168,732	290,501	97,906	1,557,139
New York Municipal	607,604	177,925	51,009	836,538

For the six months ended December 31, 2018, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
High Yield Municipal	$122,684,044	$69,299,680	1.69% — 1.91%	$66,669,111	2.14%
National Municipal	671,210,478	294,359,972	1.73% — 1.78%	151,830,769	2.04
New York Municipal	170,412,778	90,104,063	1.73% — 1.79%	79,482,323	2.09

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as a TOB Residuals holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at December 31, 2018, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at December 31, 2018.

For the six months ended December 31, 2018, the following table is a summary of High Yield Municipal’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End)	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
High Yield Municipal	$—	$—	$8,886	0.78%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amount pledged, which are considered restricted, are included in cash pledged for futures in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY: The Corporation and the Trust, on behalf of the Funds, entered into Investment Advisory Agreements with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”) to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

High Yield Municipal and New York Municipal:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.470%
$1 Billion — $3 Billion	0.440
$3 Billion — $5 Billion	0.420
$5 Billion — $10 Billion	0.410
Greater than $10 Billion	0.400

National Municipal and Short-Term Municipal:

	Rate of Investment Advisory Fee
Aggregate of Average Daily Net Assets of the Two Combined Funds (a)	National Municipal	Short-Term Municipal
First $250 Million	0.410%	0.360%
$250 Million — $400 Million	0.385	0.340
$400 Million — $550 Million	0.385	0.320
Greater than $550 Million	0.385	0.290

(a)

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the two combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the two combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

Service and Distribution Fees: The Corporation and the Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Service	N/A	0.25%	N/A	N/A
Investor A	0.25%	0.25	0.25%	0.25%
Investor A1	N/A	N/A	0.10	0.10
Investor C	0.25	0.25	0.25	0.25
Investor C1	N/A	0.25	N/A	0.25

	Distribution Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	N/A	0.55	N/A	0.35

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended December 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor A1	Investor C	Investor C1	Total
High Yield Municipal	$—	$291,789	$—	$298,424	$—	$590,213
National Municipal	3,280	3,293,623	—	1,550,996	28,614	4,876,513
Short-Term Municipal	—	86,958	8,463	81,838	—	177,259
New York Municipal	—	496,854	52,985	495,964	1,628	1,047,431

84	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets, which are included in transfer agent — class specific in the Statements of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended December 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
High Yield Municipal	$620	$—	$1,031	$—	$366	$—	$15	$2,032
National Municipal	20,842	28	7,644	—	1,158	47	2,706	32,425
Short-Term Municipal	728	—	246	69	61	—	6	1,110
New York Municipal	554	—	967	1,159	368	8	6	3,062

For the six months ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
High Yield Municipal	$92,153	$—	$52,240	$—	$17,671	$—	$311	$162,375
National Municipal	1,115,164	593	1,399,808	—	76,846	2,031	55,811	2,650,253
Short-Term Municipal	153,993	—	13,096	5,030	5,942	—	99	178,160
New York Municipal	73,326	—	142,370	22,623	29,980	213	79	268,591

Other Fees: For the six months ended December 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$8,849	$16,869	$1,947	$7,684

For the six months ended December 31, 2018, affiliates received CDSCs as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$31,470	$52,648	$2,829	$36,022
Investor C	$2,617	$8,308	$65	$13,465

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended December 31, 2018, the amounts waived were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amounts waived	$20,089	$116,076	$78	$13,330

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through October 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors/trustees of the Corporation/Trust who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended December 31, 2018, there were no fees waived by the Manager.

For the six months ended December 31, 2018, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amounts reimbursed	$4,497	$49,031	$2,552	$5,354

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (unaudited) (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Institutional	0.54%	0.43%	0.36%	0.50%
Service	N/A	0.68	N/A	N/A
Investor A	0.79	0.68	0.61	0.75
Investor A1	N/A	N/A	0.46	0.60
Investor C	1.54	1.43	1.36	1.50
Investor C1	N/A	1.23	N/A	1.10
Class K	0.49	0.38	0.31	0.45

The Manager has agreed not to reduce or discontinue this contractual expense limitation through October 31, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended December 31, 2018, the Manager waived and/or reimbursed the following amounts, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amounts waived	$157,073	$1,276,077	$176,349	$372,967

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations. For the six months ended December 31, 2018, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
High Yield Municipal	$15	$—	$14	$—	$2,751	$—	$311	$3,091
National Municipal	314,499	6	741,083	—	3,793	272	55,810	1,115,463
Short-Term Municipal	62,112	—	—	799	1,849	—	99	64,859
New York Municipal.	564	—	43,000	9	5,182	77	79	48,911

With respect to the contractual expense limitation, if during New York Municipal’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment with respect to New York Municipal applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the six months ended December 31, 2018, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by New York Municipal:

Institutional	$46,542
Investor A1	3,265

On December 31, 2018, New York Muncipal’s fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring June 30,
	2019	2020	2021
Fund level	$126,519	$507,055	$372,967
Institutional	118,015	169,145	564
Investor A	84,248	70,876	43,000
Investor A1	27,653	27,033	9
Investor C	35,926	36,200	5,182
Investor C1	1,235	755	77
Class K	—	—	79

86	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Each Fund has begun to incur expenses in connection with a proposed realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the 6 months ended December 31, 2018, the amount reimbursed for was as follows.

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amounts reimbursed	$—	$—	$—	$50,198

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. National Municipal, Short-Term Municipal and New York Municipal are currently permitted to borrow under the Interfund Lending Program. High Yield Municipal is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended December 31, 2018, no Fund participated in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
High Yield Municipal Fund	$—	$2,925,324	$(216,831)
Short-Term Municipal	5,603,871	8,064,140	—

7.	PURCHASES AND SALES

For the six months ended December 31, 2018, purchases and sales of investments and excluding short-term securities, were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Purchases	$175,431,415	$5,392,611,049	$383,521,504	$734,964,928
Sales	78,418,234	5,262,183,194	329,184,991	604,745,423

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended June 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’s financial statements.

As of June 30, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires June 30,	High Yield Municipal	Short-Term Municipal
No expiration date(a)	$5,432,628	$1,608,430
2019	1,973,257	—

	$7,405,885	$1,608,430

(a)	Must be utilized prior to losses subject to expiration.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (unaudited) (continued)

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Tax cost	$877,629,089	$8,982,622,057	$564,741,485	$1,122,014,889

Gross unrealized appreciation	$30,909,466	$144,983,189	$649,136	$20,375,051
Gross unrealized depreciation	(8,943,095)	(72,240,915)	(911,664)	(22,369,936)

Net unrealized appreciation (depreciation)	$21,966,371	$72,742,274	$(262,528)	$(1,994,885)

9.	BANK BORROWINGS

The Corporation and the Trust, on behalf of their respective Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended December 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the

88	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: New York Municipal invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

As of period end, National Municipal Fund and New York Municipal invested a significant portion of their assets in securities in the Transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 12/31/18		Year Ended 06/30/18
High Yield Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	18,769,977	$178,253,054	25,757,537	$247,126,112
Shares issued in reinvestment of distributions	639,889	6,081,962	1,369,213	13,118,462
Shares redeemed	(13,446,234)	(127,445,296)	(23,938,584)	(229,252,942)

Net increase (decrease)	5,963,632	$56,889,720	3,188,166	$30,991,632

Investor A
Shares sold and automatic conversion of shares	6,895,482	$65,456,082	7,999,972	$76,567,442
Shares issued in reinvestment of distributions	358,714	3,401,616	706,375	6,751,806
Shares redeemed	(5,492,359)	(51,883,423)	(6,737,294)	(64,449,583)

Net increase (decrease)	1,761,837	$16,974,275	1,969,053	$18,869,665

Investor C
Shares sold	650,025	$6,176,832	877,139	$8,415,002
Shares issued in reinvestment of distributions	66,662	633,913	166,263	1,593,876
Shares redeemed and automatic conversion of shares	(752,300)	(7,146,571)	(1,413,173)	(13,552,056)

Net decrease	(35,613)	$(335,826)	(369,771)	$(3,543,178)

			Period from 01/25/18 (a) to 06/30/18
Class K
Shares sold	1,424,914	$13,505,682	1,298,932	$12,396,937
Shares issued in reinvestment of distributions	21,078	200,009	6,542	62,602
Shares redeemed	(239,111)	(2,263,184)	(83,913)	(801,870)

Net decrease	1,206,881	$11,442,507	1,221,561	$11,657,669

Total Net Increase (Decrease)	8,896,737	$84,970,676	6,009,009	$57,975,788

(a)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 12/31/18		Year Ended 06/30/18
National Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	98,140,806	$1,045,600,892	114,620,197	$1,245,253,060
Shares issued in reinvestment of distributions	2,847,525	30,357,490	6,737,245	73,049,511
Shares redeemed	(68,753,673)	(730,455,018)	(137,185,853)	(1,480,522,940)

Net increase (decrease)	32,234,658	$345,503,364	(15,828,411)	$(162,220,369)

Service
Shares sold	53,288	$567,211	56,989	$616,945
Shares issued in reinvestment of distributions	3,289	35,036	5,789	62,781
Shares redeemed	(23,343)	(247,582)	(129,391)	(1,396,794)

Net increase (decrease)	33,234	$354,665	(66,613)	$(717,068)

Investor A
Shares sold and automatic conversion of shares	76,869,518	$816,388,665	86,041,828	$933,789,923
Shares issued in reinvestment of distributions	3,021,533	32,258,066	5,933,994	64,353,988
Shares redeemed	(95,071,715)	(1,008,300,407)	(54,306,510)	(589,012,149)

Net increase (decrease)	(15,180,664)	$(159,653,676)	37,669,312	$409,131,762

Investor B(a)
Shares sold	—	$—	—	$6
Shares issued in reinvestment of distributions	—	—	436	4,752
Shares redeemed	—	—	(67,440)	(736,609)

Net decrease	—	$—	(67,004)	$(731,851)

Investor C
Shares sold	1,363,678	$14,551,927	2,627,666	$28,547,897
Shares issued in reinvestment of distributions	185,060	1,975,694	557,622	6,050,918
Shares redeemed and automatic conversion of shares	(5,238,673)	(55,711,946)	(8,024,190)	(87,078,490)

Net decrease	(3,689,935)	$(39,184,325)	(4,838,902)	$(52,479,675)

Investor C1
Shares sold	80	$851	12	$131
Shares issued in reinvestment of distributions	7,406	79,090	23,052	250,049
Shares redeemed and automatic conversion of shares	(825,195)	(8,696,791)	(225,692)	(2,445,084)

Net decrease	(817,709)	$(8,616,850)	(202,628)	$(2,194,904)

Class K
Shares sold	44,899,318	$479,620,266	146,297,714	$1,579,243,035
Shares issued in reinvestment of distributions	4,317,885	46,077,040	4,826,893	52,206,912
Shares redeemed	(43,817,703)	(466,554,653)	(41,803,297)	(453,186,426)

Net increase	5,399,500	$59,142,653	109,321,310	$1,178,263,521

Total Net Increase	17,979,084	$197,545,831	125,987,064	$1,369,051,416

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted to Investor A Shares.

90	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 12/31/18		Year Ended 06/30/18
Short-Term Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	11,048,793	$111,272,889	14,902,943	$150,277,966
Shares issued in reinvestment of distributions	96,772	974,445	192,520	1,942,159
Shares redeemed	(7,126,740)	(71,768,359)	(14,631,659)	(147,581,056)

Net increase (decrease)	4,018,825	$40,478,975	463,804	$4,639,069

Investor A
Shares sold and automatic conversion of shares	8,126,784	$81,874,788	2,780,387	$28,058,227
Shares issued in reinvestment of distributions	27,282	274,943	47,182	476,049
Shares redeemed	(1,661,635)	(16,748,865)	(3,368,075)	(34,031,813)

Net decrease	6,492,431	$65,400,866	(540,506)	$(5,497,537)

Investor A1
Shares sold	6,188.	$62,374	669	$6,741
Shares issued in reinvestment of distributions	2,039	20,543	10,894	109,986
Shares redeemed	(126,613)	(1,276,618)	(234,519)	(2,368,988)

Net increase decrease	(118,386)	$(1,193,701)	(222,956)	$(2,252,261)

Investor C
Shares sold	657,363	$6,447,870	311,952	$3,064,252
Shares issued in reinvestment of distributions	1,419	13,913	2,089	20,482
Shares redeemed and automatic conversion of shares	(393,932)	(3,862,243)	(917,552)	(9,017,547)

Net decrease	264,850	$2,599,540	(603,511)	$(5,932,813)

Class K
Shares sold	186,592.	$1,878,445	380,963	$3,832,420
Shares issued in reinvestment of distributions	5,052	50,869	4,633	46,715
Shares redeemed	(41,242)	(415,403)	(38,728)	(389,946)

Net increase (decrease)	150,402	$1,513,911	346,868	$3,489,189

Total Net Decrease	10,808,122	$108,799,591	(556,301)	$(5,554,353)

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 12/31/18		Year Ended 06/30/18
New York Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	17,514,924	$195,597,537	21,962,851	$248,214,176
Shares issued in reinvestment of distributions	1,004,805	11,174,315	765,737	8,639,733
Shares redeemed	(10,427,052)	(116,050,421)	(6,239,274)	(70,446,362)

Net increase	8,092,677	$90,721,431	16,489,314	$186,407,547

Investor A
Shares sold and automatic conversion of shares	10,580,800	$118,349,410	14,256,153	$161,175,846
Shares issued in reinvestment of distributions	758,288	8,439,043	689,693	7,785,014
Shares redeemed	(5,982,461)	(66,652,557)	(6,078,255)	(68,650,124)

Net increase	5,356,627	$60,135,896	8,867,591	$100,310,736

Investor A1
Shares sold	106,784	$1,188,686	28,807	$326,600
Shares issued in reinvestment of distributions	72,331	805,335	186,464	2,103,644
Shares redeemed	(424,215)	(4,740,715)	(949,664)	(10,728,418)

Net decrease	(245,100)	$(2,746,694)	(734,393)	$(8,298,174)

Investor C
Shares sold	1,339,245	$14,961,040	2,527,938	$28,567,879
Shares issued in reinvestment of distributions	156,604	1,740,037	148,127	1,671,614
Shares redeemed and automatic conversion of shares	(1,123,913)	(12,573,373)	(1,584,754)	(17,900,018)

Net decrease	371,936	$4,127,704	1,091,311	$12,339,475

Investor C1
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	583	6,765	1,644	18,555
Shares redeemed and automatic conversion of shares	(62,226)	(691,989)	(8,073)	(91,270)

Net decrease	(61,643)	$(685,224)	(6,429)	$(72,715)

			Period from 01/25/18 (a) to 06/30/18
Class K
Shares sold	113,357	$1,270,981	231,318	$2,611,653
Shares issued in reinvestment of distributions	7,805	86,783	1,363	15,381
Shares redeemed	(41,766)	(464,261)	(1,835)	(20,728)

Net increase	79,396	$893,503	230,846	$2,606,306

Total Net Increase	13,593,893	$152,446,616	25,938,240	$293,293,175

(a)	Commencement of operations.

As of December 31, 2018, shares owned by BlackRock Hold Co2, Inc., an affiliate of the Funds, were as follows:

Class K
High Yield Municipal	20,951
New York Municipal	17,732

12. REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

92	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Distributions for the year ended June 30, 2018 were classified as follows:

	Share Class	Net Investment Income
High Yield Municipal	Institutional	$22,269,205
	Investor A	8,349,393
	Investor C	1,953,705
	Class K	139,812

National Municipal	Institutional	102,169,525
	Service	79,545
	Investor A	70,549,749
	Investor B	7,152
	Investor C	7,327,250
	Investor C1	252,996
	Class K	69,394,304

Short-Term Municipal	Institutional	3,917,346
	Investor A	542,423
	Investor A1	184,330
	Investor C	26,247
	Class K	47,113

New York Municipal	Institutional	10,312,712
	Investor A	8,484,778
	Investor A1	3,200,212
	Investor C	1,801,015
	Investor C1	18,602
	Class K	17,062

Undistributed (distributions in excess of) net investment income as of June 30, 2018 is as follows:

Undistributed Net Investment Income
High Yield Municipal	$627,163
National Municipal	2,019,556
Short-Term Municipal	477,104
New York Municipal	471,694

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	93

Director and Officer Information

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Honorable Stuart E. Eizenstat, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders and each Fund’s interestholders elected Directors who took office on January 1, 2019. The newly-elected Directors include three former Directors and eight individuals who served as directors/trustees of the funds in the BlackRock Closed-End Complex. Information regarding the individuals who began serving as Directors effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

94	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

BlackRock Municipal Bond Fund, Inc.

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of the Fund. The newly elected directors took office effective January 1, 2019.

Shareholders approved the Directors* of BlackRock Municipal Bond Fund, Inc. with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Michael J. Castellano	947,062,634	4,815,883	10,939,195
Richard E. Cavanagh	947,094,328	4,955,029	10,768,355
Cynthia L. Egan	948,107,947	4,248,020	10,461,745
Frank J. Fabozzi	946,594,830	5,978,735	10,244,147
Robert Fairbairn	948,007,350	4,173,613	10,636,749
Henry Gabbay	946,182,034	5,561,978	11,073,700
R. Glenn Hubbard	946,378,050	5,686,554	10,753,109
W. Carl Kester	946,676,683	4,772,252	11,368,777
Catherine A. Lynch	947,887,041	4,158,238	10,772,433
John M. Perlowski	946,894,564	4,792,802	11,130,346
Karen P. Robards	947,380,323	4,633,902	10,803,488

*	Denotes Company-wide proposal and voting results.

The above Directors, referred to as the BlackRock Fixed-Income Board, have also been elected to serve as directors for other BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds.

BlackRock Multi-State Municipal Series Trust

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected trustees took office effective January 1, 2019.

	Votes For	Votes Against	Votes Abstained
Michael J. Castellano	161,432,243	1,814,802	2,287,585
Richard E. Cavanagh	161,222,058	2,490,004	1,822,568
Cynthia L. Egan	161,934,892	1,773,352	1,826,386
Frank J. Fabozzi	161,740,916	1,876,747	1,916,967
Robert Fairbairn	161,986,129	1,787,046	1,761,455
Henry Gabbay	161,835,704	1,931,629	1,767,297
R. Glenn Hubbard	162,033,761	1,742,117	1,758,753
W. Carl Kester	161,795,288	1,907,982	1,831,360
Catherine A. Lynch	162,027,489	1,678,713	1,828,428
John M. Perlowski	161,517,439	2,335,501	1,681,691
Karen P. Robards	162,168,558	1,751,859	1,614,213

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Fixed-Income Board, have also been elected to serve as trustees for other BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds.

General Information

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to each Fund’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, including each Fund’s effective duration and additional information about the new methodology may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

ADDITIONAL INFORMATION	95

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

96	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

ACA	American Capital Access Holding Ltd.

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BAN	Bond Anticipation Notes

BARB	Building Aid Revenue Bonds

BHAC	Berkshire Hathaway Assurance Corp.

CAB	Capital Appreciation Bonds

CIFG	CIFG Assurance North America, Inc.

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

ERB	Education Revenue Bonds

ETF	Exchange-Traded Fund

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

IDRB	Industrial Development Revenue Bonds

LOC	Letter of Credit

LRB	Lease Revenue Bonds

M/F	Multi-Family

MRB	Mortgage Revenue Bonds

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bonds

SBPA	Stand-by Bond Purchase Agreements

SONYMA	State of New York Mortgage Agency

SRF	State Revolving Fund

VRDN	Variable Rate Demand Notes

GLOSSARY OF TERMS USED IN THIS REPORT	97

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MBNYMB-12/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Municipal Bond Fund, Inc.

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Municipal Bond Fund, Inc.

Date: March 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Municipal Bond Fund, Inc.

Date: March 8, 2019

3